As filed with the U.S. Securities and Exchange Commission on October 26, 2026

Securities Act File No. 002-64536

Investment Company Act File No. 811-02924

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	X

Pre-Effective Amendment No.

Post-Effective Amendment No. 65	X

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	X

Amendment No. 65	X

LORD ABBETT U.S. GOVERNMENT & GOVERNMENT
SPONSORED ENTERPRISES MONEY MARKET FUND, INC.

(Exact Name of Registrant as Specified in Charter)

30 Hudson Street, Jersey City, New Jersey  07302-4804
(Address of Principal Executive Office)  (Zip Code)

Registrant's Telephone Number, including Area Code: (888) 522-2388

Brooke A. Fapohunda, Esq.
Vice President, Secretary and Chief Legal Officer
30 Hudson Street, Jersey City, New Jersey 07302-4804
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

 immediately upon filing pursuant to paragraph (b)

X  on November 1, 2026 pursuant to paragraph (b)

___ 60 days after filing pursuant to paragraph (a)(1)

___ on (date) pursuant to paragraph (a)(1)

___ 75 days after filing pursuant to paragraph (a)(2)

___ on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

___ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund

PROSPECTUS

NOVEMBER 1, 2026

CLASS	TICKER
A	LACXX
C	LCCXX
I	LAYXX

The U.S. Securities and Exchange Commission has not approved or disapproved of these securities or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS: NOT FDIC INSURED–NO BANK GUARANTEE–MAY LOSE VALUE

FUND SUMMARY

MORE INFORMATION ABOUT THE FUND

Investment Objective	9
Principal Investment Strategies	9
Principal Risks	10
Additional Information About Investment and Operational Risks	13
Disclosure of Portfolio Holdings	18
Management and Organization of the Fund	19

INFORMATION FOR MANAGING YOUR FUND ACCOUNT

FINANCIAL INFORMATION

Financial Highlights	40

APPENDIX A

Intermediary-Specific Sales Charge Reductions and Waivers	A- 1

FUND SUMMARY

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek high current income and preservation of capital through investments in high quality, short-term, liquid securities. These securities are commonly known as money market instruments.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. More information about sales charge discounts is available from your financial intermediary and in “Sales Charges” on page 22 of the prospectus, Appendix A to the prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers,” and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 9-1 of Part II of the statement of additional information (“SAI”).

Shareholder Fees(1)	(Fees paid directly from your investment)
Class	A and C	I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None(2)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(3)	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Class	A	C	I
Management Fees	0.15%	0.15%	0.15%
Distribution and Service (12b-1) Fees	None	None	None
Other Expenses	0.11%	0.11%	0.11%
Total Annual Fund Operating Expenses	0.26%	0.26%	0.26%

(1)

A shareholder transacting in share classes without a front-end sales charge may be required to pay a commission to its financial intermediary. Please contact your financial intermediary for more information about whether such a commission may apply to your transaction.

(2)

Class A or C shares purchased directly are not subject to any front-end sales charge. However, Class A or C shares initially purchased without a front-end sales charge and subsequently exchanged for shares of another Lord Abbett Fund are subject to any applicable front-end sales charge.

(3)

Class A or C shares purchased directly are not subject to any contingent deferred sales charge (“CDSC”). However, Class A or C shares of the Fund that were obtained in exchange for Class A or C shares of another Lord Abbett Fund that were subject to a CDSC of 1.00% at the time of exchange are subject to a CDSC unless the one-year CDSC period has expired or a CDSC waiver applies. More information about the CDSC is provided in the "Sales Charges" section of the prospectus.

PROSPECTUS – U.S. Government & Government Sponsored Enterprises Money Market Fund

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Class C shares automatically convert to Class A shares after eight years. The expense example for Class C shares for the ten-year period reflects the conversion to Class A shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$27	$84	$146	$331
Class C Shares	$27	$84	$146	$331
Class I Shares	$27	$84	$146	$331

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a money market fund that attempts to manage its portfolio to maintain a stable share price of $1.00 in accordance with applicable rules of the U.S. Securities and Exchange Commission (“SEC”). The Fund has adopted a policy to invest 99.5% or more of its total assets in cash, U.S. Government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or U.S. Government securities) in order to qualify as a “government money market fund” under Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”).

In addition, under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. Government securities and/or repurchase agreements that are collateralized by U.S. Government securities. For purposes of these policies, “U.S. Government securities” include securities issued or guaranteed as to principal or interest by the U.S. Government, or by agencies or instrumentalities of the U.S. Government (collectively, “government sponsored enterprises”).

The Fund’s investments in U.S. Government securities may include those backed by the full faith and credit of the U.S. Government, which include direct obligations of the U.S. Treasury (e.g., U.S. Treasury bills, notes and bonds) and securities issued by certain government sponsored enterprises such as the Government National Mortgage Association (“Ginnie Mae”). The U.S. Government securities in which the Fund invests also may include securities issued by other government sponsored enterprises that are sponsored or chartered by Congress but whose securities are not guaranteed by the U.S. Treasury or backed by the full faith and credit of the U.S. Government. These government sponsored enterprises include, but are not limited to, the Federal Home Loan Banks (“FHLBanks”), Federal National Mortgage

PROSPECTUS – U.S. Government & Government Sponsored Enterprises Money Market Fund

Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”), and Federal Farm Credit Banks Funding Corporation (“Federal Farm Credit Banks”).

The Fund may invest a substantial portion of its assets in securities issued by these government sponsored enterprises.

The Fund, like all other money market funds, is subject to the diversification, liquidity, credit quality, maturity, and other requirements of Rule 2a-7 under the 1940 Act.

The Fund seeks to remain fully invested in accordance with its investment objective. In response to adverse economic, market, or other unfavorable conditions, or to meet regulatorily-imposed liquidity requirements, however, the Fund may temporarily invest its assets in cash in a defensive manner. The Fund also may increase its investments in cash in unusual circumstances, such as unusually large cash inflows (whether through the purchase of Fund shares or the sale of securities) or anticipated increases in redemptions. Although the Fund seeks to be fully invested, to the extent that the Fund invests in cash, the Fund may not achieve its investment objective.

The Fund may sell a security to satisfy redemption requests, increase cash, or for a variety of other reasons, such as when the Fund believes the security seems less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or when selling the security is required to comply with SEC requirements regarding the quality, maturity, duration, and diversification of the Fund’s portfolio.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk. While the Fund seeks to preserve capital by investing in high quality, short-term, liquid securities, the value of such securities will fluctuate in response to economic conditions and market movements.

In addition to the risks of overall market movements and risks that are specific to an individual security, the principal risks of investing in the Fund, which could adversely affect its performance, include:

• Interest Rate Risk: A rise in prevailing interest rates generally will cause the price of a fixed rate debt security to fall. Generally, the longer the maturity of a security or weighted average maturity of the Fund, the more sensitive its price is to a rise in interest rates. The Fund’s yield may vary in response to changes in interest rates and other market factors. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions.

• Credit Risk: Many securities in which the Fund invests are not supported by the full faith and credit of the U.S. Government, even though they are issued by government sponsored enterprises. There can be no assurance that the U.S.

PROSPECTUS – U.S. Government & Government Sponsored Enterprises Money Market Fund

Government will provide financial support to government sponsored enterprises if it is not legally required to do so. In these situations, the Fund is exposed to the credit risk of the issuing government sponsored enterprise, which may fail to make timely payments of principal or interest, or may default on such payments.

• Mortgage-Related Securities Risk: Mortgage-related securities issued by government sponsored enterprises may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and defaults. The prices of mortgage-related securities, depending on their structure and the rate of payments, can be volatile. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage obligations due to a rise in market interest rates). These risks increase the Fund’s overall interest rate risk. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place.

• Issuer Concentration Risk: Because the Fund may invest most of its assets in securities issued or guaranteed by a small number of government sponsored enterprises that are not backed by the full faith and credit of the U.S. Government, it may be more exposed to developments affecting an individual government sponsored enterprise than a fund that invests more widely.

• Repurchase Agreement Risk: If the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement, or may be prevented from exercising such rights. If the seller fails to repurchase the security and the market value of the security declines, the Fund will lose money.

• Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

For more information on the principal risks of the Fund, please see the “More Information About the Fund – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. The performance

PROSPECTUS – U.S. Government & Government Sponsored Enterprises Money Market Fund

information reflects the impact of the Fund’s voluntary expense limitation in effect during a portion of the periods shown. If Lord Abbett had not agreed to limit expenses, returns would have been lower. Each assumes reinvestment of dividends and distributions. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) - Class A Shares* Best Quarter 4th Q 2023 +1.30% Worst Quarter 2nd Q 2021 +0.00% * The year-to-date return for Class A shares as of September 30, 2026 was 2.62%.

For the Fund’s current 7-day yield, call toll-free 888-522-2388. The table below shows the Fund’s Class A, C, and I shares performance over time. The Fund’s average annual total returns include applicable sales charges.

PROSPECTUS – U.S. Government & Government Sponsored Enterprises Money Market Fund

Average Annual Total Returns
(for the periods ended December 31, 2025)
Class	1 Year	5 Years	10 Years
Class A Shares	4.04%	3.04%	1.85%
Class C Shares(1)	4.04%	3.04%	1.85%
Class I Shares	4.04%	3.03%	1.85%
Lipper Average
Lipper U.S. Government Money Market Funds Average	3.77%	2.82%	1.73%
(reflects no deduction for fees, expenses, or taxes)

(1)	Class C shares convert to Class A shares eight years after purchase. Class C share performance does not reflect the impact of such conversion to Class A shares.

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC (“Lord Abbett”).

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Class I shares are only available for purchase by Lord Abbett and its affiliates, including Lord Abbett sponsored employee benefit plans. See ‘‘Choosing a Share Class – Investment Minimums’’ in the prospectus for more information.

Investment Minimums — Initial/Additional Investments
Class	A and C	I
General and IRAs without Invest-A-Matic Investments	Initial: $1,000 Additional: No minimum	N/A
Invest-A-Matic Accounts(1)	Initial: $250 Additional: $50	N/A
IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A
(1) There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including Individual Retirement Accounts (“IRAs”).

PROSPECTUS – U.S. Government & Government Sponsored Enterprises Money Market Fund

Initial Investment Minimums — by Exchange or Dividend Reinvestment
Class	A and C
Regular Account	$1,000
IRAs	$250

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary on any business day the Fund calculates its net asset value (“NAV”). If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at Lord Abbett Funds Service Center, P.O. Box 534489, Pittsburgh, PA 15253-4489 (regular mail) or Attention: 534489, 1350 Penn Avenue, Suite 102, Pittsburgh, PA 15222 (overnight mail), by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

TAX INFORMATION

The Fund’s distributions, if any, generally are taxable to you as ordinary income, unless you are a tax-exempt investor or investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA. Any withdrawals from such a tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

PROSPECTUS – U.S. Government & Government Sponsored Enterprises Money Market Fund

MORE INFORMATION ABOUT THE FUND

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek high current income and preservation of capital through investments in high quality, short-term, liquid securities. These securities are commonly known as money market instruments.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a money market fund that attempts to manage its portfolio to maintain a stable share price of $1.00 in accordance with applicable rules of the SEC. The Fund has adopted a policy to invest 99.5% or more of its total assets in cash, U.S. Government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or U.S. Government securities) in order to qualify as a ‘‘government money market fund’’ under Rule 2a-7 under the 1940 Act.

In addition, under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. Government securities and/or repurchase agreements that are collateralized by U.S. Government securities.

The Fund will provide shareholders with at least 60 days’ notice of any change in this policy. In contrast to the Fund’s 99.5% policy, the Fund’s 80% policy does not include cash or repurchase agreements collateralized by cash. For purposes of these policies, “U.S. Government securities” include securities issued or guaranteed as to principal or interest by the U.S. Government or by government sponsored enterprises.

The Fund’s investments in U.S. Government securities may include those backed by the full faith and credit of the U.S. Government, which include direct obligations of the U.S. Treasury (e.g., U.S. Treasury bills, notes, and bonds) and securities issued by certain government sponsored enterprises such as Ginnie Mae. The U.S. Government securities in which the Fund invests also may include securities issued by other government sponsored enterprises that are sponsored or chartered by Congress but whose securities are not guaranteed by the U.S. Treasury or backed by the full faith and credit of the U.S. Government. These government sponsored enterprises include, but are not limited to, the FHLBanks, Fannie Mae, Freddie Mac, and the Federal Farm Credit Banks. The Fund may invest a substantial portion of its assets in securities issued by these government sponsored enterprises.

The Fund, like all other money market funds, is subject to the diversification, liquidity, credit quality, maturity, and other requirements of Rule 2a-7 under the 1940 Act.

As a “government money market fund” under Rule 2a-7, the Fund will (1) be permitted to use the amortized cost method of valuation to seek to maintain a $1.00 share price and (2) not be subject to discretionary or mandatory liquidity fees on

PROSPECTUS – U.S. Government & Government Sponsored Enterprises Money Market Fund

Fund redemptions which might apply to other types of money market funds should certain triggering events specified in Rule 2a-7 occur. The Board has reserved its ability to change this policy with respect to discretionary liquidity fees, but such change would only become effective after the Fund's disclosure has been updated to reflect its new policy.

The Fund seeks to remain fully invested in accordance with its investment objective. In response to adverse economic, market, or other unfavorable conditions, or to meet regulatorily-imposed liquidity requirements, however, the Fund may temporarily invest its assets in cash in a defensive manner. The Fund also may increase its investments in cash in unusual circumstances, such as unusually large cash inflows (whether through the purchase of Fund shares or the sale of securities) or anticipated increases in redemptions. Although the Fund seeks to be fully invested, to the extent that the Fund invests in cash, the Fund may not achieve its investment objective.

The Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to comply with SEC requirements regarding the quality, maturity, duration, and diversification of the Fund’s portfolio, to secure gains, limit losses, increase cash, or satisfy redemption requests, among others. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s financial condition, changes in the outlook for the issuer’s industry, the Fund’s valuation target for the security, and the impact of the security’s duration on the Fund’s overall duration.

Lord Abbett is registered with the U.S. Commodity Futures Trading Commission as a commodity pool operator (“CPO”) under the Commodity Exchange Act (“CEA”).  However, with respect to the Fund, Lord Abbett has filed a claim of exclusion from the definition of the term CPO and therefore, Lord Abbett is not subject to registration or regulation as a pool operator under the CEA with respect to the Fund.

PRINCIPAL RISKS

In addition to the risks of overall market movements and risks that are specific to an individual security, the principal risks you assume when investing in the Fund are described below. The Fund attempts to manage these risks through careful security selection and continual portfolio review and analysis, but there can be no assurance or guarantee that these strategies will be successful in reducing risk. Please see the SAI for a further discussion of certain types of investments and investment techniques that the Fund may use and the risks associated with an investment in the Fund.

• Interest Rate Risk: A rise in prevailing interest rates generally will cause the price of a fixed rate debt security to fall. Generally, the longer the maturity of a security or weighted average maturity of the Fund, the more sensitive its price is to a rise in interest rates. The Fund’s yield may vary in response to changes in interest rates, monetary policy and other market factors. During periods when the Fund holds low-yielding securities, the Fund may have little or no net

PROSPECTUS – U.S. Government & Government Sponsored Enterprises Money Market Fund

investment income and the Fund’s yield may decline substantially. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. Periods of low interest rates increase the exposure of bond investors to the risks associated with rising interest rates.

• Credit Risk: Many securities in which the Fund invests are not supported by the full faith and credit of the U.S. Government, even though they are issued by government sponsored enterprises. This means that the U.S. Government is not legally required to pay principal and interest to the Fund when these securities mature. For example, Ginnie Mae securities are backed by the full faith and credit of the U.S. Government, while Fannie Mae, Freddie Mac, Farmer Mac, FHLBank, and Federal Farm Credit Banks securities are not. There can be no assurance that the U.S. Government will provide financial support to government sponsored enterprises if it is not legally required to do so. In these situations, the Fund is exposed to the credit risk of the issuing government sponsored enterprise, which may fail to make timely payments of principal or interest, or may default on such payments.

• Mortgage-Related Securities Risk: Mortgage-related securities issued by government sponsored enterprises may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and defaults. The prices of mortgage-related securities, depending on their structure and the rate of payments, can be volatile. Like other debt securities, when interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage- related securities with prepayment features may not increase as much as other fixed income securities. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The payment rate thus will affect the price and volatility of a mortgage-related security. The value of some mortgage-related securities may fluctuate in response to the market’s perception of the creditworthiness of the government sponsored enterprises that issue them.

• Issuer Concentration Risk: Because the Fund may invest most of its assets in securities issued or guaranteed by a small number of government sponsored enterprises that are not backed by the full faith and credit of the U.S. Government, it may be more exposed to developments affecting an individual government sponsored enterprise than a fund that invests more widely.

• Repurchase Agreement Risk: If the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement, or may be prevented from exercising such rights. If the seller fails to repurchase the security and the market value of the security declines, the Fund will lose money.

PROSPECTUS – U.S. Government & Government Sponsored Enterprises Money Market Fund

The SEC has finalized rules that will require certain transactions involving U.S. Treasuries, including repurchase agreements, to be centrally cleared. Historically, such transactions have not been required to be cleared and voluntary clearing of such transactions has generally been limited. Compliance with these rules is expected to be required by the middle of 2027. Although the impact of these rules on the Fund is difficult to predict, they may reduce the availability or increase the costs of such transactions, or otherwise make it more difficult for the Fund to execute certain investment strategies, and may adversely affect the Fund’s performance.

• Money Market Fund Regulatory Risk: Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance, yield, expenses and/or continued viability of money market funds. The SEC has adopted amendments to money market fund regulation that, as applicable to government money market funds (including the Fund), increase the minimum daily and weekly liquid asset requirements, permit government money market funds to impose discretionary liquidity fees, and permit government money market funds to engage in certain practices in order to seek to maintain a stable net asset value per share in a negative interest rate environment, among other changes. There can be no assurance that these changes will not adversely impact the Fund and its shareholders, including by resulting in lower yields for the Fund.

• Portfolio Management Risk: The Fund is actively managed and depends heavily on its portfolio management team's judgments in selecting investments for the Fund’s portfolio. As part of its analysis of an investment opportunity, the Fund's portfolio management team may consider a variety of factors and may determine that certain factors are more significant than others in arriving at an investment decision. The strategies used and investments selected by the Fund’s portfolio management team may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a favorable market.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

PROSPECTUS – U.S. Government & Government Sponsored Enterprises Money Market Fund

ADDITIONAL INFORMATION ABOUT INVESTMENT AND OPERATIONAL RISKS

In addition to the principal investment risks described above, the Fund may also be subject to other investment and operational risks, including:

• Cyber Security Risk: As the use of technology has become more prevalent in the course of business, Lord Abbett and other service providers have become more susceptible to operational and information security risks. Cyber incidents can result from deliberate attacks or unintentional events and include, but are not limited to, gaining unauthorized access to electronic systems for purposes of misappropriating assets, personally identifiable information (“PII”) or proprietary information (e.g., trading models and algorithms), corrupting data, or causing operational disruption, for example, by compromising trading systems or accounting platforms. Other ways in which the business operations of Lord Abbett, other service providers, or issuers of securities in which Lord Abbett invests a shareholder’s assets may be impacted include interference with a shareholder’s ability to value its portfolio, the unauthorized release of PII or confidential information, and violations of applicable privacy, recordkeeping and other laws. The rapid development and increasingly widespread use of artificial intelligence, including machine learning technology and generative artificial intelligence, could exacerbate these risks or result in cyber security incidents that implicate personal data. A shareholder and/or its account could be negatively impacted as a result.

While Lord Abbett has established internal risk management security protocols designed to identify, protect against, detect, respond to and recover from cyber security incidents, there are inherent limitations in such protocols including the possibility that certain threats and vulnerabilities have not been identified or made public due to the evolving nature of cyber security threats. Furthermore, Lord Abbett cannot control the cyber security systems of third-party service providers or issuers. Any problems relating to the performance and effectiveness of security procedures used by the Fund or its service providers to protect the Fund’s assets, such as algorithms, codes, passwords, multiple signature systems, encryption and telephone call-backs, may have an adverse impact on the Fund or its investors. Furthermore, as the Fund’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware. Geopolitical tensions could increase the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing. Available insurance may not cover all of the potential risks associated with cyber incidents. Unless specifically agreed by Lord Abbett separately or required by law, Lord Abbett is not a guarantor against, or obligor for, any damages resulting from a cyber security-related incident.

• Artificial Intelligence Risk: Lord Abbett, the Fund and issuers in which it invests, as well as their respective service providers (collectively, the “Covered Parties”) may utilize AI in their business operations. The challenges with

PROSPECTUS – U.S. Government & Government Sponsored Enterprises Money Market Fund

properly managing use of AI could result in reputational harm, competitive harm, and legal liability, and/or an adverse effect on the business operations of the Covered Parties and may directly or indirectly result in adverse effects on the Fund. AI models may rely on techniques such as natural language processing and machine learning which are less transparent or interpretable and may produce unexpected results, which could adversely impact the Fund. If the content, analyses, or recommendations that AI applications assist Covered Parties in producing are or are alleged to be deficient, inaccurate, or biased, the Fund may be adversely affected. Additionally, AI tools used by Covered Parties may produce inaccurate, misleading or incomplete responses that could lead to errors in the Covered Party’s and its employees’ decision-making, portfolio management or other business activities, which could have a negative impact on the performance of the Fund. Such AI tools could also be used against a Covered Party, including the Fund, and its investments (if any) in criminal or negligent ways. Lord Abbett’s competitors or other third parties could incorporate AI into their products more quickly or more successfully, which could impair Lord Abbett’s ability to compete effectively. AI also has the potential to disrupt companies, sectors, and industries, including those in which the Fund invests. This can create new, unpredictable risks that may negatively impact the Fund. Legal and regulatory changes, particularly related to information privacy and data protection, may have an impact on AI, and may additionally impact Lord Abbett and the Fund.

• Large Transactions Risk: To the extent a large number of shares of the Fund are held by a single shareholder or group of related shareholders (e.g., an institutional investor, another Lord Abbett Fund or multiple accounts advised by a common adviser) or a group of shareholders with a common investment strategy, the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities, potentially at disadvantageous prices, to raise the cash needed to satisfy the redemption request. In addition, the funds and other accounts over which Lord Abbett has investment discretion that invest in the Fund may not be limited in how often they may purchase or sell Fund shares. Certain Lord Abbett Funds or accounts may hold substantial percentages of the shares of the Fund, and asset allocation decisions by Lord Abbett may result in substantial redemptions from (or investments in) the Fund. A large number of shareholders collectively may purchase or redeem Fund shares in large amounts rapidly or unexpectedly (collectively, such transactions are referred to as “large shareholder transactions”). Large shareholder transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) when it would not otherwise do so. Redemptions of a large number of shares also may affect the liquidity of the Fund’s portfolio, increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for Fund shareholders, particularly those who do not hold their Fund shares in an IRA, 401(k) plan or other tax-advantaged plan. To the extent

PROSPECTUS – U.S. Government & Government Sponsored Enterprises Money Market Fund

that such transactions result in short-term capital gains, such gains will generally be taxed at the ordinary income tax rate for shareholders who hold Fund shares in a taxable account. Additionally, redemptions by a large shareholder also potentially limit the use of any capital loss carryforwards and other losses to offset future realized capital gains (if any) and may limit or prevent the Fund’s use of tax equalization.

A number of circumstances may cause the Fund to experience large redemptions, such as changes in the eligibility criteria for a Fund or share class of the Fund; liquidations, reorganizations, repositionings, or other announced Fund events; or changes in investment objective, strategies, policies, risks, or investment personnel. Large redemptions may be more likely during times of market stress or reduced liquidity, exacerbating the potential impact on the Fund. In addition, Fund returns may be adversely affected if the Fund holds a portion of its assets in liquid, cash-like investments in connection with or in anticipation of shareholder redemptions.

• Operational Risk: The Fund also is subject to the risk of loss as a result of other services provided by Lord Abbett and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider, each of which may negatively affect the Fund’s performance. For example, trading delays or errors could prevent the Fund from benefiting from potential investment gains or avoiding losses. In addition, a service provider may be unable to provide an NAV for the Fund or share class on a timely basis. Similar types of operational risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value. The rapid development and increasingly widespread use of artificial intelligence, including machine learning technology and generative artificial intelligence, could exacerbate these risks.

• Business Continuity Risk: Lord Abbett has developed a Business Continuity Program (the “Program”) that is designed to minimize the disruption of normal business operations in the event of an adverse incident impacting Lord Abbett, its affiliates, or the Fund. While Lord Abbett believes that the Program should enable it to reestablish normal business operations in a timely manner in the event of an adverse incident, there are inherent limitations in such programs (including the possibility that contingencies have not been anticipated and procedures do not work as intended) and, under some circumstances, Lord Abbett, its affiliates, and any vendors used by Lord Abbett, its affiliates, or the Fund could be prevented or hindered from providing services to the Fund for extended periods of time. These circumstances may include, without limitation, acts of God, acts of governments, any act of declared or undeclared war or of a public enemy (including acts of terrorism), cyber-attacks, power shortages or failures, utility or communication failure or delays, labor disputes, strikes,

PROSPECTUS – U.S. Government & Government Sponsored Enterprises Money Market Fund

shortages, supply shortages, system failures or malfunctions. The Fund’s ability to recover any losses or expenses it incurs as a result of a disruption of business operations may be limited by the liability, standard of care, and related provisions in its contractual arrangements with Lord Abbett and other service providers.

• Market Disruption and Geopolitical Risk: Geopolitical and other events (e.g., the threat of or actual imposition of tariffs and other trade barriers, wars and other military conflicts, terrorism, natural disasters, infectious illness outbreaks, epidemics or pandemics), or the threat of or potential for one or more such events, may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Sudden or significant changes in the supply or prices of commodities or other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies, or industries, which could significantly reduce the value of the Fund’s investments. Wars and other military conflicts, terrorist attacks, natural disasters, infectious illness outbreaks, epidemics or pandemics could result in unplanned or significant securities market closures or declines. Securities markets also may be susceptible to market manipulation or other fraudulent trading practices, which could disrupt the orderly functioning of markets, increase overall market volatility, or reduce the value of investments traded in them, including investments of the Fund. Instances of fraud and other deceptive practices committed by senior management of certain companies in which the Fund invests may undermine Lord Abbett’s due diligence efforts with respect to such companies, and if such fraud is discovered, negatively affect the value of the Fund’s investments. Financial fraud also may impact the rates or indices underlying the Fund’s investments.

Raising the U.S. Government debt ceiling has become increasingly politicized. Any failure to increase the total amount that the U.S. Government is authorized to borrow could lead to a default on U.S. Government obligations. A default by the U.S. Government would be highly disruptive to the U.S. and global securities markets and could significantly reduce the value of the Fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could adversely affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets.

Substantial government interventions (e.g., currency controls) also could adversely affect the Fund. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. For example, the armed conflict among the United States, Israel, and Iran has caused, and could continue to cause, significant market disruptions and volatility. The conflict has had a particular

PROSPECTUS – U.S. Government & Government Sponsored Enterprises Money Market Fund

negative impact on oil and gas markets, which could have a broader adverse effect on many sectors of the global economy in the future. Sanctions threatened or imposed by jurisdictions, including the United States, against a country or entities or individuals in another country (such as sanctions imposed against Russia, Russian entities and Russian individuals in connection with Russia’s invasion of Ukraine in 2022) may impair the value and liquidity of securities issued by issuers in such country and may result in the Fund using fair valuation procedures to value such securities. Even if the Fund does not have significant investments in securities affected by sanctions, sanctions, or the threat of sanctions (including any retaliatory responses to such sanctions), may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, including through global supply chain disruptions, increased inflationary pressures and reduced economic activity, which could have a negative effect on the performance of the Fund. Furthermore, if after investing in the Fund an investor is included on a sanctions list, the Fund may be required to cease any further dealings with the investor’s interest in the Fund until such sanctions are lifted or a license is sought under applicable law to continue dealings. Although Lord Abbett expends significant effort to comply with the sanctions regimes in the countries where it operates, one of these rules could be violated by Lord Abbett’s or the Fund's activities or investors, which would adversely affect the Fund.

In addition, natural and environmental disasters (e.g., earthquakes, tsunamis, hurricanes), infectious illness outbreaks, epidemics or pandemics, and systemic market dislocations, have been highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments. During such market disruptions, the Fund’s exposure to the risks described elsewhere in the “Principal Risks” section of the prospectus will likely increase. Market disruptions and sudden government interventions can also prevent the Fund from implementing its investment strategies and achieving its investment objective. To the extent the Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

Adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, may reduce liquidity in the market generally or have other adverse effects on the economy, the Fund or issuers in which the Fund invests. In addition, issuers in which the Fund invests and the Fund may not be able to identify all potential solvency or stress concerns with respect to a financial institution or to transfer assets from one bank or financial institution to another in a timely manner in the event such bank or financial institution comes under stress or fails. Furthermore, major U.S. equity indices have become increasingly

PROSPECTUS – U.S. Government & Government Sponsored Enterprises Money Market Fund

concentrated. As a result, many institutional and retail portfolios hold overlapping exposure to the same constituents. This structural concentration may give rise to systemic vulnerabilities that extend beyond any individual fund or portfolio. Adverse developments affecting a relatively narrow set of issuers may result in broader market instability or otherwise negatively impact the U.S. economy.

The impacts and effects of infectious illness outbreaks, epidemics or pandemics, may be short term or may continue for an extended period of time. For example, a global pandemic or other widespread health crises could negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Health crises caused by outbreaks of disease may also exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and an investment in the Fund.

Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of technology. As the use of technology grows, liquidity and market movements may be affected. As technology is used more widely in the asset management industry, the profitability and growth of Fund holdings may be impacted, which could significantly impact the overall performance of the Fund.

• Valuation Risk: The valuation of the Fund’s investments involves subjective judgment. There can be no assurance that the Fund will value its investments in a manner that accurately reflects their current market values or that the Fund will be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures regarding the disclosure of the Fund’s portfolio holdings is available in the SAI. Further information is available at www.lordabbett.com.

The Fund will disclose on Lord Abbett’s website, within five business days after the end of each month, a schedule of portfolio holdings and information regarding the Fund. This information will be posted at www.lordabbett.com. In addition, the Fund will file with the SEC on Form N-MFP, within five business days after the end of each month, more detailed portfolio holdings information. The Fund’s Forms

PROSPECTUS – U.S. Government & Government Sponsored Enterprises Money Market Fund

N-MFP will be available on the SEC’s website and Lord Abbett’s website also will contain a link to these filings, when available. Lord Abbett’s website also will disclose the following information for the Fund as of the end of each business day for the previous six months: (1) the percentage of the Fund’s total assets invested in daily and weekly liquid assets; (2) the Fund’s daily net inflows and outflows; and (3) the Fund’s current market-based NAV per share.

MANAGEMENT AND ORGANIZATION OF THE FUND

Board of Directors. The Board oversees the management of the business and affairs of the Fund. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. At least 75 percent of the Board members are not “interested persons” (as defined in the 1940 Act) of the Fund.

Investment Adviser. Lord Abbett, located at 30 Hudson Street, Jersey City, NJ 07302-4804, is a global, active asset manager founded in 1929. As an independent, private partnership, Lord Abbett takes a long-term view and focuses its investment expertise where active management can make a difference. The firm offers investment strategies to institutional and individual investors across public and private markets, including fixed income, equities, municipals, and alternatives. As of September 30, 2026, Lord Abbett manages $258.2 billion in assets under management.

Management Fee. Lord Abbett is entitled to a management fee of 0.15% based on the Fund’s average daily net assets.

For the fiscal year ended June 30, 2026, the effective annual rate of the management fee paid to Lord Abbett was 0.15% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of 0.04% of the Fund’s average daily net assets. The Fund pays all of its expenses not expressly assumed by Lord Abbett.

Each year the Board considers whether to approve the continuation of the existing management and administrative services agreements between the Fund and Lord Abbett. A discussion regarding the basis for the Board’s approval of the Fund’s management agreement is available in the Fund’s Form N-CSR filing for the fiscal year ended June 30th.

PROSPECTUS – U.S. Government & Government Sponsored Enterprises Money Market Fund

INFORMATION FOR MANAGING YOUR FUND ACCOUNT

CHOOSING A SHARE CLASS

Each class of shares represents an investment in the same portfolio of securities, but each has different expenses, eligibility requirements, dividends, and yields. Class A or C shares purchased directly are not subject to any front-end sales charge or a CDSC. However, Class A or C shares initially purchased without a front-end sales charge and subsequently exchanged for shares of another Lord Abbett Fund are subject to any applicable front-end sales charge and Class A or C shares acquired by exchange from another Lord Abbett Fund are subject to any applicable CDSC, as described below. Class A and C Shares may also be eligible for a sales charge waiver under Appendix A to this prospectus.

You may purchase shares at the NAV per share next determined after we receive your purchase order submitted in good order. You should read this section carefully to determine which class of shares is best for you and discuss your selection with your financial intermediary.

Key Features of Share Classes. The following table compares key features of each share class. You should review the fee table and example at the front of this prospectus carefully before choosing your share class. As a general matter, share classes with relatively lower expenses tend to have relatively higher dividends. Your financial intermediary can help you decide which class meets your goals. Not all share classes may be available for purchase in all states or available through your financial intermediary. Please check with your financial intermediary for more information about the availability of share classes. Your financial intermediary may receive different compensation depending upon which class you choose.

PROSPECTUS – U.S. Government & Government Sponsored Enterprises Money Market Fund

Class A Shares
Availability	Purchased directly or acquired by exchange
Front-End Sales Charge	None
CDSC

Class A shares of the Fund that were obtained in exchange for Class A shares of another Lord Abbett Fund that were subject to a CDSC of 1.00% at the time of exchange are subject to a CDSC unless the one-year CDSC period has expired or a CDSC waiver applies.

Distribution and Service (12b-1) Fee(1)	None
Automatic Conversion	None
Exchange Privilege(2)	Class A shares of most Lord Abbett Funds
Class C Shares
Availability	Purchased directly or acquired by exchange
Front-End Sales Charge	None
CDSC

Class C shares of the Fund that were obtained in exchange for Class C shares of another Lord Abbett Fund that were subject to a CDSC of 1.00% at the time of exchange are subject to a CDSC unless the one-year CDSC period has expired or a CDSC waiver applies.

Distribution and Service (12b-1) Fee(1)	None
Automatic Conversion	Automatic conversion into Class A shares the month following the eighth anniversary of purchase (3)
Exchange Privilege(2)	Class C shares of most Lord Abbett Funds
Class I Shares
Availability	Available only to eligible investors
Front-End Sales Charge	None
CDSC	None
Distribution and Service (12b-1) Fee(1)	None
Automatic Conversion	None
Exchange Privilege(2)	Class I shares of most Lord Abbett Funds
(1)

The 12b-1 plan provides that the maximum payments that may be authorized by the Board are: for Class A shares, 0.15%; and for Class C shares, 1.00%. The rates shown in the table above are the 12b-1 rates currently authorized by the Board for each share class and may be changed only upon authorization of the Board. The Board has not authorized the activation of the 12b-1 fees for Class A shares or C shares. The 12b-1 plan does not permit any payments for Class I shares.

(2)	Ask your financial intermediary about the Lord Abbett Funds available for exchange.
(3)

Class C shares will convert automatically into Class A shares on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the month in which the purchase order was accepted, provided that the Fund or the financial intermediary through which a shareholder purchased Class C shares has records verifying that the Class C shares have been held for at least eight years.

Investment Minimums. The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Consult your financial intermediary for more information. Class I shares are

PROSPECTUS – U.S. Government & Government Sponsored Enterprises Money Market Fund

only available for purchase by Lord Abbett and its affiliates, including Lord Abbett sponsored employee benefit plans.

Investment Minimums — Initial/Additional Investments
Class	A and C	I
General and IRAs without Invest-A-Matic Investments	Initial: $1,000 Additional: No minimum	N/A
Invest-A-Matic Accounts(1)	Initial: $250 Additional: $50	N/A
IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A
(1) There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

Initial Investment Minimums — by Exchange or Dividend Reinvestment
Class	A and C
Regular Account	$1,000
IRAs	$250

SALES CHARGES

The availability of certain sales charge reductions and waivers may depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Different intermediaries may impose different sales charges (including potential reductions in or waivers of sales charges) other than those listed below. Such intermediary specific sales charge variations are described in Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers.” Appendix A is part of this prospectus.

In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these reductions or waivers.

Class A or C shares purchased directly are not subject to any front-end sales charge or CDSC. However, Class A or C shares initially purchased without a front-end sales charge, including shares of the Fund acquired from the reinvestment of dividends or capital gain distributions, and subsequently exchanged for shares of another Lord Abbett Fund are subject to any applicable front-end sales charge and Class A or C shares acquired by exchange from another Lord Abbett Fund are subject to any applicable CDSC.

PROSPECTUS – U.S. Government & Government Sponsored Enterprises Money Market Fund

Class A and C Share CDSC. If you acquire Class A or C shares of the Fund in exchange for Class A or C shares of another Lord Abbett Fund subject to a CDSC, and you redeem any of the Class A or C shares before the first day of the month in which the one-year anniversary of your purchase falls, a CDSC of 1.00% normally will be collected.

Class I Shares. Class I shares are not subject to a CDSC.

CDSC. Regardless of share class, the CDSC is not charged on shares acquired through reinvestment of dividends or capital gain distributions and is charged on the original purchase cost or the current market value of the shares at the time they are redeemed, whichever is lower. In addition, repayment of loans under certain retirement and benefit plans will constitute new sales for purposes of assessing the CDSC. To minimize the amount of any CDSC, the Fund redeems shares in the following order:

1. shares acquired by reinvestment of dividends and capital gain distributions (always free of a CDSC);

2. shares held for one year or more (Class A and C); and

3. shares held before the first anniversary of their purchase (Class A and C).

SALES CHARGE WAIVERS

CDSC Waivers. The CDSC generally will not be assessed on the redemption of Class A or C shares under the circumstances listed in the table below. Documentation may be required and some limitations may apply. Certain other types of redemptions may qualify for a CDSC waiver.

PROSPECTUS – U.S. Government & Government Sponsored Enterprises Money Market Fund

CDSC Waivers	Share Class(es)

Benefit payments under retirement and benefit plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service, or any excess distribution under retirement and benefit plans

A, C
Eligible mandatory distributions under the Internal Revenue Code of 1986, as amended (the “Code”)	A, C
Redemptions by retirement and benefit plans made through financial intermediaries, provided the plan has not redeemed all, or substantially all, of its assets from the Lord Abbett Funds	A

Redemptions by retirement and benefit plans made through financial intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor LLC (“Lord Abbett Distributor”) that include the waiver of CDSCs and that initially were entered into before December 2002

A

Class A and C shares that are subject to a CDSC and held by certain 401(k) plans for which the Fund’s transfer agent provides plan administration and recordkeeping services and which offer Lord Abbett Funds as the only investment options to the plan’s participants no longer will be subject to the CDSC upon the 401(k) plan’s transition to a financial intermediary that: (1) provides recordkeeping services to the plan; (2) offers other mutual funds in addition to the Lord Abbett Funds as investment options for the plan’s participants; and (3) has entered into a special arrangement with Lord Abbett to facilitate the 401(k) plan’s transition to the financial intermediary

A, C
Death of the shareholder	A, C
Redemptions under Systematic Withdrawal Plans (up to 12% per year)	A, C
Redemptions under Div-Move	C

Concurrent Sales. A broker-dealer may pay on behalf of an investor or reimburse an investor for a CDSC otherwise applicable in the case of transactions involving purchases through such broker-dealer where the investor concurrently is selling his or her holdings in Class C shares of the Fund and buying Class A shares of the Fund, provided that the purchases are related to the requirements of a settlement agreement that the broker-dealer entered into with a regulatory body relating to share class suitability.

Sales Charge Waivers on Transfers between Accounts. Class A shares can be purchased at NAV under the following circumstances:

• Transfers of Lord Abbett Fund shares from an IRA or other qualified retirement plan account to a taxable account in connection with a required minimum distribution; or

• Transfers of Lord Abbett Fund shares held in a taxable account to an IRA or other qualified retirement plan account for the purpose of making a contribution to the IRA or other qualified retirement plan account.

A CDSC will not be imposed at the time of the transaction under such circumstances; instead, the date on which such shares were initially purchased will be used to calculate any applicable CDSC when the shares are redeemed.

PROSPECTUS – U.S. Government & Government Sponsored Enterprises Money Market Fund

FINANCIAL INTERMEDIARY COMPENSATION

As part of a plan for distributing shares, authorized financial intermediaries that sell the Fund’s shares and service its shareholder accounts receive sales and service compensation. Additionally, authorized financial intermediaries may charge a fee to effect transactions in Fund shares.

Sales compensation originates from sales charges that are paid directly by shareholders and 12b-1 distribution fees that are paid by the Fund out of share class assets. Service compensation originates from 12b-1 service fees. Because 12b-1 fees are paid on an ongoing basis, over time the payment of such fees will increase the cost of an investment in the Fund, which may be more than the cost of other types of sales charges. The Fund currently is not making 12b-1 fee payments with respect to Class A and C shares under its Rule 12b-1 plan because the Board has not authorized the activation of the 12b-1 fees for Class A and C shares.

Lord Abbett Distributor may pay 12b-1 fees to authorized financial intermediaries or use the fees for other distribution purposes, including revenue sharing. The amounts paid by the Fund need not be directly related to expenses. If Lord Abbett Distributor’s actual expenses exceed the fee paid to it, the Fund will not have to pay more than that fee. Conversely, if Lord Abbett Distributor’s expenses are less than the fee it receives, Lord Abbett Distributor will keep the excess amount of the fee.

Sales Activities. The Fund may use 12b-1 distribution fees to pay authorized financial intermediaries to finance any activity that primarily is intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to the shares of a particular class for activities that primarily are intended to result in the sale of shares of such class. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for anyone other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, additional payments to authorized financial intermediaries, maintenance of shareholder accounts, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

Service Activities. Lord Abbett Distributor may pay 12b-1 service fees to authorized financial intermediaries for any activity that primarily is intended to result in personal service and/or the maintenance of shareholder accounts or certain retirement and benefit plans. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

Revenue Sharing and Other Payments to Dealers and Financial Intermediaries. Lord Abbett (the term ‘‘Lord Abbett’’ in this section also refers to Lord Abbett Distributor unless the context requires otherwise) may make payments to certain financial intermediaries for marketing and distribution support activities. Lord Abbett makes these payments, at its own expense, out of its own resources (including revenues from advisory fees and 12b-1 fees), and without any additional costs to the Fund or the Fund’s shareholders.

PROSPECTUS – U.S. Government & Government Sponsored Enterprises Money Market Fund

These payments, which may include amounts that sometimes are referred to as ‘‘revenue sharing’’ payments, are in addition to the Fund’s fees and expenses described in this prospectus. In general, these payments are intended to compensate or reimburse financial intermediary firms for certain activities, including: promotion of sales of Fund shares, such as placing the Lord Abbett Family of Funds on a preferred list of fund families; making Fund shares available on certain platforms, programs, or trading venues; educating a financial intermediary firm’s sales force about the Lord Abbett Funds; providing services to shareholders; and various other promotional efforts and/or costs. The payments made to financial intermediaries may be used to cover costs and expenses related to these promotional efforts, including travel, lodging, entertainment, and meals, among other things. In addition, Lord Abbett may provide payments to a financial intermediary in connection with Lord Abbett’s participation in or support of conferences and other events sponsored, hosted, or organized by the financial intermediary. The aggregate amount of these payments may be substantial and may exceed the actual costs incurred by the financial intermediary in engaging in these promotional activities or services and the financial intermediary firm may realize a profit in connection with such activities or services.

Lord Abbett may make such payments on a fixed or variable basis based on Fund sales, assets, transactions processed, and/or accounts attributable to a financial intermediary, among other factors. Lord Abbett determines the amount of these payments in its sole discretion. In doing so, Lord Abbett may consider a number of factors, including: a financial intermediary’s sales, assets, and redemption rates; the nature and quality of any shareholder services provided by the financial intermediary; the quality and depth of the financial intermediary’s existing business relationships with Lord Abbett; the expected potential to expand such relationships; and the financial intermediary’s anticipated growth prospects. Not all financial intermediaries receive revenue sharing payments and the amount of revenue sharing payments may vary for different financial intermediaries. Lord Abbett may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any particular Fund.

In some circumstances, these payments may create an incentive for a broker-dealer or its investment professionals to recommend or sell Fund shares to you. Lord Abbett may benefit from these payments to the extent the broker-dealers sell more Fund shares or retain more Fund shares in their clients’ accounts because Lord Abbett receives greater management and other fees as Fund assets increase. For more specific information about these payments, including revenue sharing arrangements, made to your broker-dealer or other financial intermediary and the conflicts of interest that may arise from such arrangements, please contact your investment professional. In addition, please see the SAI for more information regarding Lord Abbett’s revenue sharing arrangements with financial intermediaries.

Payments for Recordkeeping, Networking, and Other Services. In addition to the payments from Lord Abbett or Lord Abbett Distributor described above, from time to time, Lord Abbett and Lord Abbett Distributor may have other relationships with

PROSPECTUS – U.S. Government & Government Sponsored Enterprises Money Market Fund

financial intermediaries relating to the provision of services to the Fund, such as providing omnibus account services or executing portfolio transactions for the Fund. The Fund generally may pay recordkeeping fees for services provided to plans where the account is a plan-level or fund-level omnibus account and plan participants have the ability to determine their investments in particular mutual funds. If your financial intermediary provides these services, Lord Abbett or the Fund may compensate the financial intermediary for these services. In addition, your financial intermediary may have other relationships with Lord Abbett or Lord Abbett Distributor that are not related to the Fund.

For example, the Lord Abbett Funds may enter into arrangements with and pay fees to financial intermediaries that provide recordkeeping or other subadministrative services to certain groups of investors in the Lord Abbett Funds, including participants in retirement and benefit plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of financial intermediaries that operate in an omnibus environment (collectively, ‘‘Investors’’). The recordkeeping services typically include: (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Lord Abbett Fund reports, prospectuses and other communications to Investors as required; (f) transmitting Investor transaction information; and (g) providing information in order to assist the Lord Abbett Funds in their compliance with state securities laws. The fees that the Lord Abbett Funds pay are designed to compensate financial intermediaries for such services.

The Lord Abbett Funds also may pay fees to broker-dealers for networking services. Networking services may include but are not limited to:

• establishing and maintaining individual accounts and records;

• providing client account statements; and

• providing 1099 forms and other tax statements.

The networking fees that the Lord Abbett Funds pay to broker-dealers normally result in reduced fees paid by the Fund to the transfer agent, which otherwise would provide these services.

Financial intermediaries may charge additional fees or commissions other than those disclosed in this prospectus, such as a transaction based fee or other fee for its service, and may categorize and disclose these arrangements differently than described in the discussion above and in the SAI. You may ask your financial intermediary about any payments it receives from Lord Abbett or the Fund, as well as about fees and/or commissions it charges.

PURCHASES

Initial Purchases. Lord Abbett Distributor acts as an agent for the Fund to work with financial intermediaries that buy and sell shares of the Fund on behalf of their

PROSPECTUS – U.S. Government & Government Sponsored Enterprises Money Market Fund

clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors. Initial purchases of Fund shares may be made through any financial intermediary that has a sales agreement with Lord Abbett Distributor. Unless you are investing in the Fund through a retirement and benefit plan, fee-based program or other financial intermediary, you and your investment professional may fill out the application and send it to the Fund at the address below. To open an account through a retirement and benefit plan, fee-based program or other type of financial intermediary, you should contact your financial intermediary for instructions on opening an account.

Regular Mail: Lord Abbett Funds Service Center P.O. Box 534489 Pittsburgh, PA 15253-4489	Overnight Mail: Lord Abbett Funds Service Center Attention: 534489 1350 Penn Avenue, Suite 102 Pittsburgh, PA 15222

Please do not send account applications or purchase, exchange, or redemption orders to Lord Abbett’s offices in Jersey City, NJ.

Additional Purchases. You may make additional purchases of Fund shares by contacting your investment professional or financial intermediary. If you have direct account privileges with the Fund, you may make additional purchases by:

• Telephone. If you have established a bank account of record, you may purchase Fund shares by telephone. You or your investment professional should call the Fund at 888-522-2388.

• Online. If you have established a bank account of record, you may submit a request online to purchase Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

• Mail. You may submit a written request to purchase Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, the class of shares, your account number, and the dollar amount you wish to purchase. Please include a check for the amount of the purchase, which may be subject to a sales charge. If purchasing Fund shares by mail, your purchase order will not be accepted or processed until such orders are received by the Lord Abbett Funds Service Center at P.O. Box 534489, Pittsburgh, PA 15253-4489 (regular mail) or Attention: 534489, 1350 Penn Avenue, Suite 102, Pittsburgh, PA 15222 (overnight mail).

• Wire. You may purchase Fund shares via wire by sending your purchase amount to: BNY Mellon, NA, routing number: 011001234, bank account number: 030600, FBO: BNY Mellon Investment Servicing (US) Inc. as Agent FBO Lord Abbett Consolidated, Ref: your account name, the complete name of the Fund and the class of shares you wish to purchase and your Lord Abbett account number.

PROSPECTUS – U.S. Government & Government Sponsored Enterprises Money Market Fund

Good Order. “Good order” generally means that your purchase request includes: (1) the name of the Fund; (2) the class of shares to be purchased; (3) the dollar amount of shares to be purchased; (4) your properly completed account application or investment stub; and (5) a check payable to the name of the Fund or a wire transfer received by the Fund. In addition, for your purchase request to be considered in good order, you must satisfy any eligibility criteria and minimum investment requirements applicable to the Fund and share class you are seeking to purchase. An initial purchase order submitted directly to the Fund, or the Fund’s authorized agent (or the agent’s designee), must contain: (1) an application completed in good order with all applicable requested information; and (2) payment by check or instructions to debit your checking account along with a canceled check containing account information. Additional purchase requests must include all required information and the proper form of payment (i.e., check or wired funds).

See “Account Services and Policies – Procedures Required by the USA PATRIOT Act” for more information.

Initial and additional purchases of Fund shares are executed at the NAV next determined after the Fund or the Fund’s authorized agent receives your purchase request in good order. The Fund reserves the right to modify, restrict or reject any purchase order (including exchanges). All purchase orders are subject to acceptance by the Fund.

Insufficient Funds. If you request a purchase and your bank account does not have sufficient funds to complete the transaction at the time it is presented to your bank, your requested transaction will be reversed and you will be subject to any and all losses, fees and expenses incurred by the Fund in connection with processing the insufficient funds transaction. The Fund reserves the right to liquidate all or a portion of your Fund shares to cover such losses, fees and expenses.

Non-U.S. Investors. The Lord Abbett Family of Funds are not offered to investors resident outside the United States. The Fund may, however, accept purchases from U.S. citizens resident outside the United States who meet applicable eligibility requirements and furnish any requested documentation.

EXCHANGES

You or your investment professional may instruct the Fund to exchange shares of any class for shares of the same class of any other Lord Abbett Fund (except for Lord Abbett Corporate Opportunities Fund, Lord Abbett Credit Opportunities Fund, Lord Abbett Flexible Income Fund and Lord Abbett Municipal Opportunities Fund), provided that the fund shares to be acquired in the exchange are available to new investors in such other fund. For investors investing through retirement and benefit plans or fee-based programs, you should contact the financial intermediary that administers your plan or sponsors the fee-based program to request an exchange.

If you have direct account privileges with the Fund, you may request an exchange transaction by:

PROSPECTUS – U.S. Government & Government Sponsored Enterprises Money Market Fund

• Telephone. You or your investment professional should call the Fund at 888-522-2388.

• Online. You may submit a request online to exchange your Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

• Mail. You may submit a written request to exchange your Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, the class of shares, your account number, the dollar amount or number of shares you wish to exchange, and the name(s) of the eligible fund(s) into which you wish to exchange your Fund shares. If submitting a written request to exchange Fund shares, your exchange request will not be processed until the Fund receives the request in good order at Lord Abbett Funds Service Center, P.O. Box 534489, Pittsburgh, PA 15253-4489 (regular mail) or Attention: 534489, 1350 Penn Avenue, Suite 102, Pittsburgh, PA 15222 (overnight mail).

The Fund may revoke the exchange privilege for all shareholders upon 60 days’ written notice. In addition, there are limitations on exchanging Fund shares for a different class of shares, and moving shares held in certain types of accounts to a different type of account or to a new account maintained by a financial intermediary. Please speak with your financial intermediary if you have any questions.

An exchange of Fund shares for shares of another Lord Abbett Fund will be treated as a sale of Fund shares and any gain on the transaction may be subject to federal income tax. The Lord Abbett Fund into which you are exchanging may impose sales charges and/or 12b-1 distribution and/or service fees depending on which share class you purchase. You should read the current prospectus for any Lord Abbett Fund into which you are exchanging.

REDEMPTIONS

You may redeem your Fund shares by contacting your investment professional or financial intermediary. For shareholders investing through retirement and benefit plans or fee-based programs, you should contact the financial intermediary that administers your plan or sponsors the fee-based program to redeem your shares. You may be required to provide the Fund with certain legal or other documents completed in good order before your redemption request will be processed.

If you have direct account privileges with the Fund, you may redeem your Fund shares by:

• Telephone. You may redeem $100,000 or less from your account by telephone. You or your representative should call the Fund at 888-522-2388.

• Online. You may submit a request online to redeem your Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

PROSPECTUS – U.S. Government & Government Sponsored Enterprises Money Market Fund

• Mail. You may submit a written request to redeem your Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, your account number, and the dollar amount or number of shares you wish to redeem. If submitting a written request to redeem your shares, your redemption will not be processed until the Fund receives the request in good order at Lord Abbett Funds Service Center, P.O. Box 534489, Pittsburgh, PA 15253-4489 (regular mail) or Attention: 534489, 1350 Penn Avenue, Suite 102, Pittsburgh, PA 15222 (overnight mail).

• Redemptions by Wire. In order to receive the proceeds of redemptions by wire, the Fund’s transfer agent must have the wiring instructions on file. To verify that this feature is in place, call 888-522-2388. Minimum wire amount for redemptions is $1,000. Your wire redemption request must be received by the Fund before the close of the New York Stock Exchange (‘‘NYSE’’) for money to be wired on the next business day (or thereafter as permitted by law).

Insufficient Account Value. If you request a redemption transaction for a specific amount and your account value at the time the transaction is processed is less than the requested redemption amount, the Fund will deem your request as a request to liquidate your entire account.

Redemption Payments. Redemptions of Fund shares are executed at the NAV next determined after the Fund or your financial intermediary receives your request in good order. Normally, redemption proceeds are paid within three (but no more than seven) days after your redemption request is received in good order. If you redeem shares that were recently purchased, the Fund may delay the payment of the redemption proceeds until your check, bank draft, electronic funds transfer or wire transfer has cleared, which may take several days. This process may take up to 15 calendar days for purchases by check to clear. The Fund may postpone payment for more than seven days or suspend redemptions (i) during any period that the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC; (ii) during any period when an emergency exists as determined by the SEC as a result of which it is not practicable for the Fund to dispose of securities it owns, or fairly to determine the value of its assets; and/or (iii) for such other periods as the SEC may permit. As a money market fund, the Fund may permanently suspend redemptions in connection with a liquidation of the Fund.

If you have direct account access privileges, the redemption proceeds will be paid by electronic transfer via an automated clearing house deposit to your bank account on record with the Fund. If there is no bank account on record, your redemption proceeds normally will be paid by check payable to the registered account owner(s) and mailed to the address to which the account is registered.

You may request that your redemption proceeds of at least $1,000 be disbursed by wire to your bank account of record by contacting the Fund and requesting the redemption and wire transfer and providing the proper wiring instructions for your bank account of record.

PROSPECTUS – U.S. Government & Government Sponsored Enterprises Money Market Fund

The Fund generally will require that you provide a Medallion Signature Guarantee executed by an eligible issuer participating in the Securities Transfer Agents Medallion Program 2000 (STAMP2000) in the circumstances described below. You can obtain one from most banks or securities dealers. Please note that a notarized signature or signature guarantees from financial institutions that are not participating in STAMP2000 will not be accepted. A Medallion Signature Guarantee is designed to protect you from fraud.

• You request that redemption proceeds be made payable and disbursed to a bank account that does not have one of the account owners in the account registration unless you previously provided a Medallion Signature Guarantee for that bank account;

• The request is signed by you in your legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate);

• You request a redemption check be mailed to an address not currently on file or you had an address change within the last 30 days;

• You request redemption proceeds to be payable to a bank account that is not currently on file or to a bank account of record that was added or changed within the last 30 days; for any purpose, including purchases, redemptions, ACH transfers, or wire transfers;

• The redemption proceeds total more than $100,000; or

• The Fund or its service providers identify patterns that raise concern about fraud or other activity that may be harmful to you.

Institutional investors eligible to purchase Class I shares may redeem shares in excess of $100,000 in accounts held directly with the Fund without a guaranteed signature, provided that the proceeds are payable to the bank account of record and the redemption request otherwise is in good order.

Liquidity Management. The Fund has implemented measures designed to enable it to pay redemption proceeds in a timely fashion while maintaining adequate liquidity. The Fund’s portfolio management team continually monitors portfolio liquidity and adjusts the Fund’s cash level based on portfolio composition, redemption rates, market conditions, and other relevant criteria. Under normal circumstances, the Fund’s portfolio management team may meet redemption requests and manage liquidity by selling portfolio securities. Under certain circumstances, including stressed market conditions, the Fund’s portfolio management team may meet redemption requests and manage liquidity by (i) borrowing from a bank under a line of credit or from another Lord Abbett Fund (to the extent permitted under any SEC exemptive relief and the Fund’s investment restrictions, in each case as stated in the Fund’s SAI and/or prospectus, as applicable), (ii) transacting in exchange-traded funds and/or derivatives, or (iii) paying redemption proceeds in kind, as discussed below. Despite the Fund’s reasonable best efforts, however, there can be no assurance that the Fund will manage liquidity successfully in all market

PROSPECTUS – U.S. Government & Government Sponsored Enterprises Money Market Fund

environments. As a result, the Fund may not be able to pay redemption proceeds in a timely fashion because of unusual market conditions, an unusually high volume of redemption requests, or other factors.

Redemptions in Kind. The Fund reserves the right to pay redemption proceeds in whole or in part by distributing liquid securities from the Fund’s portfolio. It is not expected that the Fund would pay redemptions by an in kind distribution except in unusual and/or stressed circumstances. If the Fund pays redemption proceeds by distributing securities in kind, you could incur brokerage or other charges, and tax liability, and you will bear market risks until the distributed securities are converted into cash.

You should note that your purchase, exchange, and redemption requests may be subject to review and verification on an ongoing basis.

ACCOUNT SERVICES AND POLICIES

Certain of the services and policies described below may not be available through certain financial intermediaries. Contact your financial intermediary for services and policies applicable to you.

Account Services

Automatic Services for Fund Investors. You may buy or sell shares automatically with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out the application or by calling 888-522-2388.

For investing
Invest-A-Matic(1)(2) (Dollar-cost averaging)

You can make fixed, periodic investments ($250 initial and $50 subsequent minimum) into your Fund account by means of automatic money transfers from your bank checking account. See the application for instructions.

Div-Move(1)	You may automatically reinvest the dividends and distributions from your account into another account in any Lord Abbett Fund available for purchase ($50 minimum).

(1) In the case of financial intermediaries maintaining accounts in omnibus recordkeeping environments or in nominee name that aggregate the underlying accounts’ purchase orders for Fund shares, the minimum subsequent investment requirements described above will not apply to such underlying accounts.

(2) There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

For selling shares
Systematic Withdrawal Plan (“SWP”)

You can make regular withdrawals from most Lord Abbett Funds. Automatic cash withdrawals will be paid to you from your account in fixed or variable amounts. To establish a SWP, the value of your shares for Class A or C must be at least $10,000, except in the case of a SWP established for certain retirement and benefit plans, for which there is no minimum. Your shares must be in non-certificate form.

Class A and C Shares

The CDSC will be waived on redemptions of up to 12% of the current value of your account at the time of your SWP request. For SWP redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in this situation. Redemption proceeds due to a SWP for Class A and C shares will be redeemed in the order described under “CDSC” under “Sales Charges.”

PROSPECTUS – U.S. Government & Government Sponsored Enterprises Money Market Fund

Telephone and Online Purchases and Redemptions. Submitting transactions by telephone or online may be difficult during times of drastic economic or market changes or during other times when communications may be under unusual stress. When initiating a transaction by telephone or online, shareholders should be aware of the following considerations:

• Security. The Fund and its service providers employ verification and security measures for your protection. For your security, telephone and online transaction requests are recorded. You should note, however, that any person with access to your account and other personal information (including personal identification number) may be able to submit instructions by telephone or online. The Fund and its affiliates (including Lord Abbett and other funds for which Lord Abbett serves as investment adviser), directors/trustees, and officers will not be liable for any loss, liability, cost, or expense due to unauthorized or fraudulent instructions, provided reasonable procedures were employed to confirm that the instructions received were genuine.

• Online Confirmation. The Fund is not responsible for online transaction requests that may have been sent but not received in good order. Requested transactions received by the Fund in good order are confirmed at the completion of the order and your requested transaction will not be processed unless you receive the confirmation message.

• No Cancellations. You will be asked to verify the requested transaction and may cancel the request before it is submitted to the Fund. The Fund will not cancel a submitted transaction once it has been received (in good order) and is confirmed at the end of the telephonic or online transaction.

Householding. We have adopted a policy that allows us to send only one copy of the prospectus, proxy materials, annual report and semi-annual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call us at 888-522-2388 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Funds Service Center, P.O. Box 534489, Pittsburgh, PA 15253-4489 (regular mail) or Attention: 534489, 1350 Penn Avenue, Suite 102, Pittsburgh, PA 15222 (overnight mail).

Account Statements. Every investor automatically receives quarterly account statements.

Account Changes. For any changes you need to make to your account, consult your investment professional or call the Fund at 888-522-2388.

Systematic Exchange. You or your investment professional can establish a schedule of exchanges between the same classes of any other Lord Abbett Fund, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund.

PROSPECTUS – U.S. Government & Government Sponsored Enterprises Money Market Fund

Account Policies

Pricing of Fund Shares. Under normal circumstances, NAV per share is calculated each business day at the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day on which the NYSE is open for trading. The most recent NAV per share for the Fund is available at www.lordabbett.com. Purchases and sales (including exchanges) of Fund shares are executed at the NAV (subject to any applicable sales charges) next determined after the Fund or the Fund’s authorized agent receives your order in good order. In the case of purchase, redemption, or exchange orders placed through your financial intermediary, when acting as the Fund’s authorized agent (or the agent’s designee), the Fund will be deemed to have received the order when the agent or designee receives the order in good order.

Purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day’s NAV; orders placed after the close of trading on the NYSE will receive the next business day’s NAV. Fund shares will not be priced on holidays or other days when the NYSE is closed for trading. In the event the NYSE is closed on a day it normally would be open for business for any reason (including, but not limited to, technology problems or inclement weather), or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day. In such cases, the Fund would accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as Lord Abbett believes there generally remains an adequate market to obtain reliable and accurate market quotations.

In calculating NAV, securities are valued at cost plus (minus) amortized discount (premium), if any, pursuant to regulatory requirements applicable to money market funds.

Frequent Trading Policy and Procedures. Excessive, short-term or market timing trading practices (‘‘frequent trading’’) have the potential to disrupt management of a fund, raise its expenses, and harm long-term shareholders in a variety of ways, or to exploit market movements or inefficiencies in the way a mutual fund prices its shares. The Fund’s Board has evaluated the risks of frequent trading activities by the Fund’s shareholders and has determined that because the Fund invests primarily in highly liquid, short-term debt instruments and was designed with the expectation that shareholders will not hold Fund shares as long-term investments, it is unlikely that frequent trading would negatively affect the Fund or its shareholders. As a result, the Fund’s Board has not adopted policies and procedures to detect or deter frequent trading in the Fund.

Other funds in the Lord Abbett Family of Funds have adopted policies and procedures that are designed to identify and prevent or stop frequent trading. If you plan to exchange your Fund shares for shares of another Lord Abbett Fund, please read the prospectus of the other fund.

PROSPECTUS – U.S. Government & Government Sponsored Enterprises Money Market Fund

Procedures Required by the USA PATRIOT Act. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including the Fund, to obtain, verify, and record information that identifies each person who opens an account. What this means for you – when you open an account, we will ask for your name, address, date and place of organization or date of birth, and taxpayer identification number or Social Security number, and we may ask for other information that will allow us to identify you. We will ask for this information in the case of persons who will be signing on behalf of certain entities that will own the account. We also may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your purchase order or account application. Your monies will not be invested until we have all required information. You also should know that we may verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, the Fund reserves the right to reject purchase orders or account applications accompanied by cash, cashier’s checks, money orders, bank drafts, traveler’s checks, and third party or double-endorsed checks, among others.

Small Account Closing Policy. The Fund has established a minimum account balance of $1,000. The Fund may redeem your account (without charging a CDSC) if the NAV of your account falls below $1,000. The Fund will provide you with at least 60 days’ prior written notice before doing so, during which time you may avoid involuntary redemption by making additional investments to satisfy the minimum account balance.

How to Protect Your Account from State Seizure. Under state law, mutual fund accounts can be considered “abandoned property.” The Fund may be required by state law to forfeit or pay abandoned property to the state government if you have not accessed your account for a period specified by the state of your domicile. Depending on the state, in most cases, a mutual fund account may be considered abandoned and forfeited to the state if the account owner has not initiated any activity in the account or contacted the fund company holding the account for as few as three or as many as five years. Because the Fund is legally required to send the state the assets of accounts that are considered “abandoned,” the Fund will not be liable to shareholders for good faith compliance with these state laws. If you invest in the Fund through a financial intermediary, we encourage you to contact the financial intermediary regarding applicable state abandoned property laws.

If you hold your account directly with the Fund (rather than through an intermediary), we strongly encourage you to contact us at least once each year. Below are ways in which you can assist us in safeguarding your Fund investments:

• Log into your account at www.lordabbett.com. Please note that, by contrast, simply visiting our public website will not constitute contact with us under state abandoned property rules; instead, an account login is required.

PROSPECTUS – U.S. Government & Government Sponsored Enterprises Money Market Fund

• Call our 24-hour automated service line at 888-522-2388 and use your Personal Identification Number (PIN). If you have never used this system, you will need your account number to establish a PIN.

• Call one of our customer service representatives at 888-522-2388 Monday through Friday from 8:00 am to 5:30 pm Eastern time. To establish contact with us under certain states’ abandoned property rules, you will need to provide your name, account number, and other identifying information.

• Promptly notify us if your name, address, or other account information changes.

• Promptly vote on proxy proposals related to any Lord Abbett Fund you hold.

• Promptly take action on letters you receive in the mail from the Fund concerning account inactivity, outstanding dividend and redemption checks, and/or abandoned property and follow the directions in these letters.

Negative Interest Rate Scenarios. In the event the Fund has a negative gross yield as a result of negative interest rates (a “negative interest rate event”), it may be challenging or impossible to maintain a stable NAV of $1.00 per share. However, regulations that govern the operation of money market funds permit the Fund, if it is experiencing a negative interest rate event, to use a reverse distribution mechanism (“RDM”) that seeks to maintain a stable NAV of $1.00 per share by cancelling shareholders’ shares in the amount of the negative gross yield. The Fund will use an RDM to cancel shares only if the Board determines that implementing an RDM is in the best interests of the Fund and its shareholders. Alternatively, if the Fund has a negative interest rate event and/or the Board determines that it is no longer in the best interests of the Fund and its shareholders to maintain a stable price of $1.00 per share, the Board has the right to discontinue the use of a stable NAV of $1.00 per share and establish a floating NAV per share rounded to four decimal places by using available market quotations or equivalents.

If the Fund uses an RDM, the Fund will seek to maintain a stable price per share, despite losing value, by reducing the number of its outstanding shares. Shareholders would observe a stable share price but a declining number of shares for their investment. This means that shareholders would lose money when the Fund implements an RDM and cancels shares. If the Fund converts to a floating NAV, any losses that the Fund experiences due to a negative interest rate event will be reflected through a declining share price. Due to the lack of guidance regarding the use of an RDM, the tax consequences of using an RDM to the Fund and shareholders are uncertain. Shareholders should discuss any tax implications of the Fund implementing an RDM with their tax advisor. The Fund will provide notification to shareholders if the Fund decides to use an RDM or convert to a floating NAV.

Additional Information. This prospectus and the SAI do not purport to create any contractual obligations between the Fund and shareholders. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf

PROSPECTUS – U.S. Government & Government Sponsored Enterprises Money Market Fund

of) the Fund, including contracts with Lord Abbett or other parties who provide services to the Fund.

DISTRIBUTIONS AND TAXES

The Fund normally declares dividends from its net investment income daily (if any) and pays such dividends monthly. If the net investment income of a class is negative on any day, the Fund will not pay a dividend on the class on that day and may resume paying dividends only when, on a future date, the undistributed net investment income of the class is positive. The Fund pays distributions of short-term capital gains (if any) annually. The Fund does not expect to make any distributions of long-term capital gains to shareholders.

For U.S. federal income tax purposes, any distributions of dividends from net investment income and short-term capital gains are taxable as ordinary income to shareholders, other than tax-exempt shareholders and shareholders investing through tax-advantaged arrangements (including certain retirement and benefit plan shareholders, as discussed below), regardless of whether paid in cash or reinvested in additional Fund shares. Distributions will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash. Any gain resulting from a sale, redemption, or exchange of Fund shares generally will also be taxable to you as either short-term or long-term capital gain, depending upon how long you have held such shares.

An additional 3.8% Medicare contribution tax generally will be imposed on the net investment income of U.S. individuals, estates and trusts whose income exceeds certain threshold amounts. For this purpose, net investment income generally will include distributions from the Fund and capital gains attributable to the sale, redemption or exchange of Fund shares.

Shareholders that are exempt from U.S. federal income tax, such as retirement and benefit plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares. However, distributions from a retirement and benefit plan or other tax-advantaged arrangement generally are taxable to recipients as ordinary income.

You must provide your Social Security number or other taxpayer identification number to the Fund along with certifications required by the Internal Revenue Service when you open an account. If you do not or the Fund is otherwise legally required to do so, the Fund will withhold a ‘‘backup withholding’’ tax from your distributions, sale proceeds, and any other taxable payments to you.

Certain tax reporting information concerning the tax treatment of Fund distributions will be provided to shareholders each year. Because everyone’s tax situation is unique, you should consult your tax advisor regarding the treatment of such distributions under the federal, state, local, and foreign tax rules that apply to you as

PROSPECTUS – U.S. Government & Government Sponsored Enterprises Money Market Fund

well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

PROSPECTUS – U.S. Government & Government Sponsored Enterprises Money Market Fund

FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS

These tables describe the Fund’s performance for the fiscal years indicated. “Total Return” shows how much your investment in the Fund would have increased or decreased during each year without considering the effects of sales loads and assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund’s independent registered public accounting firm, in conjunction with their annual audit of the Fund’s financial statements. Financial statements and the report of the independent registered public accounting firm thereon appear in the most recent Form N-CSR and are incorporated by reference in the SAI, which is available upon request. Certain information reflects financial results for a single Fund share. Financial Highlights are provided for each class of shares with operations during the fiscal years indicated and shares outstanding as of the end of the most recent fiscal year.

PROSPECTUS – U.S. Government & Government Sponsored Enterprises Money Market Fund

U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

		Per Share Operating Performance:
		Investment Operations:				Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income (loss)(a)		Total from investment operations		Net investment income		Net asset value, end of period
Class A
6/30/2026	$1.00	$0.04		$0.04		$(0.04)		$1.00
6/30/2025	1.00	0.04		0.04		(0.04)		1.00
6/30/2024	1.00	0.05		0.05		(0.05)		1.00
6/30/2023	1.00	0.03		0.03		(0.03)		1.00
6/30/2022	1.00	—	(c)(d)	—	(d)	—	(d)(e)	1.00
Class C
6/30/2026	1.00	0.04		0.04		(0.04)		1.00
6/30/2025	1.00	0.04		0.04		(0.04)		1.00
6/30/2024	1.00	0.05		0.05		(0.05)		1.00
6/30/2023	1.00	0.03		0.03		(0.03)		1.00
6/30/2022	1.00	—	(c)(d)	—	(d)	—	(d)(e)	1.00
Class I
6/30/2026	1.00	0.04		0.04		(0.04)		1.00
6/30/2025	1.00	0.04		0.04		(0.04)		1.00
6/30/2024	1.00	0.05		0.05		(0.05)		1.00
6/30/2023	1.00	0.03		0.03		(0.03)		1.00
6/30/2022	1.00	—	(c)(d)	—	(d)	—	(d)(e)	1.00

(a) Calculated using average shares outstanding during the period.

(b) Total return for classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

(c) Includes net realized gain/(loss) on investments.

(d) Amount less than $0.01.

(e) Includes capital gain distribution.

PROSPECTUS – U.S. Government & Government Sponsored Enterprises Money Market Fund

U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES MONEY MARKET FUND

FINANCIAL HIGHLIGHTS (CONCLUDED)

		Ratios to Average Net Assets:			Supplemental Data:

	Total return(b) (%)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net investment income (loss) (%)	Net assets, end of period (000)
Class A
6/30/2026	3.72	0.26	0.26	3.67	$1,371,478
6/30/2025	4.49	0.27	0.27	4.36	1,421,452
6/30/2024	5.17	0.28	0.28	5.05	1,063,957
6/30/2023	3.49	0.28	0.29	3.50	775,869
6/30/2022	0.15	0.12	0.28	0.13	721,193
Class C
6/30/2026	3.72	0.26	0.26	3.66	19,534
6/30/2025	4.49	0.27	0.27	4.40	19,859
6/30/2024	5.17	0.28	0.28	5.05	19,976
6/30/2023	3.48	0.28	0.29	3.29	25,742
6/30/2022	0.15	0.12	0.28	0.14	39,078
Class I
6/30/2026	3.72	0.26	0.26	3.66	2,067
6/30/2025	4.49	0.27	0.27	4.58	2,093
6/30/2024	5.17	0.28	0.28	5.05	7,646
6/30/2023	3.47	0.28	0.29	3.45	8,652
6/30/2022	0.15	0.11	0.28	0.11	8,323

PROSPECTUS – U.S. Government & Government Sponsored Enterprises Money Market Fund

APPENDIX A

INTERMEDIARY-SPECIFIC SALES CHARGE
REDUCTIONS AND WAIVERS

Specific intermediaries may have different policies and procedures regarding the availability of sales charge reductions and waivers, which are discussed below. In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge waivers. For sales charge waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive such waivers. Please see the section of the prospectus titled “Information for Managing Your Fund Account – Sales Charge Waivers” for more information regarding sales charge waivers available for different classes.

EDWARD JONES

The following information has been provided by Edward Jones:

Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Lord Abbett Family of Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Sales Charge Waivers

• Any applicable sales charges are waived on exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts (Class A and Class C)

• Initial purchase minimum: $250

• Subsequent purchase minimum: none

Minimum Balances (Class A)

• Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

• A fee-based account held on an Edward Jones platform

APPENDIX

A-1

• A 529 account held on an Edward Jones platform

• An account with an active systematic investment plan or LOI

APPENDIX

A-2

To Obtain Information:

By telephone. For shareholder account inquiries and for literature requests call the Fund at 888-522-2388.

By mail. Write to the Fund at:
The Lord Abbett Family of Funds
30 Hudson Street
Jersey City, NJ 07302-4804

Via the Internet. Lord, Abbett & Co. LLC
www.lordabbett.com

Text only versions of Fund documents can be viewed online or downloaded from the SEC: http://www.sec.gov.

You can also obtain copies by sending your request and a duplicating fee to publicinfo@sec.gov.

ADDITIONAL INFORMATION

Appendix A of this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers,” contains information about sales charge reductions and waivers available through certain financial intermediaries that differ from the sales charge reductions and waivers disclosed elsewhere in this prospectus and the related statement of additional information. More information on the Fund is available free upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS AND FORM N-CSR

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in the Fund’s Form N-CSR. The Fund’s annual and semi-annual reports contain more information about the Fund’s investments and performance. In the Fund’s Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The annual and semi-annual reports and the most recent Form N-CSR are available free of charge at www.lordabbett.com, and through other means, as indicated on the left.

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

The SAI provides more details about the Fund and its policies. A current SAI is on file with the SEC and is incorporated by reference into (or legally considered part of) this prospectus. The SAI is available free of charge at www.lordabbett.com, and through other means, as indicated on the left.

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.

Lord Abbett Mutual Fund shares are distributed by: LORD ABBETT DISTRIBUTOR LLC	LAMM-1 (11/26)
Investment Company Act File Number: 811-02924

STATEMENT OF ADDITIONAL INFORMATION

NOVEMBER 1, 2026

LORD ABBETT U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES MONEY MARKET FUND, INC.

CLASS	TICKER
A	LACXX
C	LCCXX
I	LAYXX

This SAI is not a prospectus. A prospectus may be obtained from your financial intermediary or from the Distributor at 30 Hudson Street, Jersey City, NJ 07302-4804. This SAI is divided into two Parts - Part I and Part II. Part I contains information that is particular to the Fund offered in this SAI, and should be read in conjunction with the prospectus for the Fund offered in this SAI, dated November 1, 2026, as supplemented from time to time. Part I includes information about the Fund, including investment policies, management fees paid by the Fund, and information about other fees applicable to and services provided to the Fund. Part II contains additional information that more generally applies to the Lord Abbett Funds.

The Fund’s audited financial statements are incorporated into this SAI by reference to the Fund's most recent Form N-CSR. The Fund's annual and semi-annual reports to shareholders and Form N-CSR are available without charge, upon request by calling 888-522-2388. In addition, you can make inquiries through your financial intermediary.

PART I

PAGE
1.	GLOSSARY	1-1
2.	FUND INFORMATION	2-1
3.	INVESTMENT POLICIES	3-1
4.	FUND INVESTMENTS	4-1
5.	BOARD MEMBERS	5-1
6.	INVESTMENT ADVISORY AND OTHER SERVICES, FEES, AND EXPENSES	6-1
7.	SECURITIES LENDING	7-1
8.	CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	8-1
9.	FINANCIAL STATEMENTS	9-1

1.
GLOSSARY

Lord Abbett Funds are comprised of the following management investment companies:

Lord Abbett Affiliated Fund, Inc.: Affiliated Fund

Lord Abbett Bond Debenture Fund, Inc.: Bond Debenture Fund

Lord Abbett Developing Growth Fund, Inc.: Developing Growth Fund

Lord Abbett Global Fund, Inc.: Global Fund

Lord Abbett Investment Trust: Investment Trust

Lord Abbett Mid Cap Stock Fund, Inc.: Mid Cap Stock Fund

Lord Abbett Municipal Income Fund, Inc.: Municipal Income Fund

Lord Abbett Research Fund, Inc.: Research Fund

Lord Abbett Securities Trust: Securities Trust

Lord Abbett Series Fund, Inc.: Series Fund

Lord Abbett Trust I: Trust I

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.: Money Market Fund

Part I

1-1

1933 Act	Securities Act of 1933, as amended
1940 Act	Investment Company Act of 1940, as amended
Board	Board of Directors
Board Member(s)	Director(s) of the Board
Distributor	Lord Abbett Distributor LLC
Fund	Money Market Fund
Independent Board Member(s)	Director(s) of the Board who are not “interested persons” as defined in the 1940 Act, of the Fund
Interested Board Member(s)	Director(s) of the Board who are not Independent Board Members
Lord Abbett	Lord, Abbett & Co. LLC
NYSE	New York Stock Exchange
Registrant	Money Market Fund
Rule 12b-1 Plan	Distribution and/or Shareholder Service Plan adopted under Rule 12b-1 (under the 1940 Act)
SAI	Statement of Additional Information
SEC	United States Securities and Exchange Commission

2.
FUND INFORMATION

The Registrant is an open-end management investment company registered under the 1940 Act. The Fund is diversified within the meaning of the 1940 Act. The table below sets forth information about the Registrant’s organization.

Registrant Organization

Registrant	Form of Organization	Date of Organization	Number of Funds	Shares Available for Issuance
Money Market Fund	Maryland corporation	May 9, 1979	1	3,750,000,000 shares, $0.001 par value

Part I

2-1

3.
INVESTMENT POLICIES

Fundamental Investment Restrictions. The Fund’s investment objective cannot be changed without the approval of a “majority of the Fund’s outstanding shares.”1 The Fund also is subject to the following fundamental investment restrictions that cannot be changed without the approval of a majority of the Fund’s outstanding shares.

The Fund may not:

1. borrow money, except that (i) it may borrow from banks (as defined in the 1940 Act)2 in amounts up to 33⅓% of its total assets (including the amount borrowed), (ii) it may borrow up to an additional 5% of its total assets for temporary purposes, (iii) it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (iv) it may purchase securities on margin to the extent permitted by applicable law, 3 and (v) it may borrow money from other Lord Abbett Funds to the extent permitted by applicable law and any exemptive relief obtained by the Fund;

2. pledge its assets (other than to secure borrowings, or to the extent permitted by the Fund’s investment policies as permitted by applicable law); 4

3. engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

4. make loans to other persons, except that (i) the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, (ii) the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law, and (iii) the Fund may lend money to other Lord Abbett Funds to the extent permitted by applicable law and any exemptive relief obtained by the Fund;

5. buy or sell real estate, although the Fund may buy short-term securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein, nor may the Fund buy or sell commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs;

6. with respect to 75% of the gross assets of the Fund, buy securities of one issuer representing more than 5% of the Fund’s gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;5

7. invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding U.S. Government securities as described in the Fund’s prospectus);

8. issue senior securities to the extent such issuance would violate applicable law;6 or

9. buy common stocks or other voting securities.

Compliance with these fundamental investment restrictions will be determined at the time of the purchase or sale of the security, except in the case of the first fundamental investment restriction, with which the Fund must comply on a continuous basis.

In accordance with Rule 2a-7 under the 1940 Act (“Rule 2a-7”), and notwithstanding the investment restrictions above, the Fund:

Part I

3-1

1. will invest 99.5% of its total assets in cash, U.S. Government securities and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or U.S. Government securities);

2. will not acquire any security other than a Daily Liquid Asset, as that term is defined in Rule 2a-7, if, immediately after the acquisition, the Fund would have invested less than 25% of its total assets in Daily Liquid Assets;

3. will not acquire any security other than a Weekly Liquid Asset, as that term is defined in Rule 2a-7, if, immediately after the acquisition, the Fund would have invested less than 50% of its total assets in Weekly Liquid Assets;

4. will not maintain a weighted average life (determined without reference to the exceptions in Rule 2a-7 regarding interest rate readjustments) that exceeds 120 calendar days; and

5. will not acquire any security that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by the Fund (an “Illiquid Security”) if, immediately after the acquisition, the Fund would have invested more than 5% of its total assets in Illiquid Securities.

1 A “majority of the Fund’s outstanding shares” means the vote of the lesser of (1) 67% or more of the voting securities present at a shareholder meeting, provided that more than 50% of the outstanding voting securities of the Fund are present at the meeting or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund regardless of whether such shareholders are present at the meeting (or represented by proxy).

[2] The term “bank” is defined in Section 2(a)(5) of the 1940 Act.

3 SEC staff guidance currently prohibits the Fund from purchasing any security on margin, except such short-term credits as are necessary for the clearance of transactions.

[4] For the purpose of this restriction the deposit of assets in a segregated account with the Fund's custodian in connection with any of the Fund's investment transactions is not considered to be a pledge of the Fund's assets.

[5] For purposes of this fundamental investment restriction, the term “gross assets” means “total assets.”

[6] Current federal securities laws prohibit the Fund from issuing senior securities (which generally are defined as securities representing indebtedness) except that the Fund may borrow money from banks in amounts of up to 33⅓% of its total assets (including the amount borrowed).

Part I

3-2

4.
FUND INVESTMENTS

A detailed description of the investment types and techniques that Lord Abbett may use in managing the Fund, along with the risks associated with each, is contained in the “Additional Information on Portfolio Investments, Risks, and Techniques” section of Part II. The Fund’s transactions in a particular investment type or use of a particular technique is subject to the limitations imposed by the Fund’s investment objective, policies, and restrictions described in the Fund's prospectus and in this SAI, as well as the federal securities laws.

Part I

4-1

5.
BOARD MEMBERS

The Board Members of the Registrant are also Board Members of each of the Lord Abbett Funds, which collectively consist of 59 funds. For more information on the Board Members, please see the “Management of the Funds” section of Part II.

Compensation

The following table sets forth the compensation accrued by the Registrant for the Independent Board Members and the total compensation paid by all Lord Abbett Funds to the Independent Board Members, including amounts payable but deferred at the option of each Independent Board Member. No Interested Board Member or officer of the Lord Abbett Funds received any compensation from the Funds for acting as a Board Member or officer. The Lord Abbett Funds currently do not offer a bonus, pension, profit-sharing, or retirement plan.

Board Members	For the Fiscal Year Ended June 30, 2026 Aggregate Compensation Accrued by the Registrant[1]	Total Compensation Paid by the Lord Abbett Funds[2]
Evelyn E. Guernsey	$5,372	$645,000
Kathleen M. Lutito	4,076	480,000
Peter J. McNamara	3,607	430,000
Charles O. Prince[3]	2,045	480,000
Karla M. Rabusch	4,139	490,000
Lorin Patrick Taylor Radtke	3,607	430,000
Leah Song Richardson	3,705	430,000
Mark A. Schmid	3,587	430,000

1 Independent Board Members’ fees, including attendance fees for Board and committee meetings, are allocated among all Lord Abbett Funds based on the net assets of the Fund. A portion of the fees payable by the Fund to its Independent Board Members may be deferred at the option of a Board Member under an equity-based plan (the “deferred compensation plan”) that deems the deferred amounts to be invested in shares of the Fund for later distribution to the Board Members. The total deferred amounts for Ms. Guernsey, Ms. Lutito, Mr. McNamara, Mr. Prince, Ms. Rabusch, Mr. Radtke, Ms. Richardson and Mr. Schmid are $0, $0, $361, $2,045, $0, $1,093, $821, and $0, respectively.

2 The second column shows total compensation, including the types of compensation described in the “For the Fiscal Year Ended June 30, 2026 Aggregate Compensation Accrued by the Registrant” column, accrued by all Lord Abbett Funds for the calendar year ended December 31, 2025, including fees of Independent Board Members that have been deferred.

3 Mr. Prince retired as Trustee/Director of the Lord Abbett Funds effective December 31, 2025.

Part I

5-1

Fund Ownership

The following table sets forth certain information about the dollar range of equity securities beneficially owned by each current Board Member in the Registrant and all other Lord Abbett Funds as of December 31, 2025. The amounts shown include deferred compensation (including any earnings) to the Board Members deemed invested in Fund shares under the deferred compensation plan. The amounts ultimately received by the Board Members under the deferred compensation plan will be directly linked to the investment performance of the Lord Abbett Funds.

Board Members	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in Lord Abbett Funds
Independent Directors
Evelyn E. Guernsey	$1-$10,000	Over $100,000
Kathleen M. Lutito	$0	Over $100,000
Peter J. McNamara	$0	$10,001- $50,000
Karla M. Rabusch	$1-$10,000	Over $100,000
Lorin Patrick Taylor Radtke	$0	Over $100,000
Leah Song Richardson	$0	Over $100,000
Mark A. Schmid	$1-$10,000	Over $100,000
Interested Trustee
Douglas B. Sieg	$10,001 -$50,000	Over $100,000

Committee Meetings

The following table sets forth the number of times each committee of the Board met during the most recent fiscal year:

Fiscal Year Ended	Audit Committee	Governance Committee	Ad Hoc Compensation Committee	Investment Committee
June 30, 2026	4	3	0	4

Part I

5-2

6.
INVESTMENT ADVISORY AND OTHER SERVICES, FEES, AND EXPENSES

For more information on Lord Abbett, please see the “Investment Adviser” section of Part II.

Lord Abbett is the Fund’s investment adviser. Lord Abbett is a privately held investment adviser. Lord Abbett’s address is 30 Hudson Street, Jersey City, NJ 07302-4804.

Under the Management Agreement between Lord Abbett and the Fund, Lord Abbett is entitled to an annual management fee based on the Fund’s average daily net assets. The management fee is allocated to each class of shares based upon the relative proportion of the Fund’s net assets represented by that class.

The Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, Rule 12b-1 Plan expenses, Independent Board Members’ fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses and shareholder reports to existing shareholders, insurance premiums, and other expenses connected with executing portfolio transactions.

Management Fee Rates

The management fee is accrued daily, payable monthly, and calculated at the annual rate of 0.15% on the Fund’s average daily net assets.

Management Fees Paid to Lord Abbett

The following tables set forth the management fees the Fund paid to Lord Abbett, taking into account any management fee waivers, for the last three fiscal years ended June 30th:

2024

Gross Management Fees	Management Fees Waived	Net Management Fees
$1,394,360	$0	$1,394,360

2025

Gross Management Fees	Management Fees Waived	Net Management Fees
$1,902,099	$0	$1,902,099

2026

Gross Management Fees	Management Fees Waived	Net Management Fees
$2,150,341	$0	$2,150,341

* Lord Abbett has voluntarily agreed to waive all or a portion of the fees and/or reimburse the expenses of the Fund. Lord Abbett may stop or change the level of the voluntary waiver/reimbursement at any time.

Administrative Services Fees Paid to Lord Abbett

Pursuant to an Administrative Services Agreement with the Fund, Lord Abbett provides certain administrative services not involving the provision of investment advice to the Fund. The following table sets forth the administrative services fees the Fund paid to Lord Abbett for the last three fiscal years ended June 30th:

2024

Gross Administrative Fees	Administrative Fees Waived	Net Administrative Fees
$371,834	$(10,123)	$361,711

2025

Gross Administrative Fees	Administrative Fees Waived	Net Administrative Fees

Part I

6-1

Gross Administrative Fees	Administrative Fees Waived	Net Administrative Fees
$507,266	$(13,006)	$494,260

2026

Gross Administrative Fees	Administrative Fees Waived	Net Administrative Fees
$573,425	$(18,001)	$555,424

Rule 12b-1 Plan

For additional information, please see the “Investment Advisory and Other Services, Fees, and Expenses – Rule 12b-1 Plan” section of Part II.

For the last fiscal year ended June 30, 2026, there were no net 12b-1 fees paid to the Distributor.

Distributor

For additional information on the Distributor, please see the “Investment Advisory and Other Services, Fees, and Expenses – Distributor” section of Part II. The Distributor received no other compensation (including compensation on redemption and repurchase and brokerage commissions in connection with Fund transactions).

For the last three fiscal years ended June 30th there were no net sales charges received (after allowance of a portion of the sales charge to independent dealers) by the Distributor, as the Registrant’s principal underwriter.

Brokerage Commissions

The Fund’s policy with respect to portfolio transactions and brokerage is set forth under the “Brokerage Allocation and Other Practices” section of Part II.

Regular Broker-Dealers

During the fiscal year ended June 30, 2026, the Fund did not acquire securities of its “regular brokers or dealers,” as that term is defined in Rule 10b-1 under the 1940 Act, that derived, or have a parent that derived, more than 15% of its gross revenues from the business of a broker, a dealer, an underwriter, or an investment adviser.

Part I

6-2

7.
SECURITIES LENDING

The Fund did not engage in securities lending during the Fund’s most recent fiscal year.

Part I

7-1

8.
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Shareholders beneficially owning more than 25% of outstanding shares may be in control and may be able to affect the outcome of certain matters presented for a shareholder vote. As of September 30, 2026, to the best of the Fund’s knowledge, the following persons or entities owned of record or were known by the Fund to beneficially own more than 25% of the Fund’s outstanding shares:

EDWARD D JONES & CO   31.59%

FOR THE BENEFIT OF CUSTOMERS

12555 MANCHESTER RD

SAINT LOUIS MO 63131-3710

As of September 30, 2026, to the best of the Fund’s knowledge, the following persons or entities owned of record or were known by the Fund to beneficially own 5% or more of the specified class of the Fund’s outstanding shares.

U.S. MONEY MARKET FUND CLASS A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	32.04%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	5.80%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	23.82%
	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL SUITE 1400 MINNEAPOLIS MN 55401-7554	9.07%
	LORD ABBETT & CO LLC 30 HUDSON ST JERSEY CITY NJ 07302-4804	7.38%
U.S. MONEY MARKET FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	24.86%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	19.76%
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	8.53%

Part I

8-1

	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	15.00%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	6.24%
U.S. MONEY MARKET FUND CLASS I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	99.53%

As of September 30, 2026, the officers and Board Members, as a group, owned less than 1% of each class of the Fund’s outstanding shares.

Part I

8-2

9.
FINANCIAL STATEMENTS

The financial statements are incorporated into this SAI by reference to the Fund’s Form N-CSR. The financial statements have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, based on their authority as experts in accounting and auditing.

LAMM-13

Part I

9-1

PART II

Part II describes policies and practices that apply to each Lord Abbett Fund. Part II is not a standalone document and must be read in conjunction with Part I. The Lord Abbett Funds are comprised of Investment Trust, Securities Trust, and Trust I, each a Delaware statutory trust; and Affiliated Fund, Bond Debenture Fund, Developing Growth Fund, Global Fund, Mid Cap Stock Fund, Municipal Income Fund, Research Fund, Series Fund, and Money Market Fund, each a Maryland corporation.

Note: Updated SAIs for each Fund will be filed with the SEC in accordance with each Fund’s regularly scheduled annual update cycle. References in this Part II to Funds that have not yet filed an updated SAI do not supersede the currently effective SAI for those Funds.

PAGE
1.	GLOSSARY	1-1
2.	ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS, RISKS, AND TECHNIQUES	2-1
3.	DISCLOSURE OF PORTFOLIO HOLDINGS	3-1
4.	MANAGEMENT OF THE FUNDS	4-1
5.	INVESTMENT ADVISORY AND OTHER SERVICES, FEES, AND EXPENSES	5-1
6.	PORTFOLIO MANAGERS	6-1
7.	BROKERAGE ALLOCATION AND OTHER PRACTICES	7-1
8.	CLASSES OF SHARES	8-1
9.	PURCHASES, REDEMPTIONS, PRICING, AND PAYMENTS TO DEALERS	9-1
10.	TAXATION OF THE FUNDS	10-1
APPENDIX A – Disclosure of Portfolio Holdings		A-1
APPENDIX B – Fund Portfolio Information Recipients		B-1
APPENDIX C – Proxy Voting Policy		C-1
APPENDIX D – Description of Corporate Bond Ratings		D-1

1.
GLOSSARY

For purposes of this Part II, Lord Abbett Funds are comprised of the following management investment companies:

Lord Abbett Affiliated Fund, Inc.: Affiliated Fund

Lord Abbett Bond Debenture Fund, Inc.: Bond Debenture Fund

Lord Abbett Developing Growth Fund, Inc.: Developing Growth Fund

Lord Abbett Global Fund, Inc.: Global Fund

Lord Abbett Investment Trust: Investment Trust

Lord Abbett Mid Cap Stock Fund, Inc.: Mid Cap Stock Fund

Lord Abbett Municipal Income Fund, Inc.: Municipal Income Fund

Lord Abbett Research Fund, Inc.: Research Fund

Lord Abbett Securities Trust: Securities Trust

Lord Abbett Series Fund, Inc.: Series Fund

Lord Abbett Trust I: Trust I

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.: Money Market Fund

1933 Act	Securities Act of 1933, as amended
1940 Act	Investment Company Act of 1940, as amended
Board	Board of Directors or Trustees
Board Member(s)	Director(s) or Trustee(s) of the Board
CDSC	Contingent deferred sales charge
CEA	Commodity Exchange Act, as amended
Code	Internal Revenue Code of 1986, as amended
Convertible Fund	Lord Abbett Convertible Fund
CPO	Commodity pool operator
Custodian	State Street Bank and Trust Company
Declaration	Declaration and Agreement of Trust
Distribution Agreement	Distribution Agreement for each Fund, as described in this SAI
Distribution Fees	Fees used to support the Fund’s marketing and distribution efforts, such as compensating financial intermediaries, advertising and promotion
Distributor	Lord Abbett Distributor LLC
Dividend Growth Fund	Lord Abbett Dividend Growth Fund

Emerging Markets Equity Fund	Lord Abbett Emerging Markets Equity Fund
Fitch	Fitch Ratings, Inc.
Focused Large Cap Value Fund	Lord Abbett Focused Large Cap Value Fund
Focused Small Cap Value Fund	Lord Abbett Focused Small Cap Value Fund
Fundamental Equity Fund	Lord Abbett Fundamental Equity Fund
Fund(s)	Each separate investment portfolio of a Lord Abbett Fund or, if a Lord Abbett Fund has only a single investment portfolio, the Lord Abbett Fund
Fund(s)-of-Funds	Collectively, Lord Abbett Multi-Asset Balanced Opportunity Fund, Lord Abbett Multi-Asset Income Fund, and Lord Abbett Alpha Strategy Fund
Global Equity Fund	Lord Abbett Global Equity Fund
Growth Leaders Fund	Lord Abbett Growth Leaders Fund
Growth Opportunities Fund	Lord Abbett Growth Opportunities Fund
Health Care Fund	Lord Abbett Health Care Fund
High Income Municipal Bond Fund	Lord Abbett High Income Municipal Bond Fund

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1-1

Independent Board Member(s)	Director(s) or Trustee(s) of the Board who are not “interested persons” (as defined in the 1940 Act), of each Fund
Inflation Focused Fund	Lord Abbett Inflation Focused Fund
Interested Board Member(s)	Director(s) or Trustee(s) of the Board who are not Independent Board Members
International Equity Fund	Lord Abbett International Equity Fund
International Growth Fund	Lord Abbett International Growth Fund
International Opportunities Fund	Lord Abbett International Opportunities Fund
International Value Fund	Lord Abbett International Value Fund
IRS	Internal Revenue Service
Micro Cap Growth	Lord Abbett Micro Cap Growth Fund
Lord Abbett	Lord, Abbett & Co. LLC
Moody’s	Moody’s Investors Service, Inc.
NASDAQ	National Association of Securities Dealers Automated Quotations exchange
NAV	Net asset value
NRSRO	Nationally Recognized Statistical Rating Organization
NYSE	New York Stock Exchange
OTC	Over-the-counter
Rule 12b-1 Plan	Distribution and/or Shareholder Service Plan adopted pursuant to Rule 12b-1 (under the 1940 Act)
S&P	S&P Global Ratings
SAI	Statement of Additional Information
SEC	United States Securities and Exchange Commission
Short Duration High Income Municipal Bond Fund	Lord Abbett Short Duration High Income Municipal Bond Fund
Small Cap Value Fund	Lord Abbett Small-Cap Value Series
SWP	Systematic Withdrawal Plan
Ultra Short Bond Fund	Lord Abbett Ultra Short Bond Fund
Underlying Funds	Other affiliated mutual funds managed by Lord Abbett in which the Fund(s)-of-Funds may invest
Value Opportunities Fund	Lord Abbett Value Opportunities Fund

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2.
ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS, RISKS, AND TECHNIQUES

This section provides further information on certain types of investments and investment techniques that each Fund may use and some of the risks associated with such investments and techniques. When used in this section, “the Fund” refers to any Fund that can use the investments and techniques described below, as specified in the Fund’s prospectus, unless otherwise discussed. The following is a combined description of the investments, risks, and investment techniques of all funds advised by Lord Abbett. As a result, certain matters described herein may not apply to the Fund. Unless specifically prohibited or limited by the investment restrictions discussed in the Fund’s prospectus, this SAI, or by applicable law, the Fund may engage in any of the investment types, techniques, or practices described below, except as otherwise noted. The composition of the Fund’s portfolio and the investments and techniques that the Fund uses in seeking its investment objective and employing its investment strategies will vary over time. The Fund may use the investments and techniques described below at all times, at some times, or not at all.

Cash Balance Management Practices. The Fund receives cash as a result of investments in the Fund’s shares, from the sale of the Fund’s investments, and from any income or dividends generated by its portfolio investments and may handle that cash in different ways. The Fund may maintain a cash balance pending investments in other securities, payment of dividends or redemptions, or in other circumstances where the Fund’s portfolio management team believes additional liquidity is necessary or advisable. To the extent that the Fund maintains a cash balance, that portion of the Fund’s portfolio will not be exposed to the potential returns (positive or negative) of the market in which the Fund typically invests. The Fund may invest its cash balance in short-term investments, such as repurchase agreements.

Consistent with its investment objective, policies, and restrictions, however, the Fund also may invest in securities, such as exchange-traded funds (“ETFs”), or derivatives related to its cash balance. For example, the Fund may buy index futures with an aggregate notional amount that approximately offsets its cash balance to efficiently provide investment exposure while maintaining liquidity or accumulating cash pending purchases of individual securities. In addition, the Fund may buy or sell futures contracts in response to purchases or redemptions of Fund shares in order to maintain market exposure consistent with the Fund’s investment objective and strategies.

These cash management practices are ancillary to, and not part of, the Fund’s principal investment strategies. As such, the Fund does not intend to invest substantially in this manner under normal circumstances.

Convertible Securities. Convertible securities are preferred stocks or debt obligations that may be converted into or exchanged for shares of common stock (or cash or other securities) of the same or a different issuer at a stated price or exchange ratio. Convertible securities generally rank senior to common stock in a corporation’s capital structure but usually are subordinated to comparable non- convertible securities. A convertible security entitles the holder to receive a dividend or interest that generally is paid or accrued on the underlying security until the convertible security matures or is redeemed, converted, or exchanged. While convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, market prices of convertible securities may be affected by such dividend changes or other changes in the underlying securities. In addition, if the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. Alternatively, a convertible security may lose much or all of its value if the value of the underlying common stock falls below the conversion price of the security.

Convertible securities have both equity and fixed income risk characteristics. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a

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third party, or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

Synthetic Convertible Securities. Synthetic convertible securities are derivative instruments comprising two or more securities whose combined investment characteristics resemble those of a convertible security. A typical convertible security combines fixed income securities or preferred stock with an equity component, such as a warrant, which offers the potential to own the underlying equity security. The value of a synthetic convertible security may respond differently to market fluctuations than the value of a traditional convertible security in response to the same market fluctuations.

Contingent Convertible Securities (“CoCos”). CoCos are typically issued by non-U.S. issuers and are subordinated instruments that are designed to behave like bonds or preferred equity in times of economic health yet absorb losses when a pre-determined trigger event occurs. CoCos are either convertible into equity at a predetermined share price or written down in value based on the specific terms of the individual security if a pre-specified trigger event occurs. Trigger events vary by instrument and are defined by the documents governing the contingent convertible security. Such trigger events may include a decline in the issuer’s capital below a specified threshold level, an increase in the issuer’s risk-weighted assets, the share price of the issuer falling to a particular level for a certain period of time and certain regulatory events. In March 2023, a Swiss regulator required a write-down of outstanding CoCos to zero notwithstanding the fact that the equity shares continued to exist and have economic value. It is currently unclear whether regulators of issuers in other jurisdictions will take similar actions. If such an event occurs, the Fund may not have any rights to repayment of the principal amount of the security and the Fund may not be entitled to seek bankruptcy of the company. In addition, CoCos have no stated maturity and have fully discretionary coupons.

Debt Securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest and typically must repay the amount borrowed at the maturity of the instrument. Debt securities include, but are not limited to, bonds, debentures, government obligations, commercial paper, repurchase agreements, and pass-through instruments. A debt security is typically considered “investment grade” if it is rated BBB/Baa or higher by a rating agency or if Lord Abbett determines the security to be of comparable quality. For a discussion of the specific risks associated with debt securities not considered “investment grade,” please see “High-Yield or Lower-Rated Debt Securities” below.

Risks Affecting Debt Securities. Prices of debt securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest rate risk, credit risk, prepayment risk, extension risk, and spread risk. In addition, debt securities in which the Fund may invest are subject to the risk of loss of principal and income, and even high-quality debt securities may return less than the amount invested.

When interest rates rise or the issuer’s or the counterparty’s financial condition worsens or is perceived by the market to be at greater risk, the value of debt securities typically declines. Investments in debt securities may face a heightened level of interest rate risk. While fixed income securities with longer final maturities often have higher yields than those with shorter maturities, their prices are usually more sensitive to changes in interest rates and other factors. Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions. Through the implementation of monetary policy, central banks, such as the U.S. Federal Reserve, take actions that are designed to increase or decrease interest rates. There can be no assurance that the actions taken by central banks will have their intended effect. Fiscal, economic, monetary or other governmental policies have in the past caused or exacerbated risks associated with interest rates, including changes in interest rates, and they may do so in the future.

Credit risk, also known as default risk, represents the possibility that an issuer may be unable to meet scheduled interest and principal payment obligations. If the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of debt securities issued by that issuer may decline. Spread risk is the potential for the value of the Fund’s debt security investments to fall due to the widening of spreads. Debt securities generally compensate for greater credit risk by paying interest at a higher rate. The difference (or “spread”) between the yield of a security and the yield of a benchmark,

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such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for such greater credit risk. As the spread on a security widens (or increases), the price (or value) of the security falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market- specific credit concerns, or general reductions in risk tolerance.

Prepayment risk, also known as call risk, arises due to the issuer’s ability to prepay all or most of the debt security before the stated final maturity date. Prepayments generally rise in response to a decline in interest rates as debtors take advantage of the opportunity to refinance their obligations. This risk often is associated with mortgage securities where the underlying mortgage loans can be refinanced, although it also can be present in corporate or other types of bonds with call provisions. When a prepayment occurs, the Fund may be forced to reinvest in lower yielding debt securities. Extension risk is the chance that, during periods of rising interest rates, certain debt obligations will be paid off substantially more slowly than originally anticipated, and the value of those securities may fall. Extension risk generally is low for short-term bond funds, moderate for intermediate-term bond funds, and high for long-term bond funds.

Debt securities trade on an OTC basis in which parties buy and sell securities through bilateral transactions. While the total amount of assets invested in debt markets has grown in recent years, the capacity for traditional dealer counterparties to engage in debt trading has not kept pace and has decreased, in part due to regulations and capital requirements applicable to these entities. As a result, because market makers provide stability to a market through their intermediary services, a significant reduction in dealer inventories has decreased liquidity and potentially could increase volatility in the debt markets. Such issues may be exacerbated during periods of economic uncertainty or market volatility.

Economic, political, and other events also may affect the prices of broad debt markets, although the risks associated with such events are transmitted to the market via changes in the prevailing levels of interest rates, credit risk, prepayment risk, or spread risk.

The terms of investments, financings, or other transactions to which the Fund may be a party have been historically tied to the London Interbank Offered Rate or “LIBOR,” which was the offered rate for short-term Eurodollar deposits between major international banks. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Alternative reference rates to LIBOR have been established in most major currencies, for example, the Secured Overnight Financing Rate (SOFR), published by the Federal Reserve Bank of New York. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. SOFR is published in various forms including as a daily, compounded, and forward-looking term rate.

Markets in these new rates are continuing to develop. The transition away from LIBOR to the use of replacement rates has gone relatively smoothly although the full impact of the transition on the Fund or the financial instruments in which the Fund invests cannot yet be fully determined.

In addition, interest rates or other types of rates and indices which are classed as “benchmarks” have been the subject of ongoing national and international regulatory reform, including under the European Union regulation on indices used as benchmarks in financial instruments and financial contracts (known as the “Benchmarks Regulation”). The Benchmarks Regulation has been enacted into United Kingdom law by virtue of the European Union (Withdrawal) Act 2018 (as amended), subject to amendments made by the Benchmarks (Amendment and Transitional Provision) (EU Exit) Regulations 2019 (SI 2019/657) and other statutory instruments. Following the implementation of these reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Additionally, there could be other consequences which cannot be predicted.

Credit Rating Agencies. Credit rating agencies are companies that assign credit ratings, which operate as a preliminary evaluation of the credit risk of a prospective debtor. Credit rating agencies include, but are

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not limited to, S&P, Moody’s, and Fitch. Credit ratings are provided by credit rating agencies that specialize in evaluating credit risk, but there is no guarantee that a highly rated debt instrument will not default or be downgraded. Credit ratings issued by these agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not evaluate the market risk and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only by Lord Abbett, the Fund’s investment adviser, as a preliminary indicator of investment quality. Lord Abbett may use any NRSRO when evaluating investment quality. Each agency applies its own methodology in measuring creditworthiness and uses a specific rating scale to publish its ratings opinions. More information on credit rating agency ratings is located in Appendix D.

Downgrade Risk. There is a risk that securities will be subsequently downgraded should rating agencies believe the issuer’s business outlook or creditworthiness has deteriorated. If this occurs, the values of these investments may decline, or it may affect the issuer’s ability to raise additional capital for operational or financial purposes and increase the chance of default, as a downgrade may be seen in the financial markets as a signal of an issuer’s deteriorating financial position.

Convexity Risk. Convexity is an additional measure used to understand a security’s or Fund’s interest rate sensitivity. Convexity measures the rate of change of duration in response to changes in interest rates. With respect to a security’s price, a larger convexity (positive or negative) may imply more dramatic price changes in response to changing interest rates. Convexity may be positive or negative. Negative convexity implies that interest rate increases result in increased duration, meaning increased sensitivity in prices in response to rising interest rates. Thus, securities with negative convexity, which may include bonds with traditional call features and certain mortgage-backed securities, may experience greater losses in periods of rising interest rates. Accordingly, Funds holding such securities may be subject to a greater risk of losses in periods of rising interest rates.

High-Yield or Lower-Rated Debt Securities. Debt securities are typically considered “non-investment grade” (also referred to as “high-yield debt securities,” “lower-rated debt securities,” or “junk bonds”) if they are rated BB/Ba or lower by a rating agency (or unrated by rating agencies but determined by Lord Abbett, the Funds’ investment adviser, to be of comparable quality). Non-investment grade debt securities may pay a higher yield, but entail greater risks, than investment grade debt securities, and are considered speculative. When compared to investment grade debt securities, high-yield debt securities:

• have a higher risk of default and their prices can be much more volatile due to lower liquidity;

• tend to be less sensitive to interest rate changes;

• are susceptible to negative perceptions of the junk markets generally; and

• pose a greater risk that exercise of any of their redemption or call provisions in a declining market may result in their replacement by lower yielding bonds.

The risk of loss from default for the holders of high-yield debt securities is significantly greater than is the case for holders of other debt securities because such high-yield securities generally are unsecured, often are subordinated to the rights of other creditors of the issuers of such securities, and are issued by issuers with weaker financials.

An economic downturn could severely affect the ability of highly leveraged issuers of junk bond investments to service their debt obligations or to repay their obligations upon maturity. If an issuer of high-yield securities in which the Fund is invested defaults, the Fund may incur additional expenses to seek recovery. Investment by the Fund in already defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue for such securities. Even if such securities are held to maturity, the Fund’s recovery of its initial investment and any anticipated income or appreciation is uncertain. The Fund may be required to liquidate other portfolio securities to satisfy annual distribution

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obligations of the Fund in respect of accrued interest income on securities that are subsequently written off, even though the Fund has not received any cash payments of such interest.

Because the risk of default is higher among high-yield debt securities, Lord Abbett’s research and analysis are important factors in the selection of such securities. Through portfolio diversification, good credit analysis, and attention to current developments and trends in interest rates and economic conditions, the Fund seeks to reduce this risk. There can be no assurance, however, that this risk will, in fact, be reduced and that losses will not occur.

The secondary market for high-yield debt securities is not as liquid as, and is more volatile than, the secondary market for higher rated securities. In addition, market trading volume for lower-rated securities generally is lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, the Fund may incur losses because it may be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments when needed to meet redemption requests or other liquidity needs. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of lower-rated securities in its portfolio. Legislative and regulatory developments such as those discussed under “Debt Securities” above have adversely affected the secondary market for high- yield debt securities and the financial condition of issuers of these securities.

High-yield debt securities also present risks based on payment expectations. High-yield debt securities frequently contain “call” or buy-back features that permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a “call option” and redeems the security, the Fund may have to replace such security with a lower yielding security, resulting in a decreased return for investors.

Factors having an adverse impact on the market value of high-yield securities will have an adverse effect on the Fund’s NAV to the extent the Fund holds such investments. In addition, if the Fund experiences net redemptions of its shares, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of its portfolio and increasing its exposure to the risks of high-yield securities.

Duration and Maturity. Duration is a measure of the expected life of a bond or other fixed income instrument on a present value basis. Duration incorporates the bond’s or other fixed income instrument’s yield, coupon interest payments, final maturity, and call features into one measure. Duration allows an investment adviser to make certain predictions as to the effect that changes in the level of interest rates will have on the value of the Fund’s portfolio of bonds or other fixed income instruments. However, various factors, such as changes in anticipated prepayment rates, qualitative considerations, and market supply and demand, can cause particular securities to respond somewhat differently to changes in interest rates. Moreover, in the case of mortgage-backed and other complex securities, duration calculations are estimates and are not precise. This is particularly true during periods of market volatility.

The Fund’s portfolio will have a duration that is equal to the weighted average of the durations of the bonds or other fixed income instruments in its portfolio. The longer the Fund’s portfolio’s duration, the more sensitive it is to interest rate risk. The shorter the Fund’s portfolio’s duration, the less sensitive it is to interest rate risk. For example, the value of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and the value of a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point.

Some securities may have periodic interest rate adjustments based upon an index such as the 90-day Treasury Bill rate. This periodic interest rate adjustment tends to lessen the volatility of the security’s price. With respect to securities with an interest rate adjustment period of one year or less, the Fund will, when determining average-weighted duration, treat such a security’s maturity as the amount of time remaining until the next interest rate adjustment.

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Instruments such as securities guaranteed by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and similar securities backed by amortizing loans generally have shorter effective maturities than their stated maturities. This is due to changes in amortization caused by demographic and economic forces such as interest rate movements. These effective maturities are calculated based upon historical payment patterns and, therefore, have a shorter duration than would be implied by their stated final maturity. For purposes of determining the Fund’s average maturity, the maturities of such securities may be calculated based upon relevant factors, such as maturity-shortening devices using industry accepted valuation models.

Defaulted Bonds and Distressed Debt. Defaulted bonds are subject to greater risk of loss of income and principal than higher rated securities and are considered speculative. In the event of a default, the Fund may incur additional expenses to seek recovery. The repayment of defaulted bonds is subject to significant uncertainties, and, in some cases, there may be no recovery of repayment. Further, defaulted bonds might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Workout or bankruptcy proceedings typically result in only partial recovery of cash payments or an exchange of the defaulted bond for other securities of the issuer or its affiliates. Often, the securities received are illiquid or speculative. Investments in securities following a workout or bankruptcy proceeding typically entail a higher degree of risk than investments in securities that have not recently undergone a reorganization or restructuring. Moreover, these securities can be subject to heavy selling or downward pricing pressure after the completion of a workout or bankruptcy proceeding. If the Fund’s evaluation of the anticipated outcome of an investment should prove inaccurate, the Fund could experience a loss. Such securities obtained in exchange may include, but are not limited to, equity securities, warrants, rights, participation interests in sales of assets, and contingent interest obligations.

The Fund may hold securities of issuers that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy (also known as “distressed debt”). Defaulted bonds and distressed debt securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. To the extent that the Fund holds distressed debt, that Fund will be subject to the risk that it may lose a portion or all of its investment in the distressed debt and may incur higher expenses trying to protect its interests in distressed debt. Investments in distressed investments can result in greater costs to the Fund (such as legal fees associated with a bankruptcy or restructuring), which can increase fund expenses and/or decrease the value of the Fund’s investments. The prices of distressed bonds are likely to be more sensitive to adverse economic changes or individual issuer developments than the prices of higher rated securities. During an economic downturn or substantial period of rising interest rates, distressed security issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals, or to obtain additional financing. The Fund may invest in additional securities of a defaulted issuer to retain a controlling stake in any bankruptcy proceeding or workout. Even if the Fund invests in tax-exempt bonds, it may receive taxable bonds in connection with the terms of a restructuring deal, which could result in taxable income to investors. In addition, any distressed securities or any securities received in exchange for such securities may be subject to restrictions on resale. In any reorganization or liquidation proceeding, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Moreover, it is unlikely that a liquid market will exist for the Fund to sell its holdings in distressed debt securities.

Depositary Receipts. The Fund may invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and similar depositary receipts. ADRs typically are trust receipts issued by a U.S. bank or trust company or other financial institution (a “depositary”) that evidence an indirect interest in underlying securities issued by a foreign entity and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are listed and traded in the United States. GDRs typically are issued by non-U.S. banks or financial institutions (a “foreign depositary”) to evidence an interest in underlying securities issued by either a U.S. or a non-U.S. entity and deposited with the foreign depositary. Ownership of ADRs and GDRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political,

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information, and other risks. To the extent the Fund acquires depositary receipts through banks that do not have a contractual relationship to issue and service unsponsored depositary receipts with the foreign issuer of the underlying security underlying the depositary receipts, there is an increased possibility that the Fund will not become aware of, and, thus, be able to respond to, corporate actions such as stock splits or rights offerings involving the issuer in a timely manner. In addition, the lack of information may affect the accuracy of the valuation of such instruments. The market value of depositary receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the depositary receipts and the underlying securities are quoted. However, by investing in certain depositary receipts, such as ADRs, which are quoted in U.S. dollars, the Fund may avoid currency risks during the payment and delivery (“settlement”) period for purchases and sales.

Derivatives. The Fund may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market or interest rate risks, to provide a substitute for purchasing or selling particular securities, or to increase potential returns. Generally, derivatives are financial contracts whose values depend upon, or are derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities and other assets, and related indices. Examples of derivative instruments the Fund may use include options contracts, futures contracts, options on futures contracts, forward contracts, forward currency contracts, structured notes, swap agreements, and credit derivatives. Derivatives may provide a cheaper, quicker, or more efficient or specifically focused way for the Fund to invest or to hedge than “traditional” securities or investments would. Some derivatives may be more liquid than direct investments in bonds or other securities (or other assets) and may provide the Fund with more flexibility during periods of market stress. The Fund’s portfolio management team, however, may decide not to employ some or all of these strategies. Similarly, suitable derivatives transactions may not be available or available on the terms desired, and derivatives transactions may not perform as intended. There is no assurance that any derivatives strategy used by the Fund will succeed.

The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk, correlation risk, market risk, credit risk, leveraging risk, counterparty risk, tax risk and management risk, as well as risks arising from changes in applicable requirements. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost or notional value would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund’s performance. The Fund’s notional derivatives exposure and/or the percentage of total investment exposure may be greater than the total value of its assets, which would have the result of leveraging the Fund.

If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with its other investments (or not correlated as expected), or if the Fund were unable to liquidate its position because of an illiquid market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for derivatives.

Derivatives may be entered into on established exchanges or through privately negotiated transactions (referred to as “OTC derivatives”). OTC derivatives generally are less liquid than exchange-traded or cleared derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency that is the counterparty to such derivatives. In contrast, OTC derivatives are not guaranteed by a clearing agency and are generally not subject to the same level of credit evaluation and regulatory oversight as are centrally cleared derivatives. Lord Abbett will consider the creditworthiness of counterparties to non- centrally cleared OTC derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund.

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The Fund will be subject to credit risk with respect to the counterparties to derivative contracts. There can be no assurance that a counterparty will be able or willing to meet its obligations. The inability or unwillingness of the Fund’s counterparties to comply with the terms of the derivative contracts may have an adverse effect on the Fund. If the counterparty (or an affiliate) defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will succeed in enforcing contractual remedies. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. Counterparty risk also may be more pronounced if a counterparty’s obligations exceed the amount of collateral held by the Fund, if any, the Fund is unable to exercise its interest in collateral upon default by the counterparty (or an affiliate), or the termination value of the instrument varies significantly from the marked-to-market value of the instrument. If a counterparty (or an affiliate) becomes insolvent, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding or may obtain a limited or no recovery of amounts due to it under the derivative contract.

In the event of a counterparty’s (or its affiliate’s) insolvency, the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization of collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the United Kingdom, the European Union (“EU”) and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty and may prohibit the Fund from exercising termination rights based on a financial institution’s insolvency. In particular, with respect to counterparties who are subject to such proceedings in the EU and the United Kingdom, the liabilities of such counterparties to the Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”). Such resolution regimes as well as other legislative and regulatory oversight of derivatives may result in increased uncertainty about counterparty credit risk, and may limit the flexibility of the Fund to protect its interests in the event of an insolvency of a derivatives counterparty (or an affiliate).

Transactions in certain types of derivatives including futures and options on futures as well as some types of swaps are required to be (or are capable of being) centrally cleared. In a transaction involving such derivatives, the Fund’s counterparty is a clearing house so the Fund is subject to the credit risk of the clearing house and the member of the clearing house (the “clearing member”) through which it holds its position. Credit risk of market participants with respect to such derivatives is concentrated in a few clearing houses, and increasingly fewer clearing members. It is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is generally obligated to segregate, by account class, all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing member on a commingled omnibus basis and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. The assets of the Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. In addition, if a clearing member does not comply with applicable regulations or its agreement with the Fund or maintain accurate records, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

Regulatory and Market Considerations. U.S. and non-U.S. rules and regulations, including those relating to clearing, margin, reporting and registration, could, among other things, restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions by, for example, making some types of derivatives no longer available to the Fund or making them less liquid. For example, the implementation of the clearing requirement has increased the costs of derivatives transactions for the Fund, because the Fund has to pay fees to its clearing members and is typically required to post more margin for cleared derivatives than it has historically posted for bilateral derivatives. These rules and regulations are evolving, so their ultimate impact on the Fund and the financial system is not certain.

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While such rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency, or other challenges simultaneously), there is no assurance that they will achieve that result, and central clearing and related requirements can expose the Fund to new kinds of costs and risks.

Rule 18f-4 under the 1940 Act regulates registered investment companies’ use of derivatives and certain related instruments. Compliance with this rule, among other things, requires funds that invest in derivative instruments beyond a specified limited amount to limit derivatives exposure through one of two value-at- risk tests, adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements), and meet certain reporting requirements in respect of derivatives. Funds that use derivative instruments in a limited amount are not subject to the full requirements of Rule 18f-4. Rule 18f-4 could restrict the Fund’s ability to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the value or performance of the Fund.

The CFTC, certain foreign regulators, and many futures exchanges have established (and continue to evaluate and revise) limits, referred to as “position limits,” on the maximum net long or net short positions which any person or entity may hold or control in particular futures and options on futures contracts. In addition, U.S. federal position limits apply to swaps that are economically equivalent to futures contracts on certain agricultural, metals and energy commodities. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether the applicable position limits have been exceeded, unless an exemption applies. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that positions of different clients managed by Lord Abbett and its affiliates may be aggregated for this purpose. It is possible that the trading decisions of Lord Abbett may have to be modified and that positions held by the Fund may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of the Fund. A violation of position limits could also lead to regulatory action materially adverse to the Fund's investment strategy. The Fund may also be affected by other regimes, including those of the EU and UK, and trading venues that impose position limits on commodity derivative contracts.

Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions including forward currency contracts and multiple interest rate transactions, swaps, structured notes, and any combination of futures, options, swaps, currency, and interest rate transactions (“component transactions”), instead of a single transaction, as part of a single or combined strategy when, in the opinion of Lord Abbett, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions normally are entered into based on Lord Abbett’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination instead will increase such risks or hinder achievement of the portfolio management objective.

Commodity-Related Investments. Commodity-related investments provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. Commodities include assets that have tangible properties, such as oil, metals, and agricultural products. Commodity- related investments include, for example, commodity index-linked notes, certain swap agreements, commodity options and certain futures and options on futures. Commodity-related investments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-related investments may be affected by, for example, changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, the threat or actual imposition of tariffs, insufficient storage capacity, war, and international economic, political, and regulatory developments. Commodities may be subject to the risk of theft, spoilage, destruction, delivery disruption and similar risks. In addition, storage, insurance and other costs associated with holding commodities will affect the value of commodity-related investments. Use of

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leveraged commodity-related investments creates the possibility for greater loss (including the likelihood of greater volatility of the Fund’s NAV), and there can be no assurance that the Fund’s use of leverage will be successful. Tax considerations and position limits established by regulators and the commodities exchanges may limit the Fund’s ability to pursue investments in commodity-related investments.

Credit Derivatives. The Fund may engage in credit derivative transactions, such as those involving default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in certain market factors, such as credit spreads, can cause a decline in the value of a security, loan, or index. There are three basic transactional forms for credit derivatives: swaps, options, and structured instruments. The use of credit derivatives is a highly specialized activity that involves strategies and risks different from those associated with ordinary portfolio security transactions. If Lord Abbett is incorrect in its forecasts of default risks, market spreads, or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if Lord Abbett is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. The Fund’s risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund purchases a default option on a security, and, if no default occurs, with respect to the security, the Fund’s loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Fund’s loss will include both the premium it paid for the option and the decline in value of the underlying security that the default option hedged. If the Fund “writes” (sells) protection, it may be liable for the entire value of the security or loan underlying the derivative. For more information about the Fund’s investments in credit default swaps, please see “Credit Default Swaps and Similar Instruments” below.

Forward Contracts. A forward contract is a contract to buy or sell an underlying security or currency at a pre-determined price on a specific future date. The initial terms of the contract are set so that the contract has no value at the outset. Forward prices are generally obtained by taking the spot price of a security or currency and adding it to the cost of carry. No money is transferred upon entering into a forward contract and the trade is delayed until the specified date when the underlying security or currency is exchanged for cash. As the price of the underlying security or currency moves, the value of the contract also changes, generally in the same direction. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of any margin paid. Forward contracts increase the Fund’s risk exposure to the underlying references and their attendant risks, including but not limited to, credit, market, foreign currency and interest rate risks, while also exposing the Fund to correlation, counterparty, hedging, leverage, liquidity, pricing, and volatility risks.

Forward contracts generally involve the same characteristics and risks as futures contracts, except for several differences. Forward contracts are OTC contracts, meaning they are not market traded, and are not necessarily marked to market on a daily basis. They settle only at the pre-determined settlement date, which can result in deviations between forward prices and futures prices, especially in circumstances where interest rates and futures prices are positively correlated. In addition, in the absence of exchange trading and involvement of clearing houses, there are no standardized terms for forward contracts. As a result, the parties are free to establish such settlement times and underlying amounts of a security or currency as desirable, which may vary from the standardized terms available through any futures contract. Lastly, forward contracts, as two-party obligations may involve additional counterparty credit risk that is not present with futures. For more information about forward currency contracts, please see “Foreign Currency Transactions” below.

Futures Contracts.

Futures Contracts and Options on Futures Contracts. As discussed under “Cash Balance Management Practices,” the Fund may buy and sell index futures contracts to manage cash. For example, the Fund may gain exposure to an index or to a basket of securities by entering into futures contracts rather than buying securities in a rising market.

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In addition to investing in futures for cash management purposes, the Fund may enter into futures and options on futures transactions in accordance with its investment objective and policies, for example, to hedge risk or to efficiently gain desired investment exposure. Futures are standardized, exchange-traded contracts to buy or sell a specified quantity of an underlying reference asset or instrument at a specified price at a specified future date. In most cases, the contractual obligation under a futures contract may be offset or “closed out” before the settlement date so that the parties do not have to make or take delivery or otherwise settle the contract. The Fund can only close out a futures contract before the settlement date by buying or selling, as the case may be, an identical, offsetting futures contract. This transaction, which is effected through an exchange, cancels the Fund’s obligations under the original futures contract. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time or on a specified date. In the United States, a clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that, as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract. Thus, each holder of such a futures contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. It may not be possible to liquidate or close out a futures contract at any particular time or at an acceptable price. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially resulting in substantial losses. The inability to close futures positions could require maintaining a futures positions under circumstances where the manager would not otherwise have done so, resulting in losses.

When the Fund enters into a futures contract or writes an option on a futures contract, it generally must deposit collateral or “initial margin” equal to a percentage of the contract value. Each day thereafter until the futures contract or option is closed out, matures, or expires, the Fund may pay or receive additional “variation margin” depending on, among other factors, changes in the price of the underlying reference asset or instrument. When the futures contract is closed out, if the Fund experiences a loss equal to or greater than the margin amount, the Fund will pay the margin amount plus any amount in excess of the margin amount. If the Fund experiences a loss of less than the margin amount, the Fund receives the difference. Likewise, if the Fund experiences a gain, the Fund receives the margin amount and any gain in excess of the margin amount.

Although some futures contracts call for making or taking delivery of the underlying securities, commodities, or other assets, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, delivery month, and underlying security, asset, or index). Certain futures contracts involve cash settlement. If an offsetting purchase price is less than the original sale price, the Fund realizes a gain, or if it is more, the Fund realizes a loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a gain, or if it is less, the Fund realizes a loss. The Fund will also incur transaction costs.

The Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, adverse changes in the currency exchange rate could eliminate any profits that the Fund might realize in trading and could cause the Fund to incur losses.

Futures contracts and options on futures contracts present substantial risks, including the following:

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• Unanticipated market movements may cause the Fund to experience substantial losses.

• There may be an imperfect correlation between the change in the market value of the underlying asset or reference instrument and the price of the futures contract.

• The loss that the Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of initial margin posted and/or of the premium received.

• Futures markets tend to be highly volatile, and the use of futures may increase the volatility of the Fund’s NAV.

• Because of low initial margin requirements, futures and options on futures trading typically involve a high degree of leverage. As a result, a relatively small price movement in a contract can cause substantial losses to the Fund.

• There may not be a liquid trading market for a futures contract or related options, limiting the Fund’s ability to close out a contract when desired.

• The clearinghouse on which a futures contract or option on a futures contract is traded or the clearing member through which the Fund maintains its futures or options on futures positions may fail to perform its obligations.

Index and Interest Rate Futures Transactions. An index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the prices of the securities that comprise the index at the opening of trading in such securities on the next business day.

The market value of a stock index futures contract is based primarily on the value of the underlying index. Changes in the value of the index will cause roughly corresponding changes in the market price of the futures contract. If a stock index is established that is made up of securities whose market characteristics closely parallel the market characteristics of the securities in the Fund’s portfolio, then the market value of a futures contract on that index should fluctuate in a way closely resembling the market fluctuation of the portfolio. Thus, for example, if the Fund sells futures contracts, a decline in the market value of the portfolio will be offset by an increase in the value of the short futures position to the extent of the hedge (i.e., the size of the futures position). However, if the market value of the portfolio were to increase, the Fund would lose money on the futures contracts. Stock index futures contracts are subject to the same risks as other futures contracts.

An interest rate future generally obligates the Fund to purchase or sell an amount of a specific debt security. Such purchase or sale will take place at a future date at a specific price established by the terms of the futures contract.

Municipal Market Data Rate Locks.
The Fund may purchase and sell municipal market data rate locks (“MMD Rate Locks”). An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund would ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates). An MMD Rate Lock is a contract between the Fund and an MMD Rate Lock provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if the Fund buys an MMD Rate Lock and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a

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payment to the Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract. In connection with investments in MMD Rate Locks, there is a risk that municipal yields will move in the opposite direction than anticipated by the Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect the Fund’s performance.

Options Contracts.

Options Contracts on Securities and Securities Indices. The Fund may purchase call and put options and write covered call and put option contracts and may also utilize “spreads” and other option combinations.  A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period or at a specific date depending on the terms of the option. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period or at a specific date depending on the terms of the option. In “spread” transactions, the Fund buys and writes a put or buys and writes a call on the same underlying instrument with the options having different expiration dates. The Fund also may enter into “closing purchase transactions” in order to terminate its obligation to deliver or buy the underlying security (or otherwise settle the original option). A closing purchase transaction is the purchase of an option (at a cost that may be more or less than the premium received for writing the original option) on the same security, with the same exercise price and exercise period as the option previously written. In the case of a written call option, if the Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it otherwise might have sold to protect against depreciation. European-style options only permit exercise on the exercise date. Options that are not exercised or closed out before their expiration date will expire worthless. The Fund may also take advantage of the pricing inefficiencies of an embedded option through the purchase of a convertible bond. Convertible arbitrage involves purchasing a portfolio of convertible securities, generally convertible bonds, and hedging a portion of the equity risk by selling short the underlying common stock. The Fund may utilize futures, options and credit default swaps in order to seek to manage interest rate exposures and employ leverage to increase returns. Leverage means obtaining investment exposure in excess of the Fund’s net assets, which creates the potential for magnified gains or losses.

A “covered call option” written by the Fund is a call option with respect to which the Fund owns the underlying security. A put option written by the Fund is covered when, among other things, the Fund sets aside assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options, which it retains whether or not the option is exercised. However, the Fund also may realize a loss on the transaction greater than the premium received.

There is no assurance that sufficient trading interest to create a liquid market on a securities exchange will exist for any particular option or at any particular time, and, for some options, no such market may exist. A liquid market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders, trading halts, or suspensions in one or more options. Similar events, or events that may otherwise interfere with the timely execution of customers’ orders, may recur in the future. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or it delivers the underlying security (or otherwise fulfills its obligations in connection with settlement) upon exercise, or it otherwise covers its position.

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The securities exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may purchase or write. The Fund, Lord Abbett, and other funds advised by Lord Abbett may constitute such a group. These limits could restrict the Fund’s ability to purchase or write options on a particular security.

Specific Options Transactions. Examples of the types of options the Fund may purchase and sell include call and put options in respect of specific securities (or groups or “baskets” of specific securities) such as U.S. Government securities, mortgage-related securities, asset-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities), and Eurodollar instruments that are traded on U.S. or foreign securities exchanges or in the OTC market, or securities indices, currencies, or futures. The Fund may also utilize “spreads” and other option combinations, as well as embedded call options through the purchase of convertible bonds.

An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater than in the case of a call, or less than in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

The Fund may purchase and sell call and put options on foreign currencies. These options convey the right to buy or sell the underlying currency at a price that is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

Successful use by the Fund of options and options on futures will be subject to Lord Abbett’s ability to predict correctly movements in the prices of, for example, individual securities, the relevant securities market generally, foreign currencies, or interest rates. To the extent Lord Abbett’s predictions are incorrect, the Fund may incur losses. The use of options also can increase the Fund’s transaction costs.

OTC Options. OTC options contracts (“OTC options”) differ from exchange-traded options in several respects. OTC options are transacted directly with dealers and not with a clearing corporation and there is a risk of nonperformance by the dealer as a result of the insolvency of the dealer or otherwise, in which event the Fund may experience material losses. Because there is no exchange, pricing normally is done by reference to information from the counterparty or other market participants.

In the case of OTC options, there can be no assurance that a liquid market will exist for any particular option at any given time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the Fund writes an OTC option, generally it can close out that option before its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it otherwise might be advantageous to do so. Likewise, a put writer of an OTC option may be unable to sell securities set aside to cover the put for other investment purposes while it is obligated as a put writer. A writer or purchaser of a put or call option might find it difficult to terminate its position on a timely basis in the absence of a liquid market.

Foreign Currency Options. The Fund may enter into options on foreign currencies. For example, if the Fund were to enter into a contract to purchase securities denominated in a foreign currency, it effectively could fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if the Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved. The Fund’s ability to establish and close out positions in such options is subject to the maintenance of a liquid market. There can be no assurance that a liquid market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and foreign investments generally.

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Option markets may be closed while non-U.S. securities markets or round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

The value of a foreign currency option depends on, among other factors, the value of the underlying currency, relative to the U.S. dollar. Other factors affecting the value of an option include the time remaining until expiration, the relationship of the exercise price to market price, the historical price volatility of the underlying currency and general market conditions. As a result, changes in the value of an option may have no relationship to the investment merit of the foreign currency. Whether a profit or loss is realized on a closing transaction depends on the price movement of the underlying currency and the market value of the option.

There can be no assurance that the Fund will be able to liquidate an option at a favorable price at any time before expiration. In the event of insolvency of the counterparty, the Fund may be unable to liquidate a foreign currency option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that the Fund would have to exercise those options that it had purchased in order to realize any profit.

Yield Curve Options. Options on the yield spread or differential between two securities are commonly referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent that was not anticipated.

Participation Notes. Participation notes (“P-notes”), which are a type of structured note, are instruments that may be used by a Fund to provide exposure to equity or debt securities, currencies, or markets. P- notes are typically used when a direct investment in the underlying security is either unpermitted or restricted due to country-specific regulations or other restrictions. Generally, local banks and broker- dealers associated with non-U.S.-based brokerage firms buy securities listed on certain foreign exchanges and then issue P-notes which are designed to replicate the performance of certain issuers and markets. The performance results of P-notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. P-notes are similar to depositary receipts except that: (1) broker-dealers, not U.S. banks, are depositories for the securities; and (2) noteholders may remain anonymous to market regulators.

The price, performance, and liquidity of the P-note are all linked directly to the underlying securities. If a P-note were held to maturity, the issuer would pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. The holder of a P-note that is linked to a particular underlying security or instrument may be entitled to receive any dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. P-notes involve transaction costs. Investments in P-notes involve the same risks associated with a direct investment in the underlying security or instrument that they seek to replicate. The foreign investments risk associated with P-notes is similar to those of investing in depositary receipts. However, unlike depositary receipts, P-notes are subject to counterparty risk based on the uncertainty of the counterparty’s (i.e., the broker’s) ability to meet its obligations.

In addition to providing access to otherwise closed or restricted markets, P-notes also can provide a less expensive option to direct investment, where ownership by foreign investors is permitted, by reducing registration and transaction costs in acquiring and selling local registered shares. P-notes can offer greater liquidity in markets that restrict the ability of a Fund to dispose of an investment by either restricting transactions by size or requiring registration and/or regulatory approvals.

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Additionally, while P-notes may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a P-note will be willing to repurchase such instrument when a Fund wishes to sell it. Therefore, the Fund may be exposed to the risks of mispricing or improper valuation and to the extent a P-note is determined to be illiquid, it would be subject to the Fund’s limitation on investments in illiquid securities.

Swap Agreements. The Fund may enter into interest rate, index, credit default, currency, Consumer Price Index (“CPI”), total return, municipal default, and other types of swap agreements. The Fund may also enter into swaptions (options on swaps). A swap transaction involves an agreement between two parties to exchange different types of cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security (including a bond), or basket of securities (including bonds), or payments reflecting the performance of one or more specified securities (including bonds), currencies, or indices. The Fund may enter into OTC swap transactions and may also enter into swaps that are traded on exchanges and are subject to central clearing. OTC swaps are subject to the credit risk of the counterparty, as well as the risks associated with the swap itself and risks associated with the underlying asset or instrument.

Specific Types of Swaps.

Interest Rate Swaps. In an interest rate swap, the Fund may agree to either make or receive payments that are equivalent to a fixed rate of interest on the specified notional amount in exchange for payments that are equivalent to a variable rate of interest (based on a specified benchmark) on the same notional amount. Interest rate swaps may enable the Fund to either increase or reduce its interest rate risk or adjust the duration of its bond portfolio.

Credit Default Swaps and Similar Instruments. In a credit default swap, one party agrees to make one or more premium payments in exchange for the agreement of its counterparty to pay an amount equal to the decrease in value of a specified bond or a basket of debt securities upon the occurrence of a default or other “credit event” relating to the issuer of the specified bond or debt. In such transactions, the first party effectively acquires protection from default by the issuer. The Fund may enter into credit default swap agreements or similar agreements (including options based on a credit default swap index (“CDX”)). CDX are contracts on baskets of indices of securities. The Fund may be the protection buyer or seller in a credit default swap. A credit default swap is a type of credit derivative. For more information about a Fund’s investments in credit derivatives, please see “Credit Derivatives” above.

Currency Swaps. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values.

CPI Swaps. A CPI swap is a contract in which one party agrees to pay a fixed rate in exchange for a variable rate, which is the rate of change in the CPI during the life of the contract. Payments generally are based on a notional amount of principal. Some CPI swaps are on a zero-coupon basis, meaning that the floating rate will be based on the cumulative change in CPI during the life of the contract, and the fixed rate will compound until the swap’s maturity date, at which point the payments are netted. The Fund also may enter into CPI swaps on a year-over-year basis, in which one party pays an annual fixed rate on some notional amount at specified intervals (e.g., monthly, annually, etc.), while the other party pays the annual year-over-year inflation rate on the same notional amount at specified intervals.

Total Return Swaps. In a total return swap, the Fund may agree to make payments in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security (including a bond), index, or other asset, as well as payments equivalent to any distributions made on that asset, over the term of the swap. If the value of the asset underlying a total return swap declines over the term of the swap, the Fund also may be required to pay an amount equal to that decline in value to its counterparty. The Fund also may be the seller of a total return swap, in which case it would receive premium payments and an amount equal to any decline in value of the underlying asset over the term of

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the swap, but it would be obligated to pay its counterparty an amount equal to any appreciation and distributions.

Municipal Default Swaps. In a municipal default swap, the Fund agrees to make one or more premium payments in exchange for the agreement of its counterparty to pay an amount equal to the decrease in value of a specified bond or a basket of debt securities upon the occurrence of a default or other “credit event” relating to the issuers of the debt. In such transactions, the Fund effectively acquires protection from the municipal default swap counterparty from decreases in the creditworthiness of the debt issuers. In addition to investing in municipal default swaps, the Fund also may invest in an index whose underlying (or reference) assets are municipal default swaps.

Swaptions. The Fund also may purchase and write options contracts on swaps, commonly known as “swaptions.” A swaption is an option to enter into a swap agreement. As with other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed upon terms. The seller of a swaption receives the premium in exchange for the obligation to enter into the agreed upon underlying swap if the option is exercised.

Interest Rate Caps, Floors, and Collars. The Fund also may purchase or sell interest rate caps, floors, and collars. The purchaser of an interest rate cap is entitled to receive payments only to the extent that a specified benchmark exceeds a predetermined interest rate. The purchaser of an interest floor is entitled to receive payments only to the extent that a specified benchmark is below a predetermined interest rate. A collar effectively combines a cap and a floor so that the purchaser receives payments only when market interest rates exceed the cap rate and makes payments when market interest rates are below the floor rate.

Additional Risks Associated with Swaps. The use of swaps is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If Lord Abbett is incorrect in its forecasts of the interest rates, currency exchange rates, or market values, or its assessments of the credit risks, the investment performance of the Fund may be less favorable than it would have been if the Fund had not entered into them. Because many of these arrangements are bilateral agreements between the Fund and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Fund. The Fund’s obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Fund is required to make exceeds the value of the payments that its counterparty is required to make. Conversely, the Fund’s counterparties typically are required to provide collateral to the Fund on a comparable basis. In the event of a default by the Fund's counterparty to a swap transaction (or its affiliate), it is possible that the Fund could be delayed in recovering (or unable to recover) collateral provided to a counterparty or be delayed in exercising (or unable to exercise) the Fund's rights in respect of collateral provided to the Fund by the counterparty. See “Derivatives” above.

Future Developments. The Fund may take advantage of opportunities in options, futures contracts, options on futures contracts, and any other derivatives, including derivatives that are not presently contemplated for use by the Fund and derivatives that are not currently available but that may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund.

Equity Securities. Equity securities generally represent equity or ownership interests in an issuer. These include common stocks, preferred stocks, convertible preferred stocks, warrants, and similar instruments. The value of equity securities fluctuates based on changes in a company’s financial condition, and on market, economic, and political conditions, as well as changes in inflation and consumer demand.

Common Stocks. Common stocks represent an ownership interest in a company. The prices of common stocks generally fluctuate more than the prices of other securities and reflect changes in, among other things, a company’s financial condition and in overall market, economic, and political conditions, changes

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in inflation, and consumer demand. A company’s common stock generally is a riskier investment than its fixed income securities, and it is possible that the Fund may experience a substantial or complete loss on an individual equity investment.

Initial Public Offering (“IPO”). The Fund may purchase securities of companies that are offered pursuant to an IPO. IPOs are typically new issues of equity and fixed income securities. IPOs have many of the same risks as small company stocks and bonds. IPOs do not have trading history, and information about the company may be available only for recent periods. The Fund’s purchase of shares or bonds issued in IPOs also exposes it to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share and bond prices of newly priced companies have fluctuated in significant amounts over short periods of time. The Fund may be limited in the quantity of IPO and secondary offering shares and bonds that it may buy at the offering price, or the Fund may be unable to buy any shares or bonds of an IPO or secondary offering at the offering price. The Fund’s investment return earned during a period of substantial investment in IPOs may not be sustained during other periods when the Fund makes more limited, or no, investments in IPOs. As the size of the Fund increases, the impact of IPOs on the Fund’s performance generally would decrease; conversely, as the size of the Fund decreases, the impact of IPOs on the Fund’s performance generally would increase.

Master Limited Partnerships (“MLPs”). Investments in MLPs involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP's general partner, cash flow risks, dilution risks and risks related to the general partner's limited call right. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs could enhance or harm the overall performance of the Fund.

Preferred Stocks. Preferred stocks are securities that evidence ownership in a corporation and pay a fixed or variable stream of dividends. These stocks represent an ownership interest and provide the holder with claims on the issuer’s earnings and assets, which generally come before common stockholders but after bond holders and other creditors. The obligations of an issuer of preferred stock, including dividend and other payment obligations, typically may not be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer. Investments in preferred stock are also subject to market and liquidity risks. The value of a preferred stock may be highly sensitive to the economic condition of the issuer, and markets for preferred stock may be less liquid than the market for the issuer’s common stock.

Warrants and Rights. Warrants and rights are types of securities that give a holder a right to purchase shares of common stock. Warrants are options to buy from the issuer a stated number of shares of common stock at a specified price, usually higher than the market price at the time of issuance, until or on a stated expiration date. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer, usually at a price below the initial offering price of the common stock and before the common stock is offered to the general public. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. Warrants and rights may be transferable. The value of a warrant or right may not necessarily change with the value of the underlying securities. The risk of investing in a warrant or a right is that the warrant or the right may expire before the market value of the common stock exceeds the price specified by the warrant or the right. If not exercised before they expire, warrants and rights cease to have value and may result in a total loss of the money invested. Investments in warrants and rights are considered speculative.

Foreign Currency Transactions. The Fund may enter into foreign currency transactions for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; to hedge the U.S. dollar value of securities the Fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain or reduce exposure to the foreign currency for investment purposes.

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The Fund also may invest directly in foreign currencies or hold financial instruments that provide exposure to foreign currencies or may invest in securities that trade in, or receive revenues in, foreign currencies. To the extent the Fund invests in such currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. Foreign currency exchange rates may fluctuate significantly over short periods of time. Fund assets that are denominated in foreign currencies may be devalued against the U.S. dollar, resulting in a loss. A U.S. dollar investment in depositary receipts or shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer. Foreign currencies also are subject to the risks described under “Foreign and Emerging Market Company Risk” and/or “Foreign Currency Risk” in the Fund’s prospectus, such as inflation, interest and taxation rates, budget deficits and low savings rates, political factors, and government control.

The Fund may engage in “spot” (cash or currency) transactions and also may use forward contracts. For more information about forward contracts, generally, please see “Forward Contracts” above. A forward contract on foreign currencies, which is also known as a forward currency contract, involves obligations of one party to purchase, and another party to sell, a specified amount of a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the OTC derivatives market and entered into directly between financial institutions or other currency traders and their customers. The cost to the Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period, and the market conditions then prevailing, among others. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

The Fund may enter into forward currency contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward currency contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. If the transaction went as planned, the Fund would be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

The Fund’s foreign currency transactions are not limited to transactions that involve a sale or purchase of a security. The Fund also may use forward currency contracts in connection with existing portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund’s exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar, or to shift the Fund’s exposure to foreign currency fluctuations from one country to another. For example, when Lord Abbett believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward currency contract to sell the former foreign currency. This investment practice generally is referred to as “cross-hedging” if two non-U.S. currencies are used.

The Fund may also enter into forward currency contracts that are contractually required to, or may, settle in cash, including non-deliverable forward currency contracts (“NDFs”). Cash-settled forward currency contracts, including NDFs, generally require the netting of the parties’ liabilities. Under a cash-settled forward currency contract that requires netting, the Fund or its counterparty to the contract is required only to deliver a cash payment in the amount of its net obligation in settlement of the contract. Forward currency contracts may be marked-to-market on a daily basis, and the Fund may be required to post collateral to a counterparty pursuant to the terms of a forward currency contract if the Fund has a net obligation under the contract. Likewise, the Fund may be entitled to receive collateral under the terms of a forward contract if the counterparty has a net obligation under the contract. A forward contract may

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require the delivery of initial margin by the Fund. Forward currency contracts, including NDFs, typically have maturities of approximately one to three months but may have maturities of up to six months or more.

The precise matching of the forward currency contract amounts and the value of the securities involved generally will not be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward currency contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward currency contracts involve the risk that anticipated currency movements may not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs. At or before the maturity date of a forward currency contract that requires the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or otherwise meet its settlement obligations under the contract or retain the security and offset its contractual obligation by purchasing a second contract pursuant to which the Fund will buy, on the same maturity date, the same amount of the currency that it is obligated to sell. Similarly, the Fund may close out a forward currency contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts. On the settlement date, a deliverable forward currency contract can be settled by physical delivery.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and may not reflect smaller transactions where rates may be less favorable.

Foreign Securities. Investment in foreign securities may involve special risks that typically are not associated with investments in U.S. securities. Foreign investment risks may be greater in developing and emerging markets than in developed markets. The risks associated with foreign securities include, among other things, the following:

• The prices of foreign securities may be adversely affected by changes in currency exchange rates, changes in foreign or U.S. laws or restrictions applicable to foreign securities, and changes in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the foreign currency in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the U.S. dollar value of the portfolio security. Currency exchange rates may fluctuate significantly over short periods of time, for a number of reasons.

• Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets generally are more expensive than in the United States.

• Clearance and settlement procedures may be different in foreign countries, and, in certain markets, such procedures may be unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

• Issuers of non-U.S. securities are subject to different, often less comprehensive, accounting, custody, reporting, and disclosure requirements than U.S. issuers, and Funds investing in foreign securities may be affected by delayed settlements in some non-U.S. markets. Additionally, there may be less publicly available information about a foreign issuer than about a comparable U.S. issuer.

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• There generally is less government regulation of foreign markets, companies, and securities dealers than in the United States. Consequently, the investor protections that are in place may be less stringent than in the United States.

• Foreign securities markets may have substantially less trading volume than U.S. securities markets, and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers.

• Foreign securities may trade on days when the Fund does not sell shares. As a result, the value of the Fund’s portfolio securities may change materially on days an investor may not be able to purchase or redeem Fund shares. For information about “time zone arbitrage,” please see “Frequent Trading Policy and Procedures” in the prospectus.

• With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Fund, and political or social instability, geopolitical tensions, wars, diplomatic developments, or the imposition of economic sanctions, or other government restrictions that could adversely affect investments tied economically to those countries.

Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

Many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy is weakened or its markets decline. Additionally, many foreign country economies are heavily dependent on international trade and are adversely affected by protective trade barriers and economic conditions of their trading partners. A member state's decision to leave the European Monetary Union and/or the European Union, or any increased uncertainty as to the status of such entities could have significant adverse effects on global currency and financial markets. Any partial or complete dissolution of the EU could have significant adverse effects on currency and financial markets, and on the values of a Fund's portfolio investments. In January 2020, the UK left the EU, creating economic and political uncertainty with respect to, among other things, the effects the withdrawal will have on the Euro, European economies, and the global markets. From January 1, 2021, EU laws ceased to apply in the UK, with many being assimilated into UK law. The UK government has enacted legislation to repeal, replace or make substantial amendments to these laws, with a view to them being replaced by purely domestic legislation. The process of revoking EU laws and replacing them with bespoke UK laws has already begun, creating unpredictable consequences for financial markets and investments.

The foregoing is a general discussion of “Foreign Securities.” The Fund may define foreign securities (and emerging market securities) differently than other Funds for purposes of its investment restrictions. Please see the applicable Fund’s prospectus for more information.

Emerging Market Securities. The risks described above apply to an even greater extent to investments in emerging markets, which may be considered speculative. Emerging markets may develop unevenly or may never fully develop and are more likely to experience hyperinflation and currency devaluations, which may be sudden and significant. Settlement and asset custody practices for transactions in emerging markets may differ from those in developed markets. Such differences may include possible delays in settlement and certain settlement practices, such as delivery of securities prior to receipt of payment, which increases the likelihood of a “failed settlement”. Failed settlements can result in losses. In addition, the securities and currencies of many of emerging market countries may have far lower trading volumes and less liquidity than those of developed nations. If the Fund’s investments need to be liquidated quickly, the Fund could sustain significant transaction costs.

Securities and issuers in emerging countries tend to be subject to less extensive and frequent accounting, financial, and other reporting requirements than securities and issuers in more developed countries. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is

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unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. Government enforcement of existing securities regulations is limited, and any such enforcement may be arbitrary and the results may be difficult to predict. Further, investing in securities of issuers located in certain emerging market countries may present a greater risk of loss resulting from problems in security registration and custody.

In addition, the Holding Foreign Companies Accountable Act (the ”HFCAA”) could cause securities of a foreign (non-U.S.) company, including ADRs, to be delisted from U.S. stock exchanges if the company does not allow the U.S. government to oversee the auditing of its financial information. Although the requirements of the HFCAA apply to securities of all foreign (non-U.S.) issuers, the SEC has thus far limited its enforcement efforts to securities of Chinese companies. If securities are delisted, the Fund’s ability to transact in such securities will be impaired, and the liquidity and market price of the securities may decline. The Fund may also need to seek other markets in which to transact in such securities, which could increase the Fund’s costs.

Many emerging market countries have histories of political instability and abrupt changes in policies. As a result, their governments may be more likely to take actions that are hostile or detrimental to foreign investment than those of more developed countries, such as expropriation, confiscatory taxation, and nationalization of assets and securities. Certain emerging market countries also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious, and racial conflicts, and the imposition of economic sanctions or other measures by the United States or other governments. The economies of emerging countries may be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth, and which may, in turn, diminish the value of their currencies. If a company’s economic fortunes are linked to emerging markets, then a security it issues generally will be subject to these risks even if the security is principally traded on a non-emerging market exchange.

Illiquid Securities. An illiquid security is a security that the Fund reasonably expects cannot be sold or disposed of in then-current market conditions in seven (7) calendar days or less without the sale or disposition significantly changing the market value of the security.

The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. The amount of the discount from the prevailing market price varies depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities (if needed), and prevailing supply and demand conditions.

The Fund may not be able to readily liquidate its investment in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. In this event, illiquid securities would become an increasingly larger percentage of the Fund’s portfolio. The lack of a liquid secondary market for illiquid securities may make it more difficult for the Fund to assign a value to those securities for purposes of valuing its portfolio and calculating its NAV.

144A Securities. The Fund may invest in illiquid securities that are governed by Rule 144A under the 1933 Act. These securities may be resold under certain circumstances to other institutional buyers. Specifically, 144A Securities may be resold to a qualified institutional buyer (“QIB”) without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of the Fund’s portfolio to the extent that QIBs become, for a time, uninterested in purchasing these securities. 144A Securities may be treated as liquid. 144A securities may be illiquid or hard to value.

Inflation-Indexed Securities. Inflation-indexed securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S.

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Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Many other issuers pay out the CPI accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury (“TIPS”) have maturities of five, ten, or thirty years, although it is possible that securities with other maturities will be issued in the future. TIPS pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semiannually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semiannual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semiannual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of the inflation-indexed bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. At maturity, TIPS are redeemed at the greater of their inflation-adjusted principal and the par amount at original issue. If an inflation-indexed bond does not provide a guarantee of principal at maturity, the adjusted principal amount of the bond repaid at maturity may be less than the original principal amount. Other types of inflation-indexed bonds may be adjusted in response to changes in the rate of inflation by different mechanisms (such as by changes in the rates of interest paid on their principal amounts).

The values of inflation-indexed bonds are expected to change in response to changes in real interest rates, which are tied to the relationship between nominal interest rates and the rate of inflation. For example, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would likely decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates would likely rise, leading to a decrease in value of inflation-indexed bonds.

While these securities, if held to maturity, are expected to be protected to some extent from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If nominal interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates or an expansion of non-inflationary economic activity), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic inflation adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI- U is a measurement of price changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed bonds issued by a foreign government generally are adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Investments in Other Investment Companies. Subject to the limitations prescribed by the 1940 Act and the rules thereunder, the Fund may invest in other investment companies (including those advised by the Adviser), including, but not limited to, money market funds, ETFs, closed-end funds, BDCs, and other pooled vehicles. (Each Fund (other than the Funds-of- Funds), however, may not invest in other funds in reliance on Sections 12(d)(1)(F) or (G) of the 1940 Act.) These limitations prohibit the Fund from acquiring more than 3% of the voting shares of any one other investment company and prohibit the Fund investing more than 5% of its total assets in the securities of any one other investment company or more than 10% of its total assets in securities of other investment companies in the aggregate. The percentage limitations above apply to investments in any investment company. Pursuant to rules adopted by the SEC, the Fund may invest in excess of these limitations if the Fund and the investment company in which the Fund would like to invest comply with certain conditions. Certain of the conditions do not apply if the Fund is

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investing in shares issued by affiliated funds. In addition, the Fund may invest in shares issued by money market funds, including certain unregistered money market funds, in excess of the limitations. The Fund’s investments in another investment company will be subject to the risks of the purchased investment company’s portfolio securities. The Fund’s shareholders must bear not only their proportionate share of the Fund’s fees and expenses, but they also must bear indirectly the fees and expenses of the other investment company.

Exchange-Traded Funds. ETFs are investment companies whose shares are listed on a securities exchange and trade like a stock throughout the day. Certain ETFs use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. A “passive” investing strategy may have the potential to increase security price correlations and volatility. As “passive” strategies generally buy or sell securities based simply on inclusion and representation in an index, securities prices will have an increasing tendency to rise or fall based on whether money is flowing into or out of passive strategies rather than based on an analysis of the prospects and valuation of individual securities. This may result in increased market volatility if and to the extent more money is invested through passive strategies. Other ETFs are actively managed (i.e., they do not seek to replicate the performance of a particular index).

Investments in ETFs are subject to a variety of risks, including risks of a direct investment in the underlying securities that the ETF holds. For example, the general level of stock prices may decline, thereby adversely affecting the value of the underlying common stock investments of the ETF and, consequently, the value of the ETF. Moreover, the market value of the ETF may differ from the value of its portfolio holdings because the market for ETF shares and the market for underlying securities are not always identical. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to the ETF’s operating expenses and transaction costs, among other things. Similar to investments in other investment companies, the Fund’s shareholders must bear not only their proportionate share of the Fund’s fees and expenses, but they also must bear indirectly the fees and expenses of the ETF.

Other Risks. The Fund may invest in foreign countries through investment companies, including closed- end funds. Some emerging market countries have laws and regulations that currently preclude direct foreign investments in the securities of their companies. However, indirect foreign investment in the securities of such countries is permitted through investment companies that have been specifically authorized to make such foreign investments. These investments are subject to the risks of investing in foreign (including emerging market) securities.

Because closed-end funds do not issue redeemable securities and, thus, do not need to maintain liquidity to meet daily shareholder redemptions, such funds may invest in less liquid portfolio securities. Moreover, the Fund’s investment in a closed-end fund is exposed to the risk that a secondary market for such shares may cease to exist. Accordingly, the Fund’s investment in closed-end fund shares is subject to increased liquidity risk.

Loans. The Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates, to suppliers of goods or services, or to other parties by a corporate, governmental, or other borrower. Accordingly, the Fund may invest in senior loans and other bank loans and loan interests. Senior loans primarily include senior floating rate loans, first and second lien loans, and secondarily senior floating rate debt obligations (including those issued by an asset-backed pool), and interests therein. Loan interests may take the form of direct interests acquired during a primary distribution and also may take the form of assignments of, novations of, or participations in, a bank loan acquired in secondary markets. The loans the Fund generally invests in are originated, negotiated, and structured by a U.S. or foreign commercial bank, insurance company, finance company, or other financial institution (collectively, the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.

Purchasers of forms of direct indebtedness, such as senior loans and other bank loans, depend primarily upon the creditworthiness of the corporate or other borrower for payment of principal and interest, and

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adverse changes in the creditworthiness of the borrower may affect its ability to pay principal and interest. Investment in the indebtedness of borrowers with low creditworthiness involves substantially greater risks, and may be highly speculative. In the event of non-payment of interest or principal, loans that are secured by collateral offer the Fund more protection than comparable unsecured loans. However, no assurance can be given that the collateral for a secured loan can be liquidated or that the proceeds will satisfy the borrower’s obligation.

Senior loans and interests in other bank loans may not be readily marketable and may be subject to restrictions on resale. Senior loans and other bank loans may not be considered “securities,” and investors in these loans may not be entitled to rely on anti-fraud and other protections under the federal securities laws. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what Lord Abbett believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s NAV than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily NAV. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. Further, the settlement period (the period between the execution of the trade and the delivery of cash to the purchaser) for some senior loans and other bank loans transactions may be significantly longer than the settlement period for other investments, and in some cases may take longer than seven days. Requirements to obtain the consent of the borrower and/or Agent can delay or impede the Fund’s ability to sell loans and can adversely affect the price that can be obtained. As a result, it is possible the Fund may not receive the proceeds from a sale of a loan for a significant period of time, which may affect the Fund’s ability to repay debt, to fund redemptions, to pay dividends, to pay expenses, or to take advantage of new investment opportunities.

Prepayment. Senior loans may require or permit, in addition to scheduled payments of interest and principal, the prepayment of the senior loan from free cash flow. The degree to which borrowers prepay senior loans, whether as a contractual requirement or at their election, is unpredictable. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced, and the Fund may decide to invest in lower yielding investments. However, the Fund may receive both a prepayment penalty fee from the prepaying borrower and a facility fee upon the purchase of a new senior loan with the proceeds from the prepayment of the former. The effect of prepayments on the Fund’s performance may be mitigated by the receipt of prepayment fees and the Fund’s ability to reinvest prepayments in other senior loans that have similar or identical yields.

Bridge Loans. Bridge loans are short-term loan arrangements (typically 12 to 18 months) usually made by a Borrower in anticipation of receipt of intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with “step-up” provisions under which the interest rate on the bridge loan rises (or “steps up”) the longer the loan remains outstanding. In addition, bridge loans commonly contain a conversion feature that allows the bridge Loan Investor to convert its interest to senior exchange notes if the loan has not been prepaid in full on or before its maturity date. Bridge loans may be subordinate to other debt and may be secured or undersecured.

Assignments. An investor in senior loans typically purchases “Assignments” from the Agent or other Loan Investors and, by doing so, typically becomes a Loan Investor under the loan agreement with the same rights and obligations as the assigning Loan Investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Loan Investor.

Participations. “Participations” in a Loan Investor’s portion of a senior loan typically will result in the investing Fund having a contractual relationship only with such Loan Investor, rather than with the borrower. As a result, the Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the Loan Investor selling the Participation and only upon receipt by such Loan Investor of such payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement and the Fund may not directly benefit from the collateral supporting the senior loan in which it

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has purchased the Participation. As a result, the Fund may assume the credit risk of both the borrower and the Loan Investor selling the Participation. If a Loan Investor selling a Participation becomes insolvent, the Fund may be treated as a general creditor of such Loan Investor.

Revolving Credit Facility Loans. For some loans, such as revolving credit facility loans (“revolvers”), a Loan Investor may be obligated under the loan agreement to, among other things, make additional loans in certain circumstances. The Fund generally will place assets in reserve for these contingent obligations by segregating or otherwise designating a sufficient amount of permissible liquid assets. Delayed draw term loans are similar to revolvers, except that, once drawn upon by the borrower during the commitment period, they remain permanently drawn and become term loans. A prefunded letter of credit (L/C) term loan is a facility created by the borrower in conjunction with an Agent, with the loan backed by letters of credit. Each participant in a prefunded L/C term loan fully funds its commitment amount to the Agent for the facility.

Private Credit. The Fund intends to obtain exposure to less liquid or illiquid private credit investments, generally involving corporate borrowers, through its investments in pooled investment vehicles, including those managed by Lord Abbett (“underlying fund”). Typically, private credit investments are not traded in public markets and are illiquid, such that an underlying fund may not be able to dispose of its holdings for extended periods, which may be several years, or at the price at which the underlying fund is valuing its investments. An underlying fund will also be illiquid, and the Fund incurs two layers of fees, with Lord Abbett receiving a management fee at both levels. An underlying fund may, from time to time or over time, focus its private credit investments in a particular industry or sector or select industries or sectors. Investment performance of such industries or sectors may thus at times have an out-sized impact on the performance of an underlying fund or the Fund indirectly. Additionally, private credit investments can range in credit quality depending on security-specific factors, including total leverage, amount of leverage senior to the security in question, variability in the issuer’s cash flows, the size of the issuer, the quality of assets securing debt and the degree to which such assets cover the subject company’s debt obligations. The issuers of the underlying fund’s private credit investment will often be leveraged, often as a result of leveraged buyouts or other recapitalization transactions, and often will not be rated by national credit rating agencies.

Direct Lending. The Fund may also have exposure to direct loans through its investment in an underlying fund. This practice involves certain risks. If a loan is foreclosed, an underlying fund could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. As a result, the Fund may be exposed to losses resulting from default and foreclosure. Any costs or delays involved in the effectuation of a foreclosure of the loan or a liquidation of the underlying assets will further reduce the proceeds and thus increase the loss. There is no assurance that an underlying fund will correctly evaluate the value of the assets collateralizing the loan. In the event of a reorganization or liquidation proceeding relating to the borrower, an underlying fund may lose all or part of the amounts advanced to the borrower. There is no assurance that the protection of an underlying fund’s interests will be adequate, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests. Furthermore, there is no assurance that claims will not be asserted that might interfere with enforcement of an underlying fund's rights.

Mortgage-Related and Asset-Backed Securities and Other Collateralized Obligations. Mortgage- related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government- related, and private organizations.

Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, since debt securities normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, mortgage-related securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities.

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Additional payments are caused by prepayments of principal resulting from the sale of the underlying property, refinancing, or foreclosure, net of fees or costs that may be incurred. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income or debt securities. The timing and level of prepayments is unpredictable. A predominant factor affecting the prepayment rate on a pool of mortgage loans is the difference between the interest rates on outstanding mortgage loans and prevailing mortgage loan interest rates. Generally, prepayments on mortgage loans will increase during a period of falling mortgage interest rates and decrease during a period of rising mortgage interest rates. Accordingly, the amounts of prepayments available for reinvestment by the Fund are likely to be greater during a period of declining mortgage interest rates. When the Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that the Fund purchases asset-backed securities at a premium, prepayments may result in a loss to the extent of the premium paid. If the Fund buys such securities at a discount, both scheduled payments and unscheduled prepayments should increase current income and total returns and unscheduled prepayments will also accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower-than-expected rate, with the result that the average life of mortgage pass-through securities held by the Fund may be lengthened (maturity extension risk). This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer-term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter term securities, maturity extension risk could increase the price and yield volatility of mortgage- related securities held by the Fund. In the past, in certain market environments, the value and liquidity of many mortgage pass-through securities declined sharply. There can be no assurance that such declines will not recur. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgage may decline in value and be insufficient, upon foreclosure, to repay the associated loan. Investments in mortgage-backed securities may be subject to a high degree of credit risk, valuation risk, and liquidity risk. These risks may be even higher with mortgage pass-through securities supported by subprime mortgages.

Guarantors of Mortgage-Backed Securities. The principal governmental guarantor of mortgage-related securities is Ginnie Mae. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors of securities not backed by the full faith and credit of the U.S. Government include Fannie Mae and Freddie Mac. Both are government sponsored corporations owned entirely by private stockholders. In September 2008, the U.S. Treasury Department announced that the government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. In addition, the U.S. Treasury announced additional steps that it intended to take with respect to the debt and mortgage-backed securities issued by Fannie Mae and Freddie Mac in order to support the conservatorship. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remains liable for all of its respective obligations, including its guaranty obligations, associated with its mortgage-backed securities. No assurance can be given that these arrangements will continue, and it is possible that these entities will not have the funds to meet their payment obligations in the future. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac. The Fund cannot predict what legislation, if any, may be proposed in the future in Congress regarding such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed mortgage-backed securities and the liquidity and value of the Fund’s portfolio. Government-related guarantors may also issue Participation Certificates (“PCs”), which represent interests in conventional mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

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Private Mortgage-Backed Securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass- through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage- related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because they are not guaranteed by any government or agency. In addition, mortgage-related securities issued by these non-governmental issuers may experience higher rates of default on the underlying mortgages since these mortgage loans often do not meet the underwriting standards of government and government-related issuers. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers. Such insurance and guarantees, and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund’s investment quality standards. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place another qualifying mortgage loan. Such a repurchase or substitution obligation may constitute the sole remedy available for the material breach of any such representation or warranty by the seller or servicer. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. These securities may be illiquid.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to Fund industry concentration restrictions. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. In the case of privately issued mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political, or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations and Real Estate Mortgage Investment Conduits (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more often collateralized by portfolios of mortgage pass- through securities and their income streams. Some CMOs are directly supported by other CMOs, which, in turn, are supported by mortgage pools.

CMOs are issued in multiple classes, often referred to as “tranches,” with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Payments of principal normally are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. The differing structures of CMO classes may create a wide variety of investment characteristics, such as yield, effective maturity, and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and, in some instances, reduced liquidity of the CMO class. A risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the

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priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates and will affect the yield and price of CMOs. In addition, if the collateral securing CMOs or any third-party guarantees are insufficient to make payments, the Fund could sustain a loss.

Securities may be backed by mortgage insurance, letters of credit, or other credit enhancing features. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies and instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, or its agencies and instrumentalities.

Other structures of CMOs include floating rate CMOs, inverse floating rate CMOs, parallel pay CMOs, planned amortization classes, accrual bonds, and CMO residuals. These structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these structures, certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of MBS. CMOs may include real estate investment conduits, which are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Real estate income and values may also be greatly affected by demographic trends, such as population shifts or changing tastes, preferences (such as remote work arrangements) and values. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities. They are typically not backed by any government or government agency or instrumentality.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, or stripped mortgage- backed securities.

Mortgage dollar rolls are instruments in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon, and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Fund may benefit from the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase.

The Fund is generally subject to the risks associated with the purchased security, such as credit risk and interest rate risk. In addition, if the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted. Also, the instrument that the Fund is required to repurchase may be worth less than an instrument that the Fund originally held. Successful use of mortgage dollar rolls will depend upon Lord Abbett’s ability to manage the Fund’s interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed. The use of this technique may diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls.

To Be Announced (“TBA”) Sale or Purchase Commitments. The Fund may enter into TBA sale commitments to sell mortgage-backed securities that it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. Unsettled TBA

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sale commitments are valued at the current market value of the underlying securities, according to the Fund’s valuation procedures. The contract is adjusted to market value daily and the change in market value is recorded by the Fund as unrealized appreciation (depreciation). FINRA rules include mandatory margin requirements for the TBA market with limited exceptions. The collateralization of TBA trades is intended to mitigate counterparty credit risk between trade and settlement, but can, among other things, increase the cost of TBA transactions and impose added operational complexity.

Stripped Mortgage-Backed Securities (“SMBS”). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest- only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The value of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may cause the Fund to lose money. The value of a PO class generally increases as interest rates decline and prepayment rates rise. Some IOs and POs are structured to have special protections against the effects of prepayments. These structural protections, however, normally are effective only within certain ranges of prepayment rates and, thus, will not protect investors in all circumstances. The price of these securities typically is more volatile than that of coupon-bearing bonds of the same maturity.

Other Asset-Backed Securities. The Fund, in accordance with its investment objectives and policies, may invest in asset-backed securities (unrelated to mortgage loans). Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts, and personal property. In addition to prepayment and extension risks, these securities present credit risks that are not inherent in mortgage-related securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables generally are unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, if the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on these securities.

Credit-Linked Notes (“CLNs”). The Fund may invest in CLNs. CLNs are a type of structured note. For more information about the Fund’s investments in structured notes, generally, please see “Structured Notes” below. CLNs are privately negotiated obligations whose returns are linked to the returns of one or more designated securities or other instruments that are referred to as “reference securities.” A CLN is generally issued by one party, typically a trust or a special purpose vehicle, with investment exposure or risk that is linked to a second party. The CLN’s price or coupon is linked to the performance of the reference security of the second party.

The Fund has the right to receive periodic interest payments from the CLN issuer at an agreed upon interest rate and, if there has been no default or other applicable declines in credit quality, a return of principal at the maturity date. The cash flows are dependent on specified credit-related events. Should the second party default or declare bankruptcy, the CLN holder will generally receive an amount

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equivalent to the recovery rate. The Fund also is exposed to the credit risk of the CLN issuer up to the full CLN purchase price, and CLNs are often not secured by the reference securities or other collateral. CLNs are also subject to the credit risk of the reference securities. If a reference security defaults or suffers certain other applicable declines in credit quality, the Fund may, instead of receiving repayment of principal, receive the security that has defaulted.

As with most derivative investments, valuation of a CLN may be difficult due to the complexity of the security. The market for CLNs may suddenly become illiquid. The other parties to the transactions may be the only investors with sufficient understanding of the CLN to be interested in bidding for it. Changes in liquidity may result in significant, rapid, and unpredictable changes in CLN prices. In certain cases, a CLN’s market price may not be available or the market may not be active.

Other Collateralized Obligations. In addition to the collateralized obligations described above, the Fund may invest in collateralized loan obligations (“CLOs”), collateralized debt obligations (“CDOs”), and collateralized bond obligations (“CBOs”).

A CLO is a type of structured product that issues securities collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, second lien loans, and subordinate corporate loans. The underlying loans may be rated below investment grade by a rating agency. A CLO is not merely a conduit to a portfolio of loans; it is a pooled investment vehicle that may be actively managed by the collateral manager. Therefore, an investment in a CLO can be viewed as investing in (or through) another investment adviser and is subject to the layering of fees associated with such an investment.

The cash flows from a CLO are divided into two or more classes called “tranches,” each having a different risk-reward structure in terms of the right (or priority) to receive interest payments from the CLO. The risks of an investment in a CLO depend largely on the type of the collateral held in the CLO portfolio and the tranche of securities in which the Fund invests. Generally, the risks of investing in a CLO can be summarized as a combination of economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments. In addition to the general risks associated with fixed income securities and structured products discussed elsewhere in this SAI and in the prospectus, CLOs carry additional risks including but not limited to the following:

• Transparency Risk: Collateral managers of CLOs may actively manage the portfolio. Accordingly, the collateral and the accompanying risks underlying a CLO in which the Fund invests will change and will do so without transparency. Therefore, a Fund's investment in a CLO will not benefit from detailed or ongoing due diligence on the underlying collateral.

• Credit Risk: CLO collateral is subject to credit and liquidity risks, as substantially all of the collateral held by CLOs will be rated below investment grade or be unrated. Because of the lack of transparency, the credit and liquidity risk of the underlying collateral can change without visibility to the CLO investors.

• Lack of Liquidity: CLOs typically are privately offered and sold, and, thus, are not registered under the federal securities laws and subject to transfer restrictions. As a result, investments in CLOs may be illiquid. Certain securities issued by a CLO (typically the highest tranche) may have an active dealer market and, if so, may be liquid.

• Interest Rate Risk: The CLO portfolio may have exposure to interest rate fluctuations as well as mismatches between the interest rate on the underlying bank loans and the CLO securities.

• Prepayment Risk: CLO securities may pay earlier-than-expected due to defaults (triggering liquidation) or prepayments on the underlying collateral, optional redemptions, or refinancing, or forced sale in certain circumstances.

• Documentation Risk: CLO documentation is highly complex and can contain inconsistencies or errors, creating potential risk and requiring significant interpretational expertise, disputes with issuers, or unintended investment results.

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A CDO is a security backed by pools of corporate or sovereign bonds, bank loans to corporations, or a combination of bonds and loans, many of which may be unsecured. A CBO is an obligation of a trust or other special purpose vehicle backed by a pool of fixed income securities, which are often a diversified pool of securities that are high risk and below investment grade. These securities are collateralized by many different types of fixed income securities, including high-yield debt, trust preferred securities, and emerging market debt, which are subject to varying degrees of credit and counterparty risk. CDOs and CBOs are structured similarly to CLOs and carry additional risks that include, but are not limited to, the risks of investing in CLOs described above and the risks associated with the pool of underlying securities.

The Fund may invest capital in “warehouse” facilities for CLOs and other securitizations (sometimes referred to as loan accumulation facilities). Warehouses are generally short- to medium- term financing facilities provided by a bank or other lender in anticipation of a securitization transaction. Utilizing equity capital provided by the warehouse investors and debt financing provided by the lender, warehouses acquire assets (such as corporate or consumer loans or other similar credit-related assets) in anticipation of ultimately collateralizing a securitization transaction. The period prior to securitization, also known as the "warehouse period," generally includes both the period during which the warehouse acquires the assets intended to collateralize the securitization and the subsequent period following completion of such acquisitions but prior to the consummation of the securitization transaction. The warehouse period typically terminates when the CLO or other securitization vehicle issues debt and equity securities to the market, using the issuance proceeds to repay the lender financing. Investments in warehouses have risks similar to those applicable to investments in CLOs and other securitization vehicles, and the risk of losses is magnified as a result of the leveraged and first-loss nature of these facilities. Further, in the event that the assets accumulated by a warehouse are not eligible for purchase by the planned securitization, or in the event that the planned securitization is not issued, the warehouse investors may be responsible for either holding or disposing of said assets, exposing the Fund to credit and/or market risk. This scenario may become more likely in times of economic distress or when the assets comprising the collateral pool of such warehouse, even if still performing, may have declined materially in market value, and the Fund may suffer a loss upon the disposition of these assets.

Other Risks of Mortgage-Backed and Asset-Backed Securities. Mortgage-backed, mortgage-related, and other asset-backed securities are subject to risks in addition to those described above. These securities are often extremely complex and their documentation may be unclear, ambiguous, or poorly understood, which could lead to a misunderstanding or incorrect application of the securities’ terms, and may also lead to disputes. More junior securities are often illiquid and hard to value, and even senior securities may become so during periods of market stress or if there are issues relating to the underlying collateral. In addition, subordinate tranche securities provide subordination and enhancement to more senior tranches, and, therefore, subordinate tranches are subject to a higher risk of defaults in the underlying collateral. Although supported by the subordinate tranches, defaults or losses above certain levels could reduce or eliminate all current cash flow to the senior tranches and entail loss of principal. Among other things, defaults, downgrades, and principal losses with respect to collateral can trigger an event of default under the terms of the structure, which could result in the liquidation of the collateral and accelerate the payments of the Fund’s investments in the security, which may be at a loss.

Regulatory issues relating to the underlying collateral may have unforeseen effects on the value of the securities and may cause them to decrease in value. In addition, servicers or trustees may not always act in the best interests of the holders of securities or of certain tranches of securities. Ongoing developments in the residential and commercial mortgage markets may have additional consequences for the market for mortgage-backed securities. During the periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving mortgage loans. Many sub-prime mortgage pools have become distressed during the periods of economic distress and may trade at significant discounts to their face value during such periods.

Municipal Bonds. In general, municipal bonds are debt obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, Puerto Rico, Guam, and their political subdivisions, agencies, and instrumentalities. Municipal bonds are issued to obtain funds for

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various public purposes, including the construction of bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. They may be used, for example, to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to lend to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations. In addition, the term “municipal bonds” may include certain types of “private activity” bonds, including industrial development bonds issued by public authorities to obtain funds to provide privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity, or sewerage or solid waste disposal. Under the Tax Reform Act of 1986, substantial limitations were imposed on new issues of municipal bonds to finance privately operated facilities. From time to time, proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might have a negative impact on the value of those bonds. The two principal classifications of municipal bonds are “general obligation” and limited obligation or “revenue” bonds. General obligation bonds are secured by the pledge of the faith, credit, and taxing authority of the municipality for the payment of principal and interest. The taxes or special assessments that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Revenue bonds are not backed by the credit and taxing authority of the issuer, and are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer of a revenue bond may be backed by a letter of credit, guarantee, or insurance. “Private activity” bonds are, in most cases, revenue bonds and generally do not constitute the pledge of the faith, credit, or taxing authority of the municipality. The credit quality of such municipal bonds usually is directly related to the credit standing of the user of the facilities. There are variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. General obligation and revenue bonds may be issued in a variety of forms, including, for example, commercial paper, fixed, variable, and floating rate securities, tender option bonds, auction rate bonds, zero coupon bonds, deferred interest bonds, and capital appreciation bonds.

Other examples of municipal bonds include municipal leases, certificates of participation, and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment purchase agreements. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or local government. Municipal leases, certificates of participation, and moral obligation bonds frequently involve special risks not normally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, the collateral securing the lease obligation may be difficult to dispose of and the Fund may suffer significant losses.

Tender Option Bonds. The Fund may invest in trust certificates issued in tender option bond programs. Tender option bonds are trust investments that create leverage by borrowing from third party investors to invest in municipal bonds. In a tender option bond transaction, a tender option bond trust issues a floating rate certificate (“TOB Floater”), which is a short-term security, and a residual interest certificate (“TOB Residual”), which is a longer-term security. Using the proceeds of such issuance, the tender option bond trust purchases a fixed rate municipal bond. The TOB Floater is generally issued to a third-party investor (typically a money market fund) and the TOB Residual is generally issued to the Fund that sold or identified the fixed rate municipal bond. The Fund may invest in TOB Floaters and/or TOB Residuals.

The TOB Residual may be less liquid than other comparable municipal bonds. Generally, the TOB Residual holder bears the underlying fixed rate bond’s investment risk. The holder also benefits from any appreciation in the value of the underlying fixed rate bond. Investments in a TOB Residual will typically involve greater risk than investments in fixed rate bonds.

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An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and the applicable Fund’s duration. There is a risk that the Fund will not be considered the owner of a tender option bond for U.S. federal income tax purposes, and, thus, will not be entitled to treat such interest as exempt from federal income tax.

Additional Risks of Municipal Bonds. Municipal bonds and issuers of municipal bonds may be more susceptible to downgrade, default, and bankruptcy as a result of recent periods of economic stress. Factors contributing to the economic stress may include lower property tax collections as a result of lower home values, lower sales tax revenue as a result of reduced consumer spending, lower income tax revenue as a result of higher unemployment rates, and budgetary constraints of local, state, and federal governments upon which issuers of municipal securities may be relying for funding. In addition, as certain municipal bonds may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking, insurance, or other parts of the financial sector suffer an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downgrade or risk of being downgraded may have an adverse effect on the market prices of bonds and, thus, the value of the Fund’s investment. Further, a state, municipality, public authority, or other issuers of municipal bonds may file for bankruptcy, which may significantly affect the value of the bonds issued by such issuers and, therefore, the value of the Fund’s investment. As a result of recent turmoil in the municipal bond market, several municipalities filed for bankruptcy protection or indicated that they may seek bankruptcy protection in the future. Municipal bonds may be illiquid or hard to value, especially in periods of economic stress.

Municipal bonds also are subject to the risk that the perceived increase in the likelihood of default or downgrade among municipal issuers as a result of recent market conditions could result in increased illiquidity, volatility, and credit risk. In addition, certain municipal issuers may be unable to access the market to sell bonds or, if able to access the market, may be forced to issue securities at much higher rates. Should these municipal issuers fail to sell bonds at the time intended and at the rates projected, these entities could experience significantly increased costs and a weakened overall cash position in the current fiscal year and beyond. These events also could result in decreased investment opportunities for the Fund and lower investment performance.

The yields on municipal bonds depend on a variety of factors, including general market conditions, supply and demand, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation, and the rating of the issue. Municipal bonds with the same maturity, coupon, and rating may have different yields when purchased in the open market, while municipal bonds of the same maturity and coupon with different ratings may have the same yield.

Credit Enhancements. Some municipal bonds feature credit enhancements, such as lines of credit, municipal bond insurance, and standby bond purchase agreements (“SBPAs”). There is no assurance that any of the municipal bonds purchased by the Fund will have any credit enhancements. Lines of credit are issued by a third party, usually a bank, to ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which usually is purchased by the bond issuer from a private, nongovernmental insurance company, guarantees that the insured bond’s principal and interest will be paid when due. Neither insurance nor a line of credit guarantees the price of the bond or the share price of the Fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. There is no assurance that a municipal bond insurer or line of credit provider will pay a claim or meet the obligations. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA usually are subject to numerous

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conditions, including the continued creditworthiness of the underlying borrower, bond issuer, or bond insurer.

Non-U.S. Government and Supranational Debt Securities. Debt securities of governmental (or supranational) issuers in all non-U.S. countries, including emerging market countries, may include, among others:

• fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities, and political subdivisions located in non-U.S. (including emerging market) countries;

• fixed income securities issued by government owned, controlled, or sponsored entities located in non-U.S. (including emerging market) countries;

• interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers;

• Brady Bonds (which are described below);

• participations in loans between non-U.S. (including emerging market) governments and financial institutions; and

• fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission, or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

Investment in the debt securities of foreign governments can involve a high degree of risk. The governmental entity that controls the repayment of debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by many factors. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities, and increased protectionism on the part of a country’s trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish the credit standing of a particular local government or agency.

Governmental entities may be dependent on expected disbursements from other foreign governments, multilateral agencies, and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies, and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such governmental entity’s obligations. Failure to adhere to any such requirements may result in the cancellation of such other parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts, and, consequently, governmental entities may default on their debt. In addition, a holder of foreign government obligations (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities, and such holder’s interests could be adversely affected in the course of those restructuring arrangements. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of sovereign debt. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt. The sovereign debt of many non-U.S. governments, including their subdivisions and instrumentalities, is rated below investment grade. The risks associated with non-U.S. Government and supranational debt securities may be greater for debt securities issued or guaranteed by emerging and/or frontier countries.

Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, which may at times limit or preclude foreign investment in such sovereign debt and increase the Fund’s costs and expenses. Certain countries in which the Fund may invest (i) require governmental approval prior to investments by foreign persons; (ii) limit the amount of investment by foreign persons in a particular issuer; (iii) limit investment by foreign persons to only a specific class of securities of an issuer that may

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have less advantageous rights than the classes available for purchase by domiciliaries of the countries; or (iv) impose additional taxes on foreign investors. Further, certain issuers may require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors, and a government could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets may require the Fund to adopt special procedures, seek local government approvals, and/or take other actions, each of which may involve additional costs.

Sovereign debt securities include Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities for new bonds in connection with a debt restructuring plan for emerging market countries announced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds arose from an effort in the 1980s to reduce the debt held by less developed countries that were frequently defaulting on loans. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar), and are traded in the OTC secondary market. Certain Brady Bonds are collateralized in full as to principal due at maturity by zero coupon obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities having the same maturity. Brady Bonds are not, however, considered to be securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Brady Bonds do not have a long payment history and are subject to, among other things, the risk of default. In light of the history of defaults by the issuers of Brady Bonds, investments in Brady Bonds may be viewed as speculative regardless of the current credit rating of the issuer. The valuation of Brady Bonds generally depends on the following components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity.

Real Estate Investment Trusts (“REITs”). REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and the value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT or changes in interest rates affecting the underlying loans owned by the REIT. The affairs of REITs are managed by the REIT’s sponsor or management and, as such, the performance of the REIT is dependent on the management skills of the REIT’s sponsor or management. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs also are subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems, changes in interest rates, decreases in market rates for rents, increases in competition, property taxes, capital expenditures or operating expenses, and other economic, political, or regulatory occurrences affecting the real estate industry. To the extent that assets underlying a REIT are concentrated geographically, by property type, or in certain other respects, these risks may be heightened. The Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Short Sales. The Fund may make short sales of securities or maintain a short position if, at all times when a short position is open, the Fund owns, or has the right to acquire at no added cost, securities or currencies identical to those sold short. This is commonly referred to as a “short sale against the box.” The Fund may engage in such a transaction, for example, to lock in a sales price for a security the Fund does not wish to sell immediately. If the Fund sells securities short against the box, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises. The Fund may not engage in any other type of short selling. This restriction does not apply to the Fund’s use of short positions in futures contracts, including U.S. Treasury note futures, securities index futures, other security futures, and/or forward currency contracts for bona fide hedging or cash management purposes or to pursue risk management strategies.

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The SEC and other regulators, including those in the European Union and United Kingdom, have adopted restrictions or other requirements on short sales and short positions, and, in some cases, disclosure requirements relating to short positions.

Structured Notes and Other Hybrid Instruments. The Fund may invest in structured notes and other hybrid instruments to pursue a variety of investment strategies, including currency hedging, duration management, and increased total return.

Structured Notes. Structured notes are types of derivative securities whose value is determined by reference to changes in the value of specific securities, currencies, interest rates, commodities, indices, or other financial indicators (the “Reference Instrument”), or the relative change in two or more Reference Instruments. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference Instrument(s). Structured notes may be positively or negatively indexed, so the appreciation of the Reference Instrument may produce an increase or decrease in the interest rate or value of the security at maturity. The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. For example, the terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured notes may present additional risks that are different from those associated with a direct investment in fixed income or equity securities because the investor bears the risk of the Reference Instrument(s). For example, structured notes may be more volatile, less liquid, and more difficult to price accurately and subject to additional credit risks. A Fund that invests in structured notes could lose more than the principal amount invested. CLNs are a type of structured note. For more information about the Fund’s investments in CLNs, please see “Credit-Linked Notes (“CLNs”)” above.

Other Hybrid Instruments. Hybrid instruments include indexed or structured instruments, combining the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion or all of its interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement is determined by changes in the applicable Reference Instrument(s). As with other derivatives, the value of a hybrid instrument may be a multiple of a Reference Instrument and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the Reference Instrument. These Reference Instruments may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. A hybrid instrument may not bear interest or pay dividends, and under certain conditions, the redemption value of a hybrid instrument could be zero. Thus, an investment in a hybrid instrument may entail significant market risks that are not associated with a similar investment in a traditional stock or bond. The purchase of hybrid instruments also exposes the Fund to the credit risk of the issuer of the hybrid instruments. These risks may cause significant fluctuations in the NAV of the Fund.

U.S. Government Securities. U.S. Government securities are obligations of the U.S. Government and its agencies and instrumentalities, including Treasury bills, notes, bonds, and certificates of indebtedness that are issued or guaranteed as to principal or interest by the U.S. Treasury or U.S. Government sponsored enterprises. The U.S. Government is under no legal obligation, in general, to purchase the obligations of or provide financial support to its agencies, instrumentalities, or sponsored enterprises. No assurance can be given that the U.S. Government will purchase the obligations of or provide financial support to U.S. Government agencies, instrumentalities, or sponsored enterprises in the future, and the U.S. Government may be unable or unwilling to pay debts when due. For more information, please see the “Guarantors of Mortgage-Backed Securities” above and the “Securities of Government Sponsored Enterprises” section below.

From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could: increase the risk that the U.S. government may default on payments on certain U.S. government securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt. There is no assurance that the U.S.

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Congress will act to raise the debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted.

Securities of Government Sponsored Enterprises. The Fund may invest in securities issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as Ginnie Mae, Fannie Mae, Freddie Mac, Federal Home Loan Banks (“FHL Banks”), Federal Farm Credit Bank, and Federal Agricultural Mortgage Corporation (“Farmer Mac”). Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of mortgages insured or guaranteed by the FHA, the VA, the Rural Housing Service, or the U.S. Department of Housing and Urban Development. Fannie Mae, Freddie Mac, Federal Farm Credit Bank, and Farmer Mac are federally chartered public corporations owned entirely by their shareholders; the FHL Banks are federally chartered corporations owned by their member financial institutions. Although U.S. Government sponsored enterprises may be chartered or sponsored by Congress, many such enterprises are not funded by Congressional appropriations, their securities are not issued by the U.S. Treasury, and their obligations are not supported by the full faith and credit of the U.S. Government, so investments in their securities or obligations issued by them involve greater risk than investments in other types of U.S. Government securities. For example, although Fannie Mae, Freddie Mac, Farmer Mac, Federal Farm Credit Bank, and the FHL Banks guarantee the timely payment of interest and ultimate collection of principal with respect to the securities they issue, their securities are not backed by the full faith and credit of the U.S. Government. The value of such securities therefore may vary with the changing prospects of future support from the U.S. Government, as reflected in anticipated legislative or political developments. In the absence of support from the U.S. Government, money market fixed income securities, including asset-backed securities that may have diminished collateral protection from underlying mortgages or other assets, are subject to the risk of default. Although such securities commonly provide the Fund with a higher yield than direct U.S. Treasury obligations, they are also subject to the risk that the Fund will fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss upon their sale.

Like most fixed income securities, the value of the money market instruments held by the Fund generally will fall when interest rates rise. In the case of a security that is issued or guaranteed by a government sponsored enterprise and backed by mortgages or other instruments with prepayment or call features, rising interest rates may cause prepayments to occur at a slower-than-expected rate, reducing the security's value. In contrast, falling interest rates may cause prepayments to occur at a faster-than- expected rate, depriving the Fund of income payments above market rates prevailing at the time of the prepayment.

When-Issued or Forward Transactions. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with settlement to take place in the future. When-issued purchases and forward transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. The value of fixed income securities to be delivered in the future will fluctuate as interest rates vary. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines before the settlement date or if the value of the security to be sold increases before the settlement date. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its NAV. The Fund generally will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or negotiate a commitment after entering into it. The Fund also may sell securities it has committed to purchase before the commitment’s settlement date.

The Fund may purchase new issues of municipal bonds, which generally are offered on a when-issued basis, with delivery and payment normally taking place approximately one month after the purchase date. However, the payment obligation and the interest rate to be received by the Fund are each fixed on the purchase date.

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Zero Coupon, Deferred Interest, Pay-In-Kind, and Capital Appreciation Bonds. Zero coupon, deferred interest, and capital appreciation bonds are issued at a discount from their face value because interest payments typically are postponed until maturity. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves, or receipts or certificates representing interests in such stripped debt obligations or coupons. Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Similar to zero coupon bonds and deferred interest bonds, pay-in-kind securities are designed to give an issuer flexibility in managing cash flow. Pay-in-kind securities that are debt securities can be either senior or subordinated debt.

As the buyer of these types of securities, the Fund will recognize a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. The discount in the absence of financial difficulties of the issuer typically decreases as the final maturity date approaches. Moreover, unlike securities that periodically pay interest to maturity, zero coupon, deferred interest, capital appreciation, and pay-in-kind securities involve the additional risk that the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment.

The values of zero-coupon and pay-in-kind bonds are more volatile in response to interest rate changes than debt obligations of comparable maturities that make regular distributions of interest. Taxable income from these types of securities is accrued by the Fund without receiving regular interest payments in cash. As a result, the Fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund.

Other Portfolio Investments, Risks, and Techniques

The following investments, investment techniques and risk factors may be used by all Funds unless otherwise specified.

Borrowing Money. The Fund may borrow money. In addition, as described more fully below under “Interfund Lending,” the Fund (provided applicable criteria are met) may borrow from certain other Funds in interfund lending transactions. If the Fund borrows money and experiences a decline in its NAV, the borrowing will increase the effect of its losses on the value of the Fund’s shares.

Counterparty Risk. The Fund will be subject to credit risk presented by another party (whether a clearing corporation or clearing member in the case of exchange-traded or cleared instruments or another third party in the case of over-the-counter instruments) that promises to honor an obligation to the Fund with respect to the derivative contracts and other instruments, such as repurchase and reverse repurchase agreements, entered into by the Fund. There can be no assurance that a counterparty will be able or willing to meet its obligations. If such a party becomes bankrupt or insolvent or otherwise fails or is unwilling to perform its obligations to the Fund due to financial difficulties or for other reasons, the Fund may experience significant losses or delays in enforcing contractual remedies and obtaining any recovery under its contract with the counterparty, including realizing on any collateral the counterparty has provided in respect of the counterparty’s obligations to the Fund or recovering collateral that the Fund has provided and is entitled to recover. If the Fund’s claim against a counterparty is unsecured, the Fund will likely be treated as a general creditor of such counterparty to the extent of such unsecured claim. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. See “Derivatives” above.

Direct Investments by Funds-of-Funds. In the case of the Funds-of-Funds, references to each “Fund” or the “Funds” include each Fund-of-Funds as well as certain or all of the Underlying Funds, to the extent permitted by the applicable Underlying Fund’s respective prospectus and SAI. Funds-of-Funds may invest directly in securities and non-securities consistent with the Fund’s investment objectives, policies, and restrictions.

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Interfund Lending. The Fund’s investment restrictions and an SEC exemptive order permit the Fund to participate in an interfund lending program with other Funds in the Lord Abbett Funds. This program allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes, such as to satisfy redemption requests or to cover unanticipated cash shortfalls. Currently, under an SEC exemptive order permitting the Fund to participate in an interfund lending program, the Fund may, to the extent permitted by its investment objective, strategies, and policies, (1) lend uninvested cash to other Lord Abbett Funds in an amount up to 15% of its net assets at the time of the loan (including lending up to 5% of its net assets to any single Lord Abbett Fund) and (2) borrow money from other Lord Abbett Funds provided that total outstanding borrowings from all sources do not exceed 33 1/3% of its total assets. The Fund may borrow through the interfund lending program on an unsecured basis (i.e., without posting collateral) if its aggregate borrowings from all sources immediately after the interfund borrowing total 10% or less of the Fund’s total assets. However, if the Fund’s aggregate borrowings from all sources immediately after the interfund borrowing exceed 10% of the Fund’s total assets, the Fund may borrow through the interfund lending program on a secured basis only. The Fund also is required to secure an interfund loan if it has outstanding secured borrowings from other sources at the time the loan is requested.

Any loan made through the interfund lending program always would be more beneficial to a borrowing Fund (i.e., at a lower interest rate) than borrowing from a bank and more beneficial to a lending Fund (i.e., at a higher rate of return) than an alternative short-term investment. The term of an interfund loan is limited to the time required to receive payment for securities sold, but in no event more than seven days. In addition, an interfund loan is callable with one business day’s notice.

The limitations discussed above, other conditions of the SEC exemptive order, and related policies and procedures implemented by Lord Abbett are designed to minimize the risks associated with interfund lending for both borrowing Funds and lending Funds. However, no borrowing or lending activity is without risk. When the Fund borrows money from another Fund, there is a risk that the loan could be called on one business day’s notice or not renewed, in which case the Fund may need to borrow from a bank at higher rates if an interfund loan were not available from another Fund. Furthermore, a delay in repayment to a lending Fund could result in a lost investment opportunity or additional lending costs.

Leverage. Consistent with its investment objectives and policies, a Fund may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements, credit default swaps, when-issued, delayed delivery and forward commitment transactions, dollar rolls, borrowings, such as through bank loans, loans of portfolio securities, and derivatives. A Fund’s use of short sales also may give rise to forms of leverage.

Leverage may cause the value of a Fund’s shares to be more volatile than if the Fund did not use leverage. Leverage increases a Fund’s losses when the value of its investments (including derivatives) declines. In addition, interest and other leverage-related expenses are ultimately borne by a Fund’s shareholders and result in a reduction of the net asset value of the Fund’s shares. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its related obligations, among other reasons.

Market Risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by the threat or actual imposition of tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial, or political events in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the Fund’s investments may be negatively affected.

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Major U.S. equity indices, including the S&P 500 Index, have become increasingly concentrated, with the largest constituents representing historically elevated weightings. As a result, many institutional and retail portfolios hold overlapping exposure to the same constituents. This structural concentration may give rise to systemic vulnerabilities that extend beyond any individual fund or portfolio. Adverse developments affecting a relatively narrow set of issuers --including, for example, shifts in sentiment toward artificial intelligence or technology-related growth expectations --have the potential to result in broader market instability or otherwise negatively impact the U.S. economy. In addition, the increasing popularity of passive index-based investing may have the potential to increase security price correlations and volatility. As passive strategies generally buy or sell securities based on inclusion and representation in an index, securities prices may have an increasing tendency to rise or fall based on whether money is flowing into or out of passive strategies rather than based on an analysis of the prospects and valuation of individual securities.

Repurchase Agreements. A repurchase agreement is a transaction by which the Fund acquires a security (or basket of securities) and simultaneously commits to resell that security to the seller (typically, a bank or securities dealer) at an agreed upon date and agreed upon price, which represents the Fund’s cost plus interest. The resale price reflects the purchase price plus an agreed upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. The Fund requires at all times that the repurchase agreement be collateralized by cash, investment grade debt securities, asset- backed securities, municipal bonds, foreign sovereign debt, or U.S. Government Securities (as defined in Section 2(a)(16) of the 1940 Act) having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest).

Repurchase agreements are considered a form of lending under the 1940 Act. A repurchase agreement with more than seven days to maturity is considered an illiquid security.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. To reduce credit risk and counterparty risk, the Fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Lord Abbett, as the investment adviser, to present minimal credit risks. Lord Abbett will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.

The SEC has finalized rules that will require certain transactions involving U.S. Treasuries, including repurchase agreements, to be centrally cleared. Compliance with these rules is expected to be required by the middle of 2027. Although the impact of these rules on the Funds is difficult to predict, they may reduce the availability or increase the costs of such transactions and may adversely affect a Fund’s performance.

Reverse Repurchase Agreements. In a reverse repurchase agreement, the Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security at an agreed upon price on an agreed upon date. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). Engaging in reverse repurchase agreements also may involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. The Fund will attempt to minimize this risk by managing its duration.

The SEC has finalized rules that will require certain transactions involving U.S. Treasuries, including repurchase agreements, to be centrally cleared. Compliance with these rules is expected to be required by the middle of 2027. Although the impact of these rules on the Funds is difficult to predict, they may reduce the availability or increase the costs of such transactions and may adversely affect a Fund’s performance.

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Securities Lending. Each Fund, other than Lord Abbett Inflation Focused Fund, may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 33 1/3% of its total assets, thereby potentially realizing additional income. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, each Fund retains the right to call the loans at any time on reasonable notice. Each Fund may recall a loaned security in order to sell the security. Each Fund also may recall a loaned security in order to exercise its voting rights, if the holders of the securities are asked to vote upon or consent to matters that Lord Abbett believes materially affect the investment. The risks in lending portfolio securities include the possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. If the loaned securities are not available to a Fund on a timely basis, the Fund may lose the opportunity to sell the securities at a desirable price or the Fund’s ability to vote the securities may be impaired. If a borrower defaults, the value of the collateral may decline before a Fund can dispose of it. Securities loans are made to broker-dealers and other institutions pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations as may be permitted under each Fund’s securities lending program at least equal at all times to 100% of the market value of the securities on loan, marked-to-market daily. The borrower pays to a Fund an amount equal to any dividends or interest received on securities lent. Such Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Because a Fund’s obligation to return the collateral does not change even if the securities in which the collateral is invested decline in value, the Fund bears the risk of any loss on the investment of the collateral. Any such loss may exceed, potentially by a substantial amount, any profit to a Fund from its securities lending activities. Each Fund may pay fees in connection with arranging loans of its portfolio securities.

The SEC has adopted a rule that will require reporting and public disclosure of securities loan transaction information (not including party names); this may include, but is not limited to, information about securities loans entered into in connection with short sales. Compliance with this rule is expected to be required in late 2028, although in response to the outcome of a legal challenge against the rule, the SEC may amend the rule and/or delay the current expected compliance date.

Environmental, Social and Governance Factors. The Fund’s investment team may also consider the risks and return potential presented by environmental, social and governance (“ESG”) factors in investment decisions. The Fund does not focus its analysis on any specific ESG factor but rather considers ESG factors where relevant or material, among other fundamental research inputs, in the context of a particular investment opportunity. The Fund can and may invest in companies even if there is a financially material ESG risk.

ESG factors can impact the Fund's performance, which can vary in materiality, severity, and time horizon, potentially resulting in losses to the Fund. ESG factors may not be considered for every investment decision, and there is no guarantee that consideration of these factors will enhance performance. To the extent that ESG factors are incorporated into the investment process, the weight they are given will depend on the investment team's assessment of their financial materiality and relevance to the investment decision. In evaluating an investment, Lord Abbett may rely on information and data obtained through voluntary or third-party reporting that may be incomplete, inaccurate or unavailable, which could cause Lord Abbett to incorrectly assess ESG risks associated with an investment. As norms differ by industry and region and the regulatory environment continues to evolve, an issuer's sustainability policies and Lord Abbett's assessment of them may change over time.

Temporary Defensive Investments (all Funds except Money Market Fund). As described in the prospectus, the Fund is authorized to temporarily invest a substantial amount, or even all, of its assets in various short-term fixed income securities to take a defensive position. The value of such securities may fluctuate based on changes in interest rates and the issuer’s financial condition. When interest rates rise or the issuer’s financial condition worsens or is perceived by the market to be at greater risk, the value of debt securities tends to decline. Temporary defensive securities include:

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• Short-Term Taxable Securities. The Fund may invest in bonds, the interest on which is subject to federal income tax, and the Fund may be exempt from its state’s (if applicable) and, in the case of Lord Abbett New York Tax-Free Fund, New York City’s personal income tax.

• U.S. Government securities. U.S. Government securities include securities issued or guaranteed by the U.S. Government, its agencies, or government sponsored enterprises, including Treasury bills, notes, bonds, and certificates of indebtedness that are issued or guaranteed as to principal or interest by the U.S. Treasury or U.S. Government sponsored enterprises.

• Commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

• Bank certificates of deposit and time deposits. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.

• Bankers’ acceptances. Bankers’ acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They primarily are used to finance the import, export, transfer, or storage of goods. They are “accepted” when a bank guarantees their payment at maturity.

• Repurchase agreements with maturities of less than seven days.

• Registered money market funds. Certain money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability of investors to redeem shares if such fund’s liquidity falls below required minimums.

• Comparable foreign fixed income securities.

Temporary Defensive Investments (Money Market Fund only). As described in the prospectus, the Fund may temporarily invest all or substantially all of its assets in cash to respond to adverse economic, market, or other unfavorable conditions, to meet regulatory liquidity requirements, to accommodate unusually large cash inflows, to satisfy redemption requests, or under other unusual circumstances.

Volatility Risk. The Fund may have investments that appreciate or depreciate significantly in value over short periods of time. This may cause the value of the Fund’s investment portfolio to experience significant appreciations or depreciations in value over short periods of time.

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3.
DISCLOSURE OF PORTFOLIO HOLDINGS

The policy of the Funds is to protect the confidentiality of each Fund’s portfolio holdings and to prevent inappropriate selective disclosure of those holdings. The Board has adopted policies and procedures that are designed to manage conflicts of interest that may arise from the selective disclosure of portfolio holdings and prevent potential misuse of such information. The Funds’ policies and procedures governing these arrangements may be modified at any time with material amendments requiring the approval of the Board. The Funds’ portfolio holdings disclosure policies and procedures are attached to this SAI as Appendix A.

Fund Portfolio Information Recipients. The Funds may disclose portfolio holdings to certain third parties when the disclosure of portfolio holdings is determined to be warranted by a legitimate business purpose. In these situations, the Funds will take appropriate precautions designed to safeguard the confidentiality of this information and prevent potential misuse of such information. Attached to this SAI as Appendix B is a list of the third parties that are eligible to receive portfolio holdings information pursuant to ongoing arrangements under the circumstances described in the Funds’ portfolio holdings disclosure policies and procedures.

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4.

MANAGEMENT OF THE FUNDS

The Board is responsible for the management of the business and affairs of each Lord Abbett Fund, in accordance with the laws of the States of Delaware or Maryland, as applicable. The Board elects officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. As generally discussed in each Fund’s annual or semi-annual report to shareholders, the Board also approves an investment adviser to each Fund and monitors the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board Member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in each Lord Abbett Fund’s organizational documents.

Lord Abbett, a Delaware limited liability company, is each Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Funds.

For information on compensation paid to the Board Members, please see the “Board Members” section of Part I.

Board Leadership Structure

The Board currently has eight Board Members, seven of whom are Independent Board Members. Evelyn E. Guernsey, an Independent Board Member, serves as the Chair of the Board. The Board has determined that its leadership structure is appropriate in light of the composition of the Board and its committees and Ms. Guernsey’s long tenure with the Board. The Board believes that its leadership structure enhances the effectiveness of the Board’s oversight role.

The Board meets on a regular basis, and may hold additional special meetings to address specific matters that arise between regularly scheduled meetings. The Independent Board Members also meet regularly without the presence of management and are advised by independent legal counsel.

As discussed more fully below, the Board has delegated certain aspects of its oversight function to committees comprised solely of Independent Board Members. The committee structure facilitates the Board’s timely and efficient consideration of matters pertinent to the Funds’ business and affairs and their associated risks.

Board Members

The following individuals are Board Members of each Lord Abbett Fund. Unless otherwise indicated, the address of each Interested Board Member is Lord, Abbett & Co. LLC, 30 Hudson Street, Jersey City, NJ 07302, and the address of each Independent Board Member is Lord, Abbett & Co. LLC, c/o Legal Dept., 30 Hudson Street, Jersey City, NJ 07302. Each Board Member serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name (Year of Birth)	Position Held	Year Elected as Board Member	Principal Occupation(s) During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Board Members
Evelyn E. Guernsey (1955)	Board Member Chair (since 2024) Vice Chair (2023)	2011	None.	None.
Kathleen M. Lutito	Board	2017	None. Previously served	None.

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Name (Year of Birth)	Position Held	Year Elected as Board Member	Principal Occupation(s) During Past 5 Years	Other Directorships Held During Past 5 Years
(1963)	Member and Investment Chair (since 2022)		as President and Chief Investment Officer of CenturyLink Investment Management Company (2006-2024).
Peter McNamara (1964)	Board Member	2025	Formerly Partner, PricewaterhouseCoopers LLP (retired 2024).	None.
Karla M. Rabusch (1959)	Board Member and Audit Chair (since 2022)	2017	None. Formerly President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016).	None.
Lorin Patrick Taylor Radtke (1968)	Board Member	2021	Partner and Co-Founder of M Seven 8 Partners LLC, a venture capital firm (since 2016). Formerly Partner, Goldman Sachs (1992–2016).	Currently serves as Director of Assured Guaranty (since 2021), Virtual Combine (since 2018). Previously served as Director of SummerMoon Coffee (2022); Mariposa Family Learning (2021–2022).
Leah Song Richardson (1966)	Board Member and Governance Chair (since 2026)	2021

Chancellor’s Professor of Law and Dean Emeritus at UC Irvine School of Law. Previously served as President of Colorado College (2021-2024). Formerly Dean at University of California, Irvine-School of Law (2017–2021); Professor of Law at University of California, Irvine (2014–2017).

				None.
Mark A. Schmid (1959)	Board Member	2016	Vice President and Chief Investment Officer of the University of Chicago (2009–2021).	Previously served as Director of Underwriters Laboratories Research Institute (2022-2025).
Interested Board Member
Douglas B. Sieg (1969)	Board Member	2016	Managing Partner of Lord Abbett (since 2018). Formerly Head of Client Services, joined Lord Abbett in 1994.	None.

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Officers

No officer listed below has received compensation from the Funds. All officers of the Funds also may be officers of the other Funds and maintain offices at 30 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation(s) During Past 5 Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name (Year of Birth)	Position Held	Lord Abbett Funds	Year Elected	Principal Occupation(s) During Past 5 Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	All Lord Abbett Funds	2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.
Christian Corkery (1984)	Vice President and Assistant Secretary	All Lord Abbett Funds	2025	Counsel, joined Lord Abbett in 2025 and was formerly a Senior Counsel at the U.S. Securities and Exchange Commission (2022 to 2025) and an Associate Counsel at Cohen & Steers, Inc. (2019 to 2022).
Christopher J. Costello (1973)	Vice President and Assistant Secretary	All Lord Abbett Funds	2024

Managing Director, Senior Counsel, joined Lord Abbett in 2024 and was formerly Counsel at Linklaters (2023-2024), and Director and Head of Institutional and Alternatives Legal at Allianz Global Investors US (2012 to 2021).

Nicholas D. Emguschowa (1986)	Data Protection Officer	All Lord Abbett Funds	2022	Managing Director, Senior Counsel, joined Lord Abbett in 2018.
Brooke A. Fapohunda (1975)	Vice President, Secretary, and Chief Legal Officer	All Lord Abbett Funds	2023	Partner, Senior Deputy General Counsel, joined Lord Abbett in 2006.
Jannet Jassi (1998)	Vice President and Assistant Secretary	All Lord Abbett Funds	2026	Counsel, joined Lord Abbett in 2026 and was formerly an Associate at Dechert LLP (2023-2025).
John Kim (1981)	Vice President and Assistant Secretary	All Lord Abbett Funds	2026	Senior Counsel, joined Lord Abbett in 2026 and was formerly Counsel at Dimensional Fund Advisors (2021-2026), and Senior Counsel at Invesco US (2017 to 2021).
Parker J. Milender (1989)	Vice President and Assistant Secretary	All Lord Abbett Funds	2023	Senior Counsel, joined Lord Abbett in 2021 and was formerly an

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Name (Year of Birth)	Position Held	Lord Abbett Funds	Year Elected	Principal Occupation(s) During Past 5 Years
				Associate at Milbank LLP (2017-2021).
Mary Ann Picciotto (1973)	Chief Compliance Officer	All Lord Abbett Funds	2023

Partner and Global Chief Compliance Officer, joined Lord Abbett in 2023 and was formerly Vice President and Head of Global Compliance at T. Rowe Price (2019-2023) and Senior Vice President, Head of Compliance at OppenheimerFunds, Inc. (2014-2019).

Kunjan Sheth (1982)	AML Compliance Officer	All Lord Abbett Funds	2024	Head of Distribution and Marketing Compliance, joined Lord Abbett in 2023 and was formerly a Compliance Manager at Invesco Distributors, Inc. (2018-2023).
Randolph A. Stuzin (1966)	Vice President and Assistant Secretary	All Lord Abbett Funds	2023	Partner and Chief Legal Officer, joined Lord Abbett in 2023 and was formerly Partner and General Counsel at King Street Capital Management (2014-2023).

Qualifications of Board Members

The individual qualifications of each Board Member are noted below. These qualifications, along with the experience noted above under “Board Members,” led to the conclusion that each Board Member should serve as a Board Member for the Funds. In addition to individual qualifications, the following characteristics are among those qualifications applicable to each existing Board Member and are among the qualifications that the Independent Board Members will consider for any future nominees:

• Reputation for integrity, honesty, and high ethical standards;

• Diversity of background;

• Skills in disciplines deemed by the Independent Board Members to be relevant to the role of Independent Board Member, including business acumen, experience relevant to the financial services industry generally and the investment industry particularly, and ability to exercise sound judgment in matters relating to the current and long-term objectives of the Funds;

• Understanding and appreciation of the important role occupied by an Independent Board Member in the regulatory structure governing registered investment companies;

• Willingness and ability to contribute positively to the decision-making process for the Funds, including appropriate interpersonal skills to work effectively with other Independent Board Members;

• Desire and availability to serve as an Independent Board Member for a substantial period of time; and

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• Absence of conflicts that would interfere with qualifying as an Independent Board Member.

A shareholder may submit a nomination to the Board by following the procedures detailed under “Shareholder Communications” below.

Independent Board Members:

• Evelyn E. Guernsey. Board tenure with the Funds (since 2011), financial services industry experience, chief executive officer experience, marketing experience, corporate governance experience, and civic/community involvement.

• Kathleen M. Lutito. Board tenure with the Funds (since 2017), financial services industry experience, financial expertise, leadership experience, and corporate governance experience.

• Peter J. McNamara. Board tenure with the Funds (since 2025), financial services industry experience, financial expertise, legal and regulatory experience, and leadership experience.

• Karla M. Rabusch. Board tenure with the Funds (since 2017), chief executive officer experience, mutual fund industry experience, financial expertise, and corporate governance experience.

• Lorin Patrick Taylor Radtke. Board tenure with the Funds (since 2021), financial services industry experience, entrepreneurial background, corporate governance experience, legal and regulatory experience, technology experience, marketing experience, and civic/community involvement.

• Leah Song Richardson. Board tenure with the Funds (since 2021), chief executive officer experience, legal and regulatory experience, service in academia, strategic budgeting experience, fiduciary responsibility experience, and civic/community involvement.

• Mark A. Schmid. Board tenure with the Funds (since 2016), financial services industry experience, leadership experience, corporate governance experience, service in academia, financial expertise, and civic/community involvement.

Interested Board Member:

• Douglas B. Sieg. Board tenure with the Funds (since 2016), financial services industry experience, chief executive officer experience, leadership experience, corporate governance experience, and civic/community involvement.

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Committees

The standing committees of the Board are the Audit Committee, the Governance Committee, and the Investment Committee. The table below provides information about each committee’s composition, functions, and responsibilities.

Committee	Committee Members	Description

Audit Committee	Evelyn E. Guernsey Karla M. Rabusch Lorin Patrick Taylor Radtke Peter McNamara

The Audit Committee is comprised solely of Independent Board Members. The Audit Committee provides assistance to the Board in fulfilling its responsibilities relating to accounting matters, the reporting practices of the Funds, and the quality and integrity of each Fund’s financial reports. Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of the Funds’ independent registered public accounting firm. The Audit Committee meets at least quarterly.

Governance Committee	Evelyn E. Guernsey Kathleen M. Lutito Leah Song Richardson Mark A. Schmid

The Governance Committee is comprised solely of Independent Board Members. Among other things, the Governance Committee (i) reviews the composition of the Board; (ii) reviews committee and Board and committee leadership assignments; (iii) reviews the responsibilities of any committees of the Board; (iv) reviews compensation of the Independent Board Members; (v) reviews Board governance procedures and determines the form of the Board’s annual self-evaluation; and (vi) monitors the performance of independent legal counsel employed by the Independent Board Members.

Investment Committee	Evelyn E. Guernsey Kathleen M. Lutito Peter McNamara Karla M. Rabusch Lorin Patrick Taylor Radtke Leah Song Richardson Mark A. Schmid

The Investment Committee is comprised of all Independent Board Members. The Investment Committee meets with Lord Abbett and portfolio management to monitor ongoing developments involving Lord Abbett and the Funds’ portfolios. Among other things, the Investment Committee (i) reviews and monitors the performance of the Funds and (ii) monitors and discusses changes to the Funds’ investment teams and/or processes.

Board Oversight of Risk Management

Managing the investment portfolios and the operations of the Funds, like all mutual funds, involves certain risks. Lord Abbett (and other Fund service providers, subject to oversight by Lord Abbett) is responsible for day-to-day risk management for the Funds. The Board oversees the Funds’ risk management as part of its general management oversight function. The Board, either directly or through committees, regularly receives and reviews reports from Lord Abbett about the elements of risk that affect or may affect the Funds, including investment risk, operational risk, compliance risk, and legal risk, among other elements of risk related to the operations of the Funds and Lord Abbett, and the steps Lord Abbett takes to mitigate those risks. The Board has appointed a Chief Compliance Officer, who oversees the implementation and testing of the Funds’ compliance program and reports to the Board at least quarterly regarding compliance matters for the Funds, Lord Abbett, and the Funds’ service providers. The Board also has appointed a Chief Legal Officer, who is responsible for overseeing internal reporting requirements imposed under rules adopted by the SEC pursuant to the Sarbanes-Oxley Act of 2002, which are designed to ensure that credible indications of material violations of federal securities laws or breaches of fiduciary duty are investigated and are adequately and appropriately resolved.

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In addition to the Board’s direct oversight, the Audit Committee and the Investment Committee play important roles in overseeing risk management on behalf of the Funds. The Audit Committee oversees the risk management efforts for financial reporting, pricing and valuation, and liquidity risk, and meets regularly with the Funds’ Chief Financial Officer and independent auditors, as well as with members of management, to discuss financial reporting and audit issues, including risks related to financial controls. The Investment Committee meets regularly with the Funds’ portfolio managers to discuss investment performance achieved by the Funds and the investment risks assumed by the Funds to achieve that performance.

While Lord Abbett has (and the Funds’ service providers have) implemented a number of measures intended to mitigate risk effectively to the extent practicable, it is not possible to eliminate all of the risks that are inherent in the operations of the Funds. Some risks are beyond Lord Abbett’s and/or a service provider’s control and not all risks that may affect the Funds can be identified before the risk arises or before Lord Abbett or a service provider, as applicable, develops processes and controls to eliminate the occurrence or mitigate the effects of such risks.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Board Member(s) should write the Funds directed to the attention of the Secretary of the Funds, at 30 Hudson Street, Jersey City, New Jersey 07302. Communications to the Board must be signed by the shareholder and must specify (1) the shareholder’s name and address, (2) the Fund(s) in which the shareholder owns shares, (3) the number of Fund shares owned by the shareholder, and (4) for shares held in “street name,” the name of the financial intermediary that holds Fund shares in its name for the shareholder’s benefit. The Secretary will forward such communications to the Board or the applicable Board member(s) at the next regularly scheduled meeting, if practicable, or promptly after receipt if the Secretary determines that the communications require more immediate attention.

Code of Ethics

The Lord Abbett Funds, Lord Abbett, and the Distributor have adopted a Code of Ethics pursuant to the requirements of the 1940 Act, including Rule 17j-1 under the 1940 Act. The Code of Ethics permits personnel subject to the Code of Ethics to purchase and sell securities for their personal investment accounts subject to certain requirements and restrictions. Among other things, the Code of Ethics requires, with limited exceptions, that such personnel: (i) maintain personal trading accounts with financial institutions that have agreed to provide Lord Abbett with electronic transaction feeds, (ii) obtain pre-clearance before transacting in securities; and (iii) submit quarterly and annual certifications. The Code prohibits trading of any security that is on the firm's Restricted List, that is being traded that day for client accounts, or a security regarding which such personnel possess material, non-public information.

The Code of Ethics is available on the EDGAR Database on the SEC's internet site at http://www.sec.gov, and copies of the Code of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Proxy Voting

The Funds have delegated proxy voting responsibilities to the Funds’ investment adviser, Lord Abbett, subject to the Board’s general oversight. Lord Abbett has adopted its own proxy voting policies and procedures for this purpose. A copy of Lord Abbett’s proxy voting policies and procedures is attached as Appendix C.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the twelve months ended June 30th, no later than August 31st of each year. The Funds’ Form N-PX filing is available on the SEC’s website at www.sec.gov. The Funds also have made this information available, without charge, on Lord Abbett’s website at www.lordabbett.com.

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5.
INVESTMENT ADVISORY AND OTHER SERVICES, FEES, AND EXPENSES

Investment Adviser

As described under “Management and Organization of the Funds” in each Fund’s prospectus, Lord Abbett is each Fund’s investment adviser.

Exclusion From Definition of CPO. Lord Abbett is registered as a CPO with the U.S. Commodity Futures Trading Commission (“CFTC”). However, Lord Abbett has filed notices to claim an exclusion from the definition of the term CPO under the CEA for each of the Funds, other than Inflation Focused Fund (the “Exempt Funds”) and, therefore, is not subject to registration or regulation as a CPO with regard to these Funds under the CEA. For Lord Abbett to remain eligible for this exclusion, each Exempt Fund must comply with certain limitations, including limits on its ability to use or otherwise gain exposure to any futures, options on futures or commodities, swaps, or other financial instruments regulated under the CEA and the rules thereunder ("commodity interests") and limits on the manner in which it holds out its use of or exposure to such commodity interests. These limitations may restrict each Exempt Fund's ability to pursue its investment objectives and strategies, increase the costs of implementing its strategies, result in higher expenses for it, and/or adversely affect its total return. In the event that Lord Abbett believes that any Exempt Fund may no longer be able to comply with or that it may no longer be desirable for it to comply with these limitations, Lord Abbett may register as a CPO with the CFTC with respect to such Exempt Fund. Any such registration may adversely affect such Exempt Fund's performance, for example, by subjecting it to increased costs and expenses. If Lord Abbett registers as a CPO with the CFTC with respect to any Exempt Fund, the CPOs of any shareholders that are pooled investment vehicles may be unable to rely on certain CPO registration exemptions. Lord Abbett is subject to registration and regulation as a CPO with regard to Inflation Focused Fund.

Please see the “Investment Advisory and Other Services, Fees, and Expenses” section of Part I for more information on expenses and fees paid by the Funds.

Administrative Services

Pursuant to an Administrative Services Agreement with the Funds, Lord Abbett provides certain administrative services such as Fund accounting, financial reporting, tax, shareholder servicing, technology, legal, compliance, and Blue Sky services. Under the Administrative Services Agreement, each Fund, except for Lord Abbett Diversification Shares: Core Completion Fund, Lord Abbett Diversification Shares: Core Plus Completion Fund, Lord Abbett Diversification Shares: Enhanced Municipal Yield Completion Fund and Lord Abbett Diversification Shares: Short Duration Completion Fund, pays Lord Abbett a monthly fee, based on its average daily net assets for each month, at an annual rate of 0.04%. The administrative services fee is allocated to each class of shares of a Fund based upon the relative proportion of each Fund’s net assets represented by that class.

Distributor

The Distributor, a New York limited liability company and subsidiary of Lord Abbett, 30 Hudson Street, Jersey City, NJ 07302, serves as the principal underwriter for the Funds. Each Lord Abbett Fund, on behalf of its Funds, has entered into a Distribution Agreement with the Distributor, under which the Distributor is obligated to use its best efforts to find purchasers for the shares of each Fund, and to make reasonable efforts to sell Fund shares on a continuous basis, so long as, in the Distributor’s judgment, a substantial distribution can be obtained by reasonable efforts.

Rule 12b-1 Plan

Each Fund, except Series Fund, has adopted an Amended and Restated Joint Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for all of the Funds’ share classes except Class F3, I, R5, and R6. The principal features of the Rule 12b-1 Plan are described in the prospectus; however, this SAI contains additional information that may be of interest to investors. The Rule 12b-1 Plan is a compensation plan, allowing each applicable class to pay a fixed fee to the Distributor that may be more or less than the expenses the Distributor actually incurs for using reasonable efforts to secure purchasers of Fund shares. These efforts may include, but neither are required to include nor are limited to, the following: (a) making payments to authorized institutions in connection with sales of shares and/or servicing of accounts of

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shareholders holding shares; (b) providing continuing information and investment services to shareholder accounts not serviced by authorized institutions receiving a service fee from the Distributor hereunder and encouraging shareholder accounts to remain invested in the shares; and (c) otherwise rendering services to the Funds, including paying and financing the payment of sales commissions, service fees, and other costs of distributing and selling shares. In adopting the Rule 12b-1 Plan and in approving its continuance, the Board has concluded that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit each applicable class and its shareholders. The expected benefits include greater sales and lower redemptions of class shares, which should allow each class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. Under the Rule 12b-1 Plan, each applicable class compensates the Distributor for financing activities primarily intended to sell shares of the applicable Fund. These activities include, but are not limited to, the preparation and distribution of advertising material and sales literature and other marketing activities. The Distributor also uses amounts received under the Rule 12b-1 Plan, as described in the prospectus, for payments to dealers and other agents for (i) providing continuous services to shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases, and exchanges and (ii) their assistance in distributing shares of the Funds.

The following table shows the maximum payments for each Fund that may be authorized by the Board pursuant to the Rule 12b-1 Plan. However, pursuant to the Rule 12b-1 Plan, the Board shall from time to time determine the actual amounts, subject to the maximum amounts described in the table, that a Fund may pay the Distributor. Information on the level of payments authorized by the Board under the Rule 12b-1 Plan for each Fund is available in each Fund’s prospectus. All Class C shareholders of a Fund will bear fees under a Rule 12b-1 Plan at the same blended rate, regardless of how long they hold their particular shares. The Rule 12b-1 Plan does not permit any payments for Class F3, I, R5, or R6 shares. The Funds may not pay compensation where tracking data is not available for certain accounts or where the authorized institution waives part of the compensation. In such cases, the Funds will not require payment of any otherwise applicable CDSC.

	Maximum Payments for Each Fund except Money Market Fund	Maximum Payments for Money Market Fund
Class A	0.50%	0.15%
Class A1[1]	0.25%	N/A
Class C	1.00%	1.00%
Class F	1.00%	N/A
Class P	0.75%	N/A
Class R2	1.00%	N/A
Class R3	1.00%	N/A
Class R4	0.50%	N/A
[1] Share class only offered by Ultra Short Bond Fund.

The Rule 12b-1 Plan requires the Board to review, on a quarterly basis, written reports of all amounts expended pursuant to the Rule 12b-1 Plan for each class, the purposes for which such expenditures were made, and any other information the Board reasonably requests to enable it to make an informed determination of whether the Rule 12b-1 Plan should be continued. The Rule 12b-1 Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the Board Members, including a majority of the Independent Board Members, who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or in any agreements related to the Rule 12b-1 Plan, cast in person at a meeting called for the purpose of voting on the Rule 12b-1 Plan. The Rule 12b-1 Plan may not be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder for each class without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the Board Members, including a majority of the Independent Board Members, who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or in any agreements related to the Rule 12b-1 Plan. As long as the Rule 12b-1 Plan is in effect, the selection or nomination of Independent Board Members is committed to the discretion of the Independent Board Members.

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Mr. Sieg is the Managing Member of Lord Abbett, which is the sole member of the Distributor, and as such is deemed to have a financial interest in the Rule 12b-1 Plan.

Payments made pursuant to the Rule 12b-1 Plan are subject to any applicable limitations imposed by rules of the Financial Industry Regulatory Authority, Inc. The Rule 12b-1 Plan terminates automatically if it is assigned. In addition, the Rule 12b-1 Plan may be terminated with respect to a class at any time by vote of a majority of the Independent Board Members (excluding any Independent Board Member who has a direct or indirect financial interest in the operation of the Rule 12b-1 Plan or in any agreements related to the Rule 12b-1 Plan) or by vote of a majority of the outstanding voting securities of the applicable class.

Custodian and Accounting Agent

State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, MA 02114-2016, is each Fund’s custodian. The Custodian pays for and collects proceeds of securities bought and sold by the Funds and attends to the collection of principal and income. The Custodian may appoint domestic and foreign subcustodians from time to time to hold certain securities purchased by a Fund in foreign countries and to hold cash and currencies for each Fund. In accordance with the requirements of Rule 17f-5 under the 1940 Act, the Board has approved arrangements permitting each Fund’s foreign assets not held by the Custodian or its foreign branches to be held by certain qualified foreign banks and depositories. In addition, the Custodian performs certain accounting and recordkeeping functions relating to portfolio transactions and calculates each Fund’s NAV.

Transfer Agent

BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the Funds’ Transfer Agent pursuant to a Transfer Agency and Shareholder Services Agreement.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, whose principal business address is 30 Rockefeller Plaza, New York, NY 10112, is the independent registered public accounting firm of the Fund and must be approved at least annually by the Board to continue in such capacity. Deloitte & Touche LLP provides audit services, tax and other related audit services for the Fund, including the examination of financial statements included in the Fund’s annual reports to shareholders.

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6.
PORTFOLIO MANAGERS

The Funds are managed by experienced portfolio managers responsible for investment decisions together with a team of investment professionals who provide issuer, industry, sector, and macroeconomic research and analysis. Please see “Portfolio Manager Information” in Part I for names of the portfolio managers, other accounts managed, and their holdings.

The table in the “Portfolio Management Information – Other Accounts Managed” section of Part I sets forth the following for each Fund as of the date indicated (1) the number of other accounts managed by each portfolio manager who is identified in the prospectus within certain categories of investment vehicles; and (2) the total net assets in such accounts managed within each category. For each of the categories, a footnote to the table also provides the number of accounts and the total net assets in the accounts with respect to which the management fee is based on the performance of the account, if applicable.

Conflicts of Interest

Conflicts of interest may arise in connection with the portfolio managers’ management of the investments of a Fund and the investments of the other funds and accounts managed by Lord Abbett, including the accounts included in the table described above. Such conflicts may arise with respect to the allocation of investment opportunities between a Fund and other accounts with similar investment objectives and policies. In addition, a portfolio manager potentially could use information concerning a Fund’s transactions to the advantage of other accounts and to the detriment of the Fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures relating to brokerage commissions and soft dollars. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s Code of Ethics and Personal Trading Policy sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients, including the Funds. Moreover, Lord Abbett’s Insider Trading Policy sets forth procedures for personnel to follow when they have material non-public information. Lord Abbett is not affiliated with a full-service broker-dealer and, therefore, does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment banking functions. Lord Abbett does not believe that any material conflicts of interest exist in connection with the portfolio managers’ management of the investments of the Funds and the investments of the other accounts in the table referenced above.

Compensation of Portfolio Managers

When used in this section, the term “fund” refers to the Funds, as well as any other registered investment companies, pooled investment vehicles, and accounts managed by a portfolio manager. Each portfolio manager receives compensation from Lord Abbett consisting of a base salary, discretionary bonus, deferred compensation and profit-sharing plan contributions, if applicable. Portfolio managers who are members of the investment manager (“Members”) also receive distributions of the earnings of the investment manager. The level of base compensation takes into account the portfolio manager’s experience, reputation, and competitive market rates, as well as the portfolio manager’s leadership and management of the investment team. Certain portfolio managers may participate in market-based incentive compensation programs based on a percentage of the performance or incentive fees earned by certain funds or accounts that include such fees. These programs are approved by the firm’s Managing Partner, in coordination with appropriate governance structures with senior leader representation.

Fiscal year-end discretionary bonuses, which can be a substantial percentage of overall compensation, particularly for non-Members, are determined after an evaluation of various factors. These factors include the portfolio manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the returns, and similar factors. In considering the portfolio manager’s investment results, Lord Abbett’s senior leaders may evaluate the Fund’s performance against one or more benchmarks from among the Fund’s primary benchmark and any supplemental benchmarks as disclosed in the prospectus, indices disclosed as performance benchmarks by the portfolio manager’s

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other accounts, and other indices within one or more of the Fund’s peer groups (as defined from time to time by third party investment research companies), as well as the Fund’s peer group. In particular, investment results are evaluated based on an assessment of the portfolio manager’s one-, three-, and five-year investment returns on a pre-tax basis versus the benchmark. Finally, there is a component of the bonus that rewards leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager’s assets under management, the revenues generated by those assets, or the profitability of the portfolio manager’s team. In addition, Lord Abbett may designate a bonus payment of a manager for participation in the firm’s deferred compensation plan. Depending on the employee’s level they will receive either an award under the Managing Director Award Plan or the Investment Capital Appreciation Plan. Both of these plans, following a three-year qualification period, provide for a deferred payout over a five-year period. The plan’s earnings are based on the overall average net asset growth of the firm as a whole or percentile performance of our funds against benchmarks as a whole. Lord Abbett believes these incentives focus portfolio managers on the impact their Fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager’s profit-sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount.

Holdings of Portfolio Managers

The “Portfolio Manager Information – Holdings of Portfolio Managers” section of Part I includes a table that indicates for each Fund the dollar range of shares beneficially owned by each portfolio manager who is identified in the prospectus, as of the date indicated. The table includes the value of shares beneficially owned by such portfolio managers through 401(k) plans and certain other plans or accounts, if any.

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7.
BROKERAGE ALLOCATION AND OTHER PRACTICES

Investment and Brokerage Discretion. Each Fund’s Management Agreement authorizes Lord Abbett to place orders for the purchase and sale of portfolio securities. In doing so, Lord Abbett seeks to obtain “best execution” on all portfolio transactions. This means that Lord Abbett seeks to achieve the most favorable results it can reasonably attain under the circumstances for a Fund’s portfolio transactions, considering all costs of the transaction, including brokerage commissions, and taking into account the full range and quality of the broker-dealers’ services. To the extent consistent with obtaining best execution, a Fund may pay a higher commission than some broker-dealers might charge on the same transaction. Lord Abbett is not obligated to obtain the lowest commission rate available for a portfolio transaction exclusive of price, service, and qualitative considerations.

Selection of Brokers and Dealers. The policy on best execution governs the selection of broker-dealers and selection of the market and/or trading venue in which to execute a transaction. Normally, traders who are employees of Lord Abbett select broker-dealers. These traders are responsible for seeking best execution. They also conduct trading for the accounts of other Lord Abbett investment management clients, including investment companies, institutions, and individuals. To the extent permitted by law, a Fund may purchase from or sell to another Fund or client without the intervention of any broker-dealer if Lord Abbett deems the transaction to be in the best interests of the Fund and the other participating accounts and at a price that Lord Abbett has determined by reference to independent market indicators. A Fund’s selection of broker-dealers is subject to the restrictions of the EU’s updated Markets in Financial Instruments Directive (“MiFID II”), if applicable.

Fixed Income Securities. To the extent a Fund purchases or sells fixed income securities, the Fund generally will deal directly with the issuer or through a broker-dealer acting as principal on a net basis. When dealing with a broker-dealer, a Fund pays no brokerage commission, but the price, which reflects the spread between the bid and ask prices of the security, usually includes undisclosed compensation and may involve the designation of selling concessions. A Fund also may purchase fixed income securities from underwriters at prices that include underwriting fees.

Equity Securities. Transactions in equity securities involve the payment of brokerage commissions. In the U.S., these commissions are negotiated. Traditionally, commission rates have not been negotiated on stock markets outside the U.S. While an increasing number of overseas stock markets have adopted a system of negotiated rates or ranges of rates, a small number of markets continue to be subject to a non-negotiable schedule of minimum rates. To the extent a Fund invests in equity securities, it ordinarily will purchase such securities in its primary trading markets, whether such securities are traded OTC or listed on a stock exchange, and purchase listed securities in the OTC market if such market is deemed the primary market. A Fund may purchase newly issued securities from underwriters, and the price of such transaction usually will include a concession paid to the underwriter. When purchasing from dealers serving as market makers in the OTC market, there may be no stated commission, and a Fund’s purchase price may include an undisclosed commission or markup.

Evaluating the Reasonableness of Brokerage Commissions Paid. Each Fund pays a commission rate that Lord Abbett believes is appropriate under the circumstances. While Lord Abbett seeks to pay competitive commission rates, a Fund will not necessarily be paying the lowest possible commissions on particular trades if Lord Abbett believes that the Fund has obtained best execution and the commission rates paid by the Fund are reasonable in relation to the value of the services received. Such services include, but are not limited to, showing the Fund trading opportunities, a willingness and ability to take principal positions in securities, knowledge of a particular security or market-proven ability to handle a particular type of trade, providing and/or facilitating Lord Abbett’s use of proprietary and third-party research, confidential treatment, promptness and reliability. Lord Abbett may view the value of these services in terms of either a particular transaction or Lord Abbett’s overall responsibility to a Fund and the other accounts Lord Abbett manages.

Lord Abbett continuously seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of a Fund. In evaluating the reasonableness of

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commission rates, Lord Abbett may consider any or all of the following: (a) the services listed above; (b) rates quoted by broker-dealers; (c) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (d) the complexity of a particular transaction in terms of both execution and settlement; (e) the level and type of business done with a particular firm over a period of time; (f) the extent to which the broker-dealer has capital at risk in the transaction; (g) historical commission rates; and (h) rates paid by other institutional investors based on available public information.

Trade Allocation and Rotation. Lord Abbett generally allocates securities purchased or sold in a batched transaction among participating client accounts in proportion to the size of the order placed for each account (i.e., pro rata). In certain situations, however, a pro rata allocation of the securities or proceeds may not be possible or desirable. In these cases, Lord Abbett will decide how to allocate the securities or proceeds according to each account’s particular circumstances and needs and in a manner that Lord Abbett believes is fair and equitable to clients over time in light of factors based on a good faith assessment of the investment opportunity relative to the objectives, limitations, and requirements of each eligible client account. Relevant factors may include, without limitation, client-specific considerations, type of account, number of securities relative to size and expected future size of the client account, availability of other appropriate investment opportunities, rebalancing needs, minimum denomination of increments and round lot considerations, tax considerations, and/or purchases for newly established accounts for which Lord Abbett is seeking to fully invest as promptly as possible. In addition, if Lord Abbett is unable to execute fully a batched transaction and determines that it would be impractical to allocate a small number of securities on a pro rata basis among the participating accounts, Lord Abbett allocates the securities in a manner it determines to be fair to all accounts over time. Thus, in some cases it is possible that the application of the factors described herein may result in allocations in which certain client accounts participating in a batched transaction may receive an allocation when other accounts do not. Non-proportional allocations may occur frequently in the fixed income portfolio management area, in many instances because multiple appropriate or substantially similar investments are not available in fixed income strategies, as well as for other reasons. Non-proportional allocations also could occur in other investment strategies.

At times, Lord Abbett is not able to batch purchases and sales for all accounts or products it is managing, such as when an individually managed account client directs it to use a particular broker for a trade (sometimes referred to herein as “directed accounts”) or when a client restricts Lord Abbett from selecting certain brokers to execute trades for such account (sometimes referred to herein as “restricted accounts”). When it does not batch purchases and sales among products, Lord Abbett usually uses a rotation process for placing equity transactions on behalf of the different groups of accounts or products with respect to which equity transactions are communicated to the trading desk at or about the same time.

When transactions for all products using a particular investment strategy are communicated to the trading desk at or about the same time, Lord Abbett generally will place trades first for transactions on behalf of the Funds and non-directed, unrestricted, individually managed institutional accounts; second for restricted accounts; third for managed accounts by sponsor or consultant/financial advisor (“MA”); and finally for directed accounts. Communication of changes to portfolio holdings information for certain model portfolio MA programs is handled separately near the end of the trading day and generally after the completion of transactions for MA. Lord Abbett may determine in its sole discretion to place transactions for one group of accounts (e.g., directed accounts, restricted accounts, or MA) before or after the remaining accounts based on a variety of factors, including size of overall trade, the broker-dealer’s commitment of capital, liquidity or other conditions of the market, or confidentiality. Most often, however, transactions are communicated to the trading desk first for the Funds and institutional accounts and then for other relevant accounts. In those instances, Lord Abbett normally will place transactions in the same order as when transactions are communicated to the trading desk at or about the same time.

Policies on Broker-Dealer Brokerage and Research Services and Soft Dollars. Lord Abbett may select broker-dealers that furnish Lord Abbett with proprietary and third-party brokerage and research services in connection with commissions paid on transactions it places for client accounts to the extent that Lord Abbett believes that the commissions paid are reasonable in relation to the value of the services

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received. “Commissions,” as defined through applicable guidance issued by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, mark-downs, commission equivalents, and other fees received by dealers in riskless principal transactions. The brokerage and research services Lord Abbett receives are within the eligibility requirements of Section 28(e) of the Securities Exchange Act of 1934, as amended (“Section 28(e)”), and, in particular, provide Lord Abbett with lawful and appropriate assistance in the provision of investment advice to client accounts. Brokerage and research services (collectively referred to herein as “Research Services”) include (1) furnishing advice relating to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody). Such services may come in the form of research reports via electronic delivery or print, online data services, oral discussions with researchers and other experts, attendance at conferences, and meetings with company representatives. The provisions of MiFID II may limit the ability of Lord Abbett to pay for research services using soft dollars in various circumstances, if applicable.

Research Services. Lord Abbett has entered into “Commission Sharing Agreements” with a number of broker-dealers that are involved from time to time in executing, clearing, or settling securities transactions on behalf of clients (“Executing Brokers”). Such Commission Sharing Agreements provide for the Executing Brokers to pay a portion of the commissions paid by eligible client accounts for securities transactions to providers of Research Services (“Research Providers”). Such Research Providers shall produce and/or provide Research Services for the benefit of Lord Abbett. If a Research Provider plays no role in executing client securities transactions, any Research Services prepared by such Research Provider constitute third-party research. Research Services that are proprietary to the Executing Broker or are otherwise produced by the Executing Broker or its affiliates are referred to herein as proprietary Research Services. Lord Abbett initiates a significant percentage, including perhaps all, of a client’s equity transactions with Executing Brokers pursuant to Commission Sharing Agreements. Lord Abbett also will receive complimentary and customary Research Services from various broker-dealers, including broker-dealers through which Fund portfolio transactions are executed in accordance with Lord Abbett’s best execution obligations.

Executing Brokers may provide Research Services to Lord Abbett in written form or through direct contact with individuals, including telephone contacts and meetings with securities analysts and/or management representatives from portfolio companies, and may include information concerning particular companies and securities, as well as market, economic, or other information that assists in the evaluation of investments. Examples of Research Services that Executing Brokers may provide to Lord Abbett include research reports and other information on the economy, industries, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance, and other analysis. Broker-dealers typically make proprietary research available to investment advisers on the basis of their placement of transactions with the broker-dealer. Some broker-dealers will not sell their proprietary research to investment advisers on a “hard dollar” (or “unbundled”) basis. Executing Brokers may provide Lord Abbett with proprietary Research Services, at least some of which are useful to Lord Abbett in its overall responsibilities with respect to client accounts that Lord Abbett manages. In addition, Lord Abbett may purchase third-party research with its own resources.

Lord Abbett believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to its clients. Receipt of independent investment research allows Lord Abbett to supplement its own internal research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. The receipt of Research Services from broker-dealers therefore does not tend to reduce the need for Lord Abbett to maintain its own research personnel. Further, Lord Abbett values the receipt of independent, supplemental viewpoints and analyses. Any investment advisory or other fees paid by clients to Lord Abbett are not reduced as a result of Lord Abbett’s receipt of Research Services from broker-dealers. Also, the expenses of Lord Abbett would be increased substantially if it attempted to generate such additional information through its

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own staff, or if it paid for these products or services itself. To the extent that Research Services of value are provided by or through such broker-dealers, Lord Abbett will not have to pay for such services itself. In addition, Lord Abbett will, at times, select broker-dealers that provide Research Services in order to ensure the continued receipt of such Research Services that Lord Abbett believes are useful in its investment decision-making process. Lord Abbett has an incentive to execute trades through certain of such broker-dealers with which it has negotiated more favorable Commission Sharing Agreements, rather than executing through a broker-dealer with an arrangement that is less favorable to Lord Abbett. To the extent that Lord Abbett uses brokerage commissions paid in connection with client portfolio transactions to obtain Research Services, the brokerage commissions paid by such clients will exceed those that would otherwise be paid for execution only. These circumstances give rise to actual and potential conflicts of interest. In order to manage such conflicts of interest, Lord Abbett has adopted internal procedures designed to ensure that (1) the value, type, and quality of any products or services it receives from broker-dealers are permissible under applicable law and (2) investment transactions are placed based solely on best execution considerations.

Lord Abbett does not attempt to allocate to any particular client account the relative costs or benefits of Research Services received from a broker-dealer. Rather, Lord Abbett believes that any Research Services received from a broker-dealer are, in the aggregate, of assistance to Lord Abbett in fulfilling its overall responsibilities to its clients. Accordingly, Research Services received for a particular client’s brokerage commissions may be useful to Lord Abbett in the management of that client’s account, but may also be useful in Lord Abbett’s management of other clients’ accounts, including accounts that do not generate eligible Section 28(e) brokerage commissions or generate less than a proportionate share of such eligible commissions to pay for Research Services; similarly, the research received for the commissions of other client accounts may be useful in Lord Abbett’s management of that client account. Thus, Lord Abbett uses Research Services received from broker-dealers in servicing any or all of its accounts, and not all of such services will necessarily be used by Lord Abbett in connection with its management of every client account. Such products and services may disproportionately benefit certain clients relative to others based on the amount of brokerage commissions paid by the client account. For example, Lord Abbett uses Research Services obtained through soft dollar arrangements, including Commission Sharing Agreements, in its management of certain directed accounts and managed accounts and accounts of clients who may have restricted Lord Abbett’s use of soft dollars, regardless of the fact that brokerage commissions paid by such accounts are not used to obtain Research Services.

In some cases, Lord Abbett receives from a broker-dealer a product or service that has both a “research” and a “non-research” use. When this occurs, Lord Abbett makes a good faith allocation between the research and non-research uses of the product or service. The percentage of the product or service Lord Abbett uses for research purposes will generally be paid for with client commissions, while Lord Abbett will use its own funds to pay for the percentage of the product or service that it uses for non-research purposes. In making this good faith allocation, Lord Abbett faces a potential conflict of interest, but Lord Abbett believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such products or services to their research and non-research uses.

Lord Abbett periodically assesses the contributions of the Research Services provided by broker-dealers and creates a ranking of broker-dealers reflecting these assessments, as determined by Lord Abbett’s investment staff. Lord Abbett’s investment personnel evaluate the Research Services they receive from broker-dealers and make judgments relating to the value and quality of such services. These assessments are intended to affect the extent to which Lord Abbett trades with a broker-dealer, although the actual amount of transactions placed with a particular broker-dealer may not directly reflect its ranking in the voting process. Lord Abbett monitors the allocation of equity trading among broker-dealers through periodic reviews. Lord Abbett’s arrangements for proprietary and third-party Research Services do not involve any commitment by Lord Abbett regarding the allocation of brokerage business to or among any particular broker-dealer. Rather, Lord Abbett executes portfolio transactions only when they are dictated by investment decisions to purchase or sell portfolio securities.

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From time to time, Lord Abbett prepares a relative categorization and ranking of research providers that it considers provide valuable Research Services as determined through evaluations and other feedback provided by Lord Abbett’s investment staff.

Lord Abbett uses the ranking as a guide for evaluating and determining payments to research providers for Research Services, including proprietary Research Services provided to Lord Abbett by executing broker-dealers. Lord Abbett may use commissions generated pursuant to a Commission Sharing Agreement to pay a research provider, including an executing broker-dealer who provides proprietary Research Services to Lord Abbett. Alternatively, Lord Abbett may make cash payments from its own resources to pay research providers for Research Services. From time to time, Lord Abbett will use commissions generated pursuant to a Commission Sharing Agreement to pay for a significant portion of the Research Services that it receives.

Lord Abbett’s arrangements for Research Services do not involve any commitment by Lord Abbett or a Fund regarding the allocation of brokerage business to or among any particular broker-dealer. Rather, Lord Abbett executes portfolio transactions only when they are dictated by investment decisions to purchase or sell portfolio securities. However, Lord Abbett may establish designated trading targets with one or more alternative trading systems that permit Lord Abbett to specify the broker-dealer for commission credit purposes and from which Research Services can be received, while ensuring best execution for portfolio trades. A Fund is prohibited from compensating a broker-dealer for promoting or selling Fund shares by directing the Fund’s portfolio transactions to the broker-dealer or directing any other remuneration to the broker-dealer, including commissions, mark-ups, mark-downs, or other fees, resulting from a Fund’s portfolio transactions executed by a different broker-dealer. A Fund is permitted to effect portfolio transactions through broker-dealers that also sell shares of the Funds, provided that Lord Abbett does not consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions. Thus, whether a particular broker-dealer sells shares of the Funds is not a factor considered by Lord Abbett when selecting broker-dealers for portfolio transactions, and any such sales neither qualifies nor disqualifies the broker-dealer from executing portfolio transactions for a Fund.

Lord Abbett selects broker-dealers that provide Research Services in order to ensure the continued receipt of such Research Services that Lord Abbett believes are useful in its investment decision-making process. Further, Lord Abbett has an incentive to execute trades through certain of such broker-dealers with which it has negotiated more favorable arrangements for Lord Abbett to receive Research Services. To the extent that Lord Abbett uses brokerage commissions paid in connection with client portfolio transactions to obtain Research Services, the brokerage commissions paid by such clients would exceed those that might otherwise be paid for execution only. In order to manage these conflicts of interest, Lord Abbett has adopted internal procedures that are designed to ensure that its primary objective in the selection of a broker-dealer is to seek best execution for the portfolio transaction.

All accounts included in a batched transaction executed through a broker-dealer pursuant to a Commission Sharing Agreement pay the same commission rate, regardless of whether one or more accounts within the batched order has prohibited Lord Abbett from receiving any credit toward such services from its commissions. Some broker-dealers who have negotiated an arrangement with Lord Abbett for the provision of Research Services may offer a lower commission rate for client accounts not participating in such an arrangement. It is Lord Abbett’s policy, however, to seek to include nonparticipating accounts in a batched trade, as Lord Abbett believes these nonparticipating accounts would receive overall better execution, notwithstanding the fact that the nonparticipating account may be able to pay a lower commission rate if it were not included in the batched trade.

Cross-Subsidization. Commission Sharing Agreements generally do not apply to fixed income transactions. The fixed income securities market is an OTC market where commissions are not paid and soft dollars are not produced. Dealers generate revenue through the bid-ask spread of the securities in which they make markets. Lord Abbett receives complimentary and customary investment research from various broker-dealers, including, in addition to broker-dealers that execute equity trades, broker-dealers through which fixed income trades are executed in accordance with Lord Abbett’s best execution obligations. The receipt of such research, however, is not contingent on specific trades. In addition, the investment personnel managing fixed income accounts, including Money Market Fund, will benefit from,

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or be “cross-subsidized” by, Research Services received by Lord Abbett through soft dollars, even though some fixed income accounts do not generate eligible Section 28(e) brokerage commissions or generate less than a proportionate share of such eligible commissions to pay for such Research Services.

Some fixed income strategies employed by Lord Abbett also invest in equity securities. Therefore, in addition to making use of soft dollar Research Services obtained by Lord Abbett’s equity investment personnel, the fixed income investment team also will obtain Research Services directly using soft dollars.

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8.
CLASSES OF SHARES

Each Fund offers investors different classes of shares, which are described in each Fund’s prospectus and SAI. The different classes of shares of each Fund represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully together with the corresponding section in the relevant Fund’s prospectus to determine which class represents the best investment option for their particular situations.

All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights, except as described in the prospectus and this SAI. Additional classes or funds may be added in the future. The 1940 Act requires that where more than one class or fund exists, each class or fund must be preferred over all other classes or funds in respect of assets specifically allocated to such class or fund.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted, by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class or fund in the matter are substantially identical or the matter does not affect any interest of such class or fund. However, Rule 18f-2 exempts the selection of the independent registered public accounting firm, the approval of a contract with a principal underwriter, and the election of board members from the separate voting requirements.

Investment Trust, Securities Trust, and Trust I (each, a “Trust” and collectively, the “Trusts”) only:

Each Trust is a Delaware statutory trust. The Trusts are not required to hold shareholder meetings each year. However, as stated in each Trust’s Declaration, shareholder meetings may be called at any time by certain officers of the Trust, the Chair of the Board, or by a majority of the Board, to let shareholders take action on the following:

• a matter that requires the approval or authorization of shareholders as provided for in the Trust’s Declaration;

• a matter that requires shareholder approval or authorization under the 1940 Act or other applicable law, regulation, or SEC or state order; or

• other matters determined to be necessary or desirable.

In addition, under each of Investment Trust’s and Securities Trust’s Declaration, special shareholder meetings may also be called upon the written request from shareholders who hold at least 25% of the outstanding shares of the Trust that would be entitled to vote at the special shareholder meeting.

Investment Trust and Securities Trust. Under each Declaration, the Board may, without shareholder approval, merge or consolidate the Trust into, or sell and convey some or all of, the Trust’s assets to one or more other entities, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust’s registration statement. The Board may also, without shareholder approval, incorporate the Trust under Delaware law. Further, the Board may, without shareholder approval, cause the Trust to organize a new entity, in which the Trust will have an interest, to take over some or all of the Trust’s property or carry on the Trust’s business.

Shareholders owning 50% or more of the then outstanding shares of the applicable Trust may bring derivative actions on behalf of the Trust, provided that the shareholders have requested that the Board take such action and the Board failed or refused to act for at least 60 days.

Trust I. Under the Declaration, the Board may, without shareholder approval, cause the Trust or any series or class to convert into or merge, reorganize or consolidate with or into one or more entities. The

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Board may also, without shareholder approval, cause the Trust to incorporate under the laws of a state, commonwealth, possession or colony of the United States. Further, the Board may, without shareholder approval, sell or convey all or substantially all of the assets of the Trust or any series or class to another entity for adequate consideration.

Shareholders may bring derivative actions on behalf of the Trust with respect to a series or class of the Trust, provided that the shareholders own 10% or more of the then outstanding shares of such series or class and have requested that the Board take such action and the Board failed or refused to act for a reasonable amount of time (requirements that do not apply to claims asserted under federal securities laws).

Shareholder Liability. Delaware law provides that each Trust’s shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private for profit corporations. However, this protection is not guaranteed. The courts of some states may decline to apply Delaware law on this point, which could result in different limitations of personal liability for shareholders. Each of the Investment Trust and Securities Trust Declaration contains an express disclaimer of shareholder liability for the acts, obligations, or affairs of the Trust. In addition, each Declaration requires that each agreement that the Trust enters into includes a disclaimer of shareholder liability for the acts, obligations, or affairs of the Trust. Further, each of the Investment Trust and Securities Trust Declaration indemnifies any shareholder or former shareholder held personally liable for the obligations of the Trust. The Trust I Declaration states that each shareholder of the Trust and of each series or class shall have the same limitation of personal liability extended to stockholders of private corporations for profit incorporated under the Delaware General Corporation Law. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and the portfolio is unable to meet its obligations. Lord Abbett believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

Affiliated Fund, Bond Debenture Fund, Developing Growth Fund, Global Fund, Mid Cap Stock Fund, Municipal Income Fund, Research Fund, Series Fund, and Money Market Fund (each, a “Company” and collectively, the “Companies”) only:

Each Company is incorporated under Maryland law. Each Company’s By-Laws provide that no annual shareholder meetings will be held except where the Company’s shareholders are required by the 1940 Act to vote on the election of directors.

Each Company’s By-Laws provide that a special shareholder meeting may be called for any purpose. A special meeting will be held under the following circumstances:

• upon the request of the Chair of the Board, any Vice Chair of the Board, the President or by the Board; or

• upon the written request by shareholders entitled to cast not less than a majority of all the votes entitled to be cast on such matter at such meeting.

The following sections apply to all Funds, as applicable:

The Funds offer investors different classes of shares. Each Fund’s prospectus and SAI describes the classes of shares the Fund currently offers and each class’ availability to investors. Presently, the Funds, with the exception of Series Fund, may offer Class A, C, F, F3, I, P, R2, R3, R4, R5, and R6 shares. Additionally, Ultra Short Bond Fund may offer Class A1 shares. Series Fund has three classes of shares, the Variable Contract Class (VC Shares), Class I, and Pension Class, though the Pension Class is not currently offered. More information on the various classes of shares offered by each Fund is available in the Fund’s prospectus and on the cover page of this SAI. Below is additional information on certain share classes offered by the Funds, though, as stated, each Fund may not offer each share class.

Class A, A1, C, F, F3, I, R2, R3, R4, R5, and R6 Shares. Class A, A1, C, F, F3, I, R2, R3, R4, R5, and R6 shares of each Fund are subject to the applicable sales charge (if any), fees, expenses, reductions and waivers described in each Fund’s prospectus.

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Conversions of Class C Shares. Class C shares will convert automatically into Class A shares eight years after the date of purchase. When Class C shares that a shareholder acquired through a purchase or exchange convert, any other Class C shares that the shareholder acquired as reinvested dividends and distributions also will convert into Class A shares on a pro rata basis. Class C shares held through a financial intermediary will be converted into Class A shares only if the intermediary can document that the shareholder has met the required holding period. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records and to ensure that the shareholder is credited with the proper holding period. Not all financial intermediaries are able to track purchases to credit individual shareholders’ holding periods. In particular, group retirement plans held through third party intermediaries that hold Class C shares in an omnibus account may not track participant level share lot aging. Please consult with your financial intermediary about your eligibility to exercise this conversion privilege.

Class I Shares (Series Fund Only). Class I shares of Series Fund are not offered directly to the public. Rather, Class I shares are offered only to separate accounts of certain insurance companies. Class I shares are subject to the applicable fees, expenses, reductions, and waivers described in the applicable Fund’s prospectus. Class I shares are not subject to a CDSC.

Class P Shares. Class P shares of each Fund are subject to the applicable fees, expenses, reductions, and waivers described in each Fund’s prospectus. For Funds that offer Class P shares, Class P shares are closed to substantially all new investors and are offered only on a limited basis as described in the applicable Fund’s prospectus. However, shareholders that held Class P shares as of October 1, 2007 may continue to hold their Class P shares and may make additional purchases.

Class VC Shares. Class VC shares are not offered directly to the public. Rather, Class VC shares of the Funds currently are offered only to separate accounts of certain insurance companies. Class VC shares are subject to the applicable fees, expenses, reductions, and waivers described in the applicable Fund’s prospectus. Class VC shares are not subject to a CDSC.

The following sections do not apply to Series Fund:

CDSC. A CDSC applies upon early redemption of shares for certain classes. The classes of shares of each Fund that are subject to a CDSC (if any) are described in the applicable Fund’s prospectus. A CDSC (i) will be assessed on the lesser of the NAV of the shares at the time of the redemption or the NAV when the shares originally were purchased; and (ii) will not be imposed on the amount of your account value represented by the increase in NAV over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares. In the case of Class A or A1 shares, this increase is represented by shares having an aggregate dollar value in your account. In the case of Class C shares, this increase is represented by that percentage of each share redeemed where the NAV exceeded the initial purchase price. The applicability and amount and nature of a CDSC, as it applies to a Fund’s Class A, A1, or C shares, is described in the applicable Fund’s prospectus. See the applicable Fund’s prospectus for more information.

Eligible Mandatory Distributions. If Class A or C shares represent a part of an individual’s total individual retirement account (“IRA”) or 403(b) investment, the CDSC for the applicable share class will be waived only for that part of a mandatory distribution that bears the same relation to the entire mandatory distribution as the investment in that class bears to the total investment.

General. There is no CDSC charged on Class F, F3, I, P, R2, R3, R4, R5, or R6 shares; however, financial intermediaries may charge additional fees or commissions other than those disclosed in the prospectus and SAI, such as a transaction-based fee or other fee for its service, and may categorize and disclose these arrangements differently than the discussion here or in the prospectus. You may ask your financial intermediary about any payments it receives from Lord Abbett or the Funds, as well as about fees and/or commissions it charges.

A CDSC will not be imposed at the time of certain transfers or for certain transactions. See the applicable Fund’s prospectus for information about the transfers and transactions for which sales charge reductions or waivers may apply. In the case of Class A or A1 shares, the CDSC is received by the Distributor and is intended to reimburse all or a portion of the amount paid by the Distributor if the shares are redeemed

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before the Funds have had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Funds. In the case of Class C shares, the CDSC is received by the Distributor and is intended to reimburse its expenses of providing distribution-related services to the Funds (including recoupment of the commission payments made) in connection with the sale of Class C shares before the Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the Class C shares Distribution Fee.

In no event will the percentage used to calculate CDSCs for Class A, A1, and C shares (as described in each Fund’s prospectus, when applicable) exceed the lesser of (i) the NAV of the shares redeemed or (ii) the original cost of such shares (or of the exchanged shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) shares representing an aggregate dollar amount of his or her account, in the case of Class A or A1 shares, (ii) that percentage of each share redeemed, in the case of Class C shares, derived from increases in the value of the shares above the total cost of shares being redeemed due to increases in NAV, (iii) shares with respect to which no Fund paid fees under a Rule 12b-1 Plan, or (iv) shares that, together with exchanged shares, have been held continuously (a) until the first day of the month in which the one year anniversary of the original purchase falls (in the case of Class A shares for all Funds other than series of Municipal Income Fund), (b) until the first day of the month in which the eighteen month anniversary of the original purchase falls (in the case of Class A1 shares and Class A shares of series of Municipal Income Fund), and (c) for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (i) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (ii) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

Shares Offered Through Retirement and Benefit Plans or Fee-Based Programs. Certain share classes of the Funds may be offered as investment options in retirement and benefit plans and fee-based programs. Financial intermediaries may provide some of the shareholder servicing and account maintenance services with respect to these accounts and their participants, including transfers of registration, dividend payee changes, and generation of confirmation statements, and may arrange for third parties to provide other investment or administrative services. Retirement and benefit plan participants may be charged fees for these and other services and fee-based program participants generally pay an overall fee that, among other things, covers the cost of these services. These fees and expenses are in addition to those paid by the Funds, and could reduce your ultimate investment return in Fund shares. For questions about such accounts, contact your sponsor, employee benefits office, plan administrator, or other appropriate organization.

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9.
PURCHASES, REDEMPTIONS, PRICING, AND PAYMENTS TO DEALERS

Pricing of Fund Shares. Information concerning how Fund shares are valued and the method for determining the public offering price is contained in the applicable Fund’s prospectus.

Under normal circumstances, we calculate the NAV per share for each class of the Funds as of the close of the NYSE on each day that the NYSE is open for trading by dividing the total net assets of the class by the number of shares of the class outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and on days when it observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The NYSE may change its holiday schedule or hours of operation at any time.

Pursuant to the Funds’ fair value policies and procedures, securities for which market quotations are not readily available are valued at fair market value by Lord Abbett as the Fund's "valuation designee" pursuant to Rule 2a-5 of the 1940 Act.

The following paragraphs do not apply to Money Market Fund:

Portfolio securities are valued at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange, or on the NASDAQ National Market System are valued at the market closing price on the exchange or system on which they are principally traded on the valuation date. If there is no trading on the principal exchange or system on the valuation date, the closing price on the secondary exchange or system on which the security is most actively traded is used. Unlisted equity securities are valued at the last transaction price, or if there were no transactions that day, at the mean between the last bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by third-party pricing services, which prices are valuations supplied by broker-dealers or evaluated or “matrix” prices based on electronic data processing techniques. Such valuations are based on the mean between the bid and asked prices, when available, and are based on the bid price when no asked price is available. Unlisted fixed income securities having remaining maturities of 60 days or less are valued at their amortized cost. The principal markets for non-U.S. securities and U.S. fixed income securities also generally close prior to the close of the NYSE. Consequently, values of non-U.S. investments and U.S. fixed income securities will be determined as of the earlier closing of such exchanges and markets unless, after the close of such exchanges and markets, but prior to the close of business on the day the securities are being valued, market conditions change significantly, then certain non-U.S. equity holdings and U.S. fixed income securities may be fair valued pursuant to procedures established by the Board.

All assets and liabilities expressed in foreign currencies will be converted into U.S. dollars at the exchange rates of such currencies against U.S. dollars provided by a third-party pricing service as of the close of regular trading on the NYSE. If such exchange rates are not available, the rate of exchange will be determined in accordance with policies established by the Board.

The following paragraph applies to Money Market Fund only:

The Fund has adopted a policy to invest 99.5% or more of its total assets in cash, U.S. Government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or U.S. Government securities) in order to qualify as a “government money market fund” under Rule 2a-7 under the 1940 Act. As a “government money market fund” under Rule 2a-7, the Fund will be permitted to use the amortized cost method of valuation to seek to maintain a $1.00 share price. We attempt to maintain a NAV of $1.00 per share for all classes for purposes of sales and redemptions, but there is no assurance that we will be able to do so. The Fund’s Board has determined that it is in the best interests of the Fund and its shareholders to value the Fund’s portfolio securities under the amortized cost method of securities valuation pursuant to Rule 2a-7 under the 1940 Act, so long as that method fairly reflects the Fund’s market-based NAV. Rule 2a-7 contains certain maturity, diversification, quality, and liquidity requirements that apply to any fund employing the amortized cost method in reliance on the Rule and to any registered investment company that, like the Fund, holds itself out as a money market fund.

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The following sections do not apply to Series Fund:

NAV Purchases of Class A Shares. Class A and A1 shares of some Funds may be purchased at NAV with no sales charge at the time of purchase under certain circumstances as described in each Fund’s prospectus. See the applicable Fund’s prospectus for further information.

In addition to the circumstances described in each applicable Fund’s prospectus, Class A shares may be purchased at NAV by the Board Members, officers of each Fund, and employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such persons). Class A shares also may be purchased at NAV (i) by employees, partners, and owners of unaffiliated consultants and advisors to Lord Abbett, the Distributor, or the Funds who consent to such purchase if such persons provide service to Lord Abbett, the Distributor, or the Funds on a continuing basis and are familiar with the Funds, (ii) in connection with a merger, acquisition, or other reorganization, (iii) by employees of our shareholder servicing agent, or (iv) by the trustees or custodians under any pension or profit-sharing plan or payroll deduction IRA established for the benefit of the Board Members, employees of Lord Abbett, or employees of our shareholder service agents. Shares are offered at NAV to these investors for the purpose of promoting goodwill with employees and others with whom the Distributor and/or the Funds have a business relationship.

In addition, Class A shares may be acquired without a front-end sales charge in certain exchange transactions. Please see “Exchanges” below. Also, a front-end sales charge may not be imposed when acquiring Class A shares of a Fund through certain conversions and transfers. See the applicable Fund’s prospectus for further information.

Exchanges. To the extent offers and sales may be made in your state, you may exchange some or all of your shares of any class of a Fund for (i) Funds currently offered to the public with a sales charge (front-end, back-end, or level, except for Class A1 shares) or (ii) Money Market Fund. The exchange privilege is not available to an investor for any share class of a Fund that would not be offered to the investor if he or she was seeking a new purchase in the applicable share class. Shareholders in other Funds, with the exception of Series Fund, generally have the same right to exchange their shares for the corresponding class of a Fund’s shares.

Each Fund, other than Ultra Short Bond Fund and Money Market Fund, is not designed for short-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. Each Fund reserves the right to modify, restrict, or reject any purchase order or exchange request if the Fund or the Distributor determines that it is in the best interest of the Fund and its shareholders. In addition, each Fund may revoke or modify the privilege for all shareholders upon 60 days’ written notice.

You should read the prospectus of the other Fund before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the other Fund into which the exchange is made.

An exchange transaction is based on the relative NAVs of the shares being exchanged. The exchange is executed at the NAVs next determined after a Fund or its authorized agent receives your exchange order in proper form. Exchanges of a Fund’s shares for shares of another Fund generally will be treated as a sale of the Fund’s shares and any gain on the transaction may be subject to federal income tax. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares, had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

No sales charges are imposed on exchanges, except in the case of exchanges out of Ultra Short Bond Fund or Money Market Fund. Exchanges of Ultra Short Bond Fund or Money Market Fund shares for shares of any Fund (not including shares described under “Div-Move” below) are subject to a sales charge in accordance with the prospectus of that Fund unless a sales charge (front-end, back-end, or

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level) was paid on the initial investment in shares of a Fund and those shares subsequently were exchanged for the shares of Ultra Short Bond Fund or Money Market Fund that are currently being exchanged for shares of another Fund. No CDSC will be charged on an exchange of shares of the same class between Funds. Upon redemption of shares out of a Fund, the applicable CDSC will be charged. Thus, if shares of a Fund are tendered in exchange (“Exchanged Shares”) for shares of the same class of another fund and the Exchanged Shares are subject to a CDSC, the CDSC will carry over to the shares being acquired (including shares of Ultra Short Bond Fund or Money Market Fund) (“Acquired Shares”). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Acquired Shares held in Ultra Short Bond Fund or Money Market Fund that are subject to a CDSC will be credited with the time these shares are held in Ultra Short Bond Fund or Money Market Fund.

Shares of one class of a Fund, with the exception of Money Market Fund, may be converted into (i.e., reclassified as) shares of a different class of the Fund in certain circumstances. See the applicable Fund’s prospectus for further information.

Redemptions. A redemption order is in good order when it contains all of the information and documentation required by the order form or otherwise by the Distributor or a Fund to carry out the order. You should read the applicable Fund’s prospectus for more information regarding the Fund’s procedures for submitting redemption requests.

As described in the applicable Fund’s prospectus, redemptions may be suspended or payment postponed in certain circumstances. Redemptions, even when followed by repurchases, are generally taxable transactions for shareholders that are subject to U.S. federal income tax.

Money Market Fund, as a government money market fund under Rule 2a-7, will not be subject to a discretionary or mandatory liquidity fee on Fund redemptions, but the Fund’s Board has reserved its ability to change this policy with respect to discretionary liquidity fees. However, such change would only become effective after the Fund's disclosure has been updated to reflect its new policy. In addition, if the Fund is experiencing a negative gross yield as a result of negative interest rates, the Fund may be able to either convert from a stable share price to a floating share price or reduce the number of shares outstanding (e.g., through a reverse stock split) to maintain a stable net asset value per share, subject to certain Board determinations and disclosures to shareholders.

Div-Move. Under the Div-Move service described in the prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Fund available for purchase. The account must either be your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other Fund before investing.

Invest-A-Matic. The Invest-A-Matic method of investing in the Funds and/or any other Eligible Fund (as defined in the prospectus) is described in each Fund’s prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check, and complete the bank authorization.

SWP. The SWP is described in each Fund’s prospectus. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Because the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when, in effect, a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

Retirement Plans. Each Fund’s prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. The forms name UMB Bank, N.A. as custodian and contain specific

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information about the plans, excluding 401(k) plans. Financial intermediaries may provide some of the shareholder servicing and account maintenance services with respect to these plans and their participants, including transfers of registration, dividend payee changes, and generation of confirmation statements, and may arrange for third parties to provide other investment or administrative services. Retirement and benefit plan participants may be charged fees for these and other services and explanations of the eligibility requirements, annual custodial fees and other fees, and allowable tax advantages and penalties are set forth in the relevant plan documents. These fees and expenses are in addition to those paid by the Funds, and could reduce your ultimate investment return in Fund shares. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax advisor.

The following section does not apply to Money Market Fund or Series Fund:

Rights of Accumulation. As stated in each Fund’s prospectus, Purchasers (as defined in the prospectus) may aggregate their investments in certain share classes of any Eligible Fund to reduce the sales charge on a new purchase of Class A or A1 shares of any Eligible Fund.

To the extent your financial intermediary is able to do so, the value of Class A, A1, C, F, and P shares of Eligible Funds, determined for the purpose of reducing the sales charge of a new purchase under the Rights of Accumulation, will be calculated at the higher of (1) the aggregate current maximum offering price of your existing Class A, A1, C, F, and P shares of Eligible Funds (“Market Value”) determined as of the time your new purchase order is processed or (2) the aggregate amount you invested in such shares (including reinvestments of dividend and capital gain distributions but excluding capital appreciation) less any redemptions (“Investment Value”). Depending on the way in which the registration information is recorded for the account in which your shares are held, the value of your holdings in that account may not be eligible for calculation at the Investment Value. For example, shares held in accounts maintained by financial intermediaries in nominee or street name may not be eligible for calculation at Investment Value. In such circumstances, the value of the shares may be calculated at Market Value for purposes of the Rights of Accumulation.

You should retain any information and account records necessary to substantiate the historical amounts you and any related Purchasers have invested in Eligible Funds. In certain circumstances, unless you provide documentation (or your financial intermediary maintains records) that substantiates a different Investment Value, your shares will be assigned an initial Investment Value for purposes of Rights of Accumulation. Specifically, Class A, C, F, and P shares of Eligible Funds acquired in calendar year 2007 or earlier will be assigned an initial Investment Value equal to the Market Value of those holdings as of the last business day of December 31, 2007. Similarly, Class A, C, F, and P shares of Eligible Funds transferred to an account with another financial intermediary will be assigned an initial Investment Value equal to the Market Value of such shares on the transfer date. Thereafter, the Investment Value of such shares will increase or decrease according to your actual investments, reinvestments, and redemptions. You must contact your financial intermediary or the Fund if you have additional information that is relevant to the calculation of the Investment Value of your holdings for purposes of reducing sales charges pursuant to the Rights of Accumulation.

The following sections apply to all Funds:

Purchases through Financial Intermediaries. The Funds and/or the Distributor have authorized one or more agents, who may designate other intermediaries, to receive purchase and redemption orders on the Funds’ or the Distributor’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized agent or, if applicable, an agent’s authorized designee, receives the order. The order will be priced at the NAV next computed after it is received by the Fund’s authorized agent, or, if applicable, the agent’s authorized designee. A financial intermediary may charge transaction fees on the purchase and/or sale of Fund shares.

Payments Made to Financial Intermediaries. Financial intermediaries may be entitled to receive compensation for selling Fund shares and may receive different compensation for selling one class than for selling another class. A financial intermediary's receipt of additional compensation may create conflicts of interest between the financial intermediary and its clients. In some circumstances, these payments may create an incentive for the financial intermediary or its investment professionals to recommend or sell

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Fund shares to you over another mutual fund or to recommend or sell a particular share class to you over another share class. See the applicable Fund’s prospectus for more information.

Revenue Sharing and Other Payments to Dealers and Financial Intermediaries. As described in the prospectus, Lord Abbett or the Distributor, in its sole discretion, at its own expense and without cost to the Funds or shareholders, also may make payments to dealers and other firms authorized to accept orders for Fund shares (collectively, “Dealers”) in connection with marketing and/or distribution support for Dealers, shareholder servicing, entertainment, training and education activities for the Dealers, their investment professionals and/or their clients or potential clients, and/or the purchase of products or services from such Dealers. Some of these payments may be referred to as revenue sharing payments. As of October 1, 2026, the Dealers to whom Lord Abbett or the Distributor has agreed to make revenue sharing payments (not including payments for entertainment, and training and education activities for the Dealers, their investment professionals and/or their clients or potential clients) with respect to the Funds were as follows:

ADP Broker-Dealer Inc.

Allstate Life Insurance Company

Allstate Life Insurance Company of New York

American Enterprise Investment Services Inc.

American General Life Insurance Co. (f/k/a SunAmerica Annuity Life Insurance Co.)

American United Life Insurance Company

Ascensus, Inc.

Athene Annuity & Life Assurance (f/k/a RBC Insurance)

BlackRock Advisors, LLC

CUSO Financial Services L.P. (f/k/a Cadaret, Grant & Co., Inc.)

Cetera Financial Group

Charles Schwab & Co., Inc.

Citigroup Global Markets, Inc.

Commonwealth Financial Network

CUSO Financial Services, L.P.

Delaware Life Insurance and Annuity Company of New York

Edward D. Jones & Co., L.P.

Empower Financial Services, Inc. (f/k/a GWFS Equities, Inc.)

Empower Financial Services, Inc. (f/k/a Massachusetts Mutual Life Insurance Company)

Equitable Advisors, LLC previously AXA Advisors

AXA Equitable Life Insurance Company

Fidelity Brokerage Services, LLC

First Security Benefit Life Insurance and Annuity Company

Forethought Life Insurance Company

Genworth Life & Annuity Insurance Company

Genworth Life Insurance Company of New York

Goldman, Sachs & Co.

Independent Financial Group, LLC

James I. Black & Co.

Janney Montgomery Scott LLC

J.P. Morgan Securities LLC

John Hancock Life Insurance Company (U.S.A.)

John Hancock Life Insurance Company of New York

Kestra Investment Services, Inc.

Lincoln Life & Annuity Company of New York

Lincoln National Life Insurance Company

Linsco/Private Ledger Corp. (LPL Financial Services, Inc.)

Merrill Lynch, Pierce, Fenner & Smith Incorporated (and/or certain of its affiliates)

MML Investors Services

Morgan Stanley Smith Barney, LLC

Nassau Life Insurance Company

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Nationwide Investment Services Corporation

Nationwide Life Insurance Company/Nationwide Life and Annuity Insurance Company.

New York Life Insurance and Annuity Corporation

Northwestern Mutual Investment Services, LLC

Osaic, Inc. (f/k/a Advisor Group, Woodbury Financial Services, Inc.)

Pacific Life & Annuity Company

Pacific Life Insurance Company

PHL Variable Insurance Company

Phoenix Life and Annuity Company

Phoenix Life Insurance Company

PNC Investments LLC

Principal Life Insurance Company

Principal National Life Insurance Company

Protective Life Insurance Company

Prudential Insurance Company of America

Raymond James & Associates, Inc.

Raymond James Financial Services, Inc.

RBC Capital Markets Corporation (f/k/a RBC Dain Rauscher)

RBC Capital Markets, LLC

RiverSource Life Insurance Company

RiverSource Life Insurance Co. of New York

Robert W. Baird & Co. Incorporated

Rockefeller Financial LLC

Security Benefit Life Insurance Company

Talcott Resolution Insurance Company (f/k/a Hartford Life & Annuity Insurance Company and Hartford Life Insurance Company)

TFS Securities, Inc.

The Variable Annuity Life Insurance Company

TIAA-CREF Individual & Institutional Services, LLC

Transamerica Advisors Life Insurance Company

Transamerica Advisors Life Insurance Company of New York

UBS Financial Services Inc.

Voya Financial Advisors, Inc.

Wells Fargo Clearing Services, LLC

Wells Fargo Investments LLC

Additional Dealers may receive revenue sharing or other payments after October 1, 2026 and in future years. Any additions, modifications, or deletions to the list of Dealers identified above that have occurred since October 1, 2026 are not reflected. You can ask your Dealer about any payments it receives from Lord Abbett and its affiliates. For more specific information about any revenue sharing payments made to your Dealer, you should contact your investment professional. See the applicable Fund’s prospectus for further information.

The Funds understand that, in accordance with guidance from the U.S. Department of Labor, retirement and benefit plans, sponsors of qualified retirement plans, and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the retirement and benefit plans or the investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients’ charges by the amount of fees the recordkeeper receives from mutual funds.

Redemptions in Kind. Under circumstances in which it is deemed detrimental to the best interests of a Fund’s shareholders to make redemption payments wholly in cash, the Fund may pay any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund’s net assets by a distribution in kind of readily marketable securities in lieu of cash. A redemption is generally a taxable event for shareholders, regardless of whether the redemption is satisfied in cash or in kind. If a Fund pays redemption proceeds

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by distributing securities in-kind, you could incur brokerage or other charges and tax liability, and you will bear market risks until the distributed securities are converted into cash.

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10.
TAXATION OF THE FUNDS

Each Fund has elected, or intends to elect, and intends to qualify each year, for the special tax treatment afforded to regulated investment companies under the Code. Because each Fund is treated as a separate entity for U.S. federal income tax purposes, the status of each Fund as a regulated investment company is determined separately by the IRS. If a Fund qualifies for such tax treatment, the Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders. If, in any taxable year, a Fund fails to so qualify, but is eligible for statutory relief, the Fund may be required to pay penalty taxes (or interest charges in the nature of a penalty) and/or to dispose of certain assets in order to continue to qualify for such tax treatment. If a Fund is not so eligible or if a Fund does not choose to avail itself of such relief, all of the Fund’s taxable income will be taxed to the Fund at regular corporate rates, and such income generally will be further taxed at the shareholder level when it is distributed. Assuming a Fund continues to qualify for the favorable tax treatment afforded to a regulated investment company, it will generally be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year. The Funds of Series Fund (collectively, the “Variable Funds”) are generally subject to this excise tax only if more than $250,000 of seed capital is invested in shares of the Fund. Each Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax, if applicable. References herein to investments by a Fund include investments by Underlying Funds. Each Fund contemplates declaring and paying as dividends each year substantially all of its net investment income, net capital gains, and exempt-interest income (if any).

In order to qualify for the special tax treatment accorded to regulated investment companies and their shareholders, each Fund must, among other things (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in qualified publicly traded partnerships; (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships; and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid - generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income for such year.

While Inflation Focused Fund believes that its investment strategies with respect to derivatives, including CPI swaps, will generate qualifying income under current U.S. federal income tax law, the Fund’s use of these instruments is accompanied by the risk that the U.S. Treasury Department would determine that such gain is non-qualifying income. Inflation Focused Fund may limit certain investments, especially commodity-related investments, in order to continue to qualify for favorable tax treatment under the Code.

Each Fund intends to declare and pay as dividends each year substantially all of its net income from investments. Dividends, other than exempt-interest dividends, paid by a Fund from its ordinary income or net realized short-term capital gains are generally taxable to you as ordinary income; however, qualified dividend income, if any, that a Fund receives and distributes to an individual shareholder may be subject to a reduced tax rate if the shareholder meets certain holding period and other requirements. Other than with respect to Affiliated Fund, Alpha Strategy Fund, Convertible Fund, Dividend Growth Fund, Focused

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Large Cap Value Fund, Focused Small Cap Value Fund, Fundamental Equity Fund, Emerging Markets Equity Fund, Global Equity Fund, Growth Leaders Fund, Growth Opportunities Fund, Health Care Fund, International Equity Fund, International Growth Fund, International Value Fund, International Opportunities Fund, Micro Cap Growth Fund, Mid Cap Stock Fund, Multi-Asset Balanced Opportunity Fund, Multi-Asset Income Fund, Small Cap Value Fund, and Value Opportunities Fund, each Fund’s income is derived primarily from sources that do not pay qualified dividend income, and, therefore, distributions from such Fund’s net investment income generally are not expected to qualify for taxation at the reduced rates available to individuals on qualified dividend income.

In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121-day period beginning 60 days before the date such shares became “ex-dividend” with respect to the dividend income, (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) if the shareholder elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, (3) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. If a Fund-of-Funds receives dividends from an Underlying Fund, and the Underlying Fund reports such dividends as qualified dividend income, then the Fund is permitted, in turn, to report a portion of its distributions as qualified dividend income, provided the Fund meets the holding period and other requirements with respect to shares of the Underlying Fund.

Distributions by a Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by the regulated investment company from REITs, to the extent such dividends are properly reported as such by the regulated investment company in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying regulated investment company shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

Subject to any future regulatory guidance to the contrary, distributions attributable to qualified publicly traded partnership income from a Fund’s investments in MLPs will ostensibly not qualify for the deduction available to non-corporate taxpayers in respect of such amounts received directly from an MLP.

Dividends paid by a Fund to corporate shareholders may qualify for the dividends-received deduction to the extent they are derived from dividends paid to the Fund by domestic corporations. In general, a dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date that is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). If a

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Fund-of-Funds receives dividends from an Underlying Fund, and the Underlying Fund reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted, in turn, to report a portion of its distributions as eligible for the dividends-received deduction, provided the Fund meets the holding period and other requirements with respect to shares of the Underlying Fund.

Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Other than with respect to Affiliated Fund, Alpha Strategy Fund, Convertible Fund, Dividend Growth Fund, Fundamental Equity Fund, Global Equity Fund, Growth Leaders Fund, Growth Opportunities Fund, Micro Cap Growth Fund, Focused Small Cap Value Fund, Mid Cap Stock Fund, Multi-Asset Balanced Opportunity Fund, Multi-Asset Income Fund, Small Cap Value Fund, and Value Opportunities Fund, each Fund’s income is derived primarily from sources other than dividends of domestic corporations, and, therefore, dividends from such Fund generally will not qualify for the dividends-received deduction that might otherwise be available to corporate shareholders.

Distributions paid by a Fund from its net realized long-term capital gains that are properly reported to you by a Fund as “capital gain dividends” are taxable to you as long-term capital gains, regardless of the length of time you have owned Fund shares. The maximum federal income tax rate applicable to long-term capital gains depends on the taxable income and status of the shareholder. You also should be aware that the benefits of the long-term capital gains and qualified dividend income rates may be reduced if you are subject to the alternative minimum tax. Capital gains recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations. All dividends are taxable regardless of whether they are received in cash or reinvested in Fund shares. Money Market Fund does not expect to make distributions that will be eligible for treatment as capital gain dividends. The IRS and the Department of the Treasury have issued regulations that impose special rules in respect of capital gain dividends received through partnership interests constituting "applicable partnership interests" under Section 1061 of the Code.

While a Fund’s net capital losses for any year cannot be passed through to you, any such losses incurred by a Fund may be carried forward indefinitely to offset future capital gains of the Fund. Any such carryforward losses will retain their character. To the extent capital gains are offset by such losses, they do not result in tax liability to a Fund and are not expected to be distributed to you.

Under current law, a Fund is permitted to treat the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ pro rata share of the Fund’s accumulated earnings and profits as a dividend on the Fund’s tax return. This practice, which involves the use of tax equalization, will reduce the amount of income and gains that the Fund is required to distribute as dividends to shareholders in order for the Fund to avoid U.S. federal income tax and excise tax, which may include reducing the amount of distributions that otherwise would be required to be paid to non-redeeming shareholders. A Fund’s NAV generally will not be reduced by the amount of any undistributed income or gains allocated to redeeming shareholders under this practice and, thus, the total return on a shareholder’s investment generally will not be reduced as a result of this practice.

A 3.8% Medicare tax also is imposed on the net investment income of certain U.S. individuals, estates, and trusts whose income exceeds certain thresholds. For this purpose, “net investment income” does not include exempt-interest dividends, but generally includes taxable dividends (including capital gain dividends) and capital gains recognized from sales, redemptions, or exchanges of shares of mutual funds, such as the Funds. This 3.8% Medicare tax is in addition to the income taxes that are otherwise imposed on ordinary income, qualified dividend income, and capital gains (if any) as discussed above.

Because the ultimate tax characterization of a Fund’s distributions cannot be determined until after the end of a tax year, there is a possibility that a Fund may make distributions to shareholders that exceed

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the Fund’s current and accumulated earnings and profits for a tax year. Any such distributions will not be treated as taxable dividends but instead, will be treated as a return of capital and reduce the tax basis of your Fund shares. To the extent that such distributions exceed the tax basis of your Fund shares, the excess amounts will be treated as gain from the sale of the shares.

If a Fund invests in equity securities of a REIT, the Fund may receive distributions from the REIT that are in excess of the REIT’s earnings. In such case, if the Fund distributes such amounts, this could result in a return of capital to Fund shareholders as discussed above. Dividends received by a Fund from a REIT also will not qualify for the dividends-received deduction and generally will not constitute qualified dividend income.

If an Underlying Fund of a Fund-of-Funds invests in equity securities of a REIT, such Underlying Fund may receive distributions from the REIT that are in excess of the REIT’s earnings. In such case, if the Underlying Fund distributes such amounts to the Fund-of-Funds and the Fund-of-Funds distributes such amounts to its shareholders, this could result in a return of capital to such Fund-of-Funds’ shareholders as discussed above. Dividends received by the Fund-of-Funds attributable to an Underlying Fund’s investment in a REIT also will not qualify for the dividends-received deduction and generally will not constitute qualified dividend income.

Ordinarily, you are required to take distributions by a Fund into account in the year in which they are made. However, a distribution declared as of a record date in October, November, or December of any year and paid during the following January is treated as received by shareholders on December 31 of the year in which it is declared. Each Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.

At the time of your purchase of Fund shares, a portion of the purchase price may be attributable to unrealized appreciation in the Fund’s portfolio or to realized but undistributed taxable income or gains of the Fund. Consequently, subsequent distributions by a Fund with respect to these shares from such appreciation or income may be taxable to you even if the NAV of your shares is, as a result of the distributions, reduced below your cost for such shares and the distributions economically represent a return of a portion of your investment.

Sales, redemptions, and exchanges of Fund shares for shares of another fund generally are taxable events for shareholders that are subject to tax. In general, if Fund shares are sold, exchanged, or redeemed, you will recognize gain or loss equal to the difference between the amount realized on the sale, exchange, or redemption and your adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year, and otherwise generally will be treated as short-term capital gain or loss. However, if your holding period in your Fund shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares must be treated as long-term capital loss to the extent of any capital gain dividends received with respect to such shares.

Additionally, in the case of a Fund eligible to pay exempt-interest dividends (as discussed below), if your holding period in your Fund shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares may be disallowed to the extent of the amount of any exempt-interest dividends you received with respect to such shares. However, this loss disallowance rule will not apply to a shareholder’s disposition of a Fund’s shares with respect to a regular exempt-interest dividend paid by the Fund if the Fund declares daily and distributes at least monthly exempt-interest dividends in an amount equal to 90% or more of its net tax-exempt interest.

In addition, capital gains recognized from sales, redemptions, or exchanges of Fund shares generally will be included in the calculation of “net investment income” for purposes of the 3.8% Medicare tax applicable to certain U.S. individuals, estates, and trusts as discussed above.

Losses on the sale, exchange, or redemption of Fund shares may be disallowed to the extent that, within a period beginning 30 days before the date of the sale, exchange, or redemption and ending 30 days after the date of the sale, exchange, or redemption, you acquire other shares in the same Fund (including

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pursuant to reinvestment of dividends and/or capital gain distributions) unless, in the case of Money Market Fund, you change to the NAV method of accounting for your shares in such Fund. Please consult your tax advisor regarding your ability to deduct any such losses. In addition, if shares in a Fund that have been held for less than 91 days are redeemed and the proceeds are reinvested on or before January 31 of the calendar year following the year of the redemption in shares of the same Fund or another fund pursuant to the Reinvestment Privilege, or if shares in a Fund that have been held for less than 91 days are exchanged for the same class of shares in another fund at NAV pursuant to the exchange privilege, all or a portion of any sales charge paid on the shares that are redeemed or exchanged will not be included in the tax basis of such shares under the Code to the extent that a sales charge that would otherwise apply to the shares received is reduced. However, such sales charge will be included in the tax basis of the subsequently acquired shares to the extent the sales charge is not included in the tax basis of the exchanged shares in the Fund.

If your Fund shares are redeemed by a distribution of securities, you will be taxed as if you had received cash equal to the fair market value of the securities. Consequently, you will have a fair market value basis in the securities received.

In addition to reporting gross proceeds from redemptions, exchanges, or other sales of mutual fund shares, federal law requires mutual funds, such as each of the Funds, to report to the IRS and shareholders the “cost basis” of shares acquired by shareholders on or after January 1, 2012 (“covered shares”) that are redeemed, exchanged, or otherwise sold on or after such date. These requirements generally do not apply to investments through a tax-deferred arrangement or to certain types of entities (such as C corporations). S corporations, however, are not exempt from these rules. Also, if you hold Fund shares through a broker (or another nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

If you hold Fund shares directly, you may request that your cost basis be calculated and reported using any one of a number of IRS-approved alternative methods. Please contact the Fund to make, revoke, or change your election. If you do not affirmatively elect a cost basis method, the Fund will use the average cost basis method as its default method for determining your cost basis.

Please note that you will continue to be responsible for calculating and reporting the cost basis, as well as any corresponding gains or losses, of Fund shares that were purchased prior to January 1, 2012 that are subsequently redeemed, exchanged, or sold. You are encouraged to consult your tax advisor regarding the application of the cost basis reporting rules to you and, in particular, which cost basis calculation method you should elect. In addition, because the Funds are not required to, and in many cases do not possess the information to, take into account all possible basis, holding period, or other adjustments in reporting cost basis information to you, you also should carefully review the cost basis information provided to you by the Fund and make any additional basis, holding period, or other adjustments that are required when reporting these amounts on your federal income tax return.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales, exchanges or redemptions of Fund shares. However, a tax-exempt shareholder may recognize unrelated business taxable income if (1) the acquisition of Fund shares was debt financed within the meaning of Code Section 514(b) or (2) a Fund recognizes certain “excess inclusion income” derived from direct or indirect investments (including from an investment in a REIT) in (a) residual interests in a real estate mortgage investment conduit or (b) equity interests in a taxable mortgage pool, in either case, if the amount of such income that is recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account the deductions for dividends paid by the Fund). Furthermore, if Fund shares are held through a non-qualified deferred compensation plan, Fund dividends and distributions received by the plan and sales and exchanges of Fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws governing deferred compensation plans.

A plan participant whose retirement plan invests in a Fund, whether such plan is qualified or not, generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of

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Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income, and special tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders and plan participants should consult their tax advisors for more information.

Under Treasury regulations, if you are an individual and recognize a loss with respect to Fund shares of $2 million or more or, if you are a corporation, a loss of $10 million or more in any single taxable year (or greater amounts over a combination of years), you may be required to file a disclosure statement with the IRS on Form 8886. A shareholder who fails to make the required disclosure may be subject to substantial penalties.

Gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options, and futures, or forward contracts (or similar instruments) relating to foreign currencies or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing, and character of distributions to shareholders. U.S. Treasury regulations authorized by the Code to be promulgated in the future may limit the future ability of a Fund or Underlying Fund to engage in such transactions if they are not directly related to the Fund’s investment in securities.

Certain options written or purchased by a Fund or Underlying Fund and futures contracts purchased on certain securities, indices, and foreign currencies, as well as certain forward foreign currency contracts, may cause a Fund or Underlying Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures or forward contracts may not have been performed or closed out. Any gains or losses recognized on such options, futures, or forward contracts generally are considered 60% long-term and 40% short-term gains or losses.

Additionally, a Fund or Underlying Fund may be required to recognize gain if an option, futures contract, short sale, or other transaction that is not subject to the mark-to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by the Fund or Underlying Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales also may have to be distributed to satisfy the distribution requirements referred to above even though a Fund or Underlying Fund may receive no corresponding cash amounts, possibly requiring the Fund or Underlying Fund to dispose of portfolio securities or to borrow to obtain the necessary cash.

Losses on certain options, futures contracts, and/or offsetting positions (portfolio securities or other positions with respect to which a Fund’s or Underlying Fund’s risk of loss is substantially diminished by one or more options, futures contracts, or other positions) also may be deferred under the tax straddle rules of the Code, which also may affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable a Fund or Underlying Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures contracts, forward contracts, short sales, swaps, structured securities, foreign currencies, and straddles may affect the amount, timing, and character of the Fund’s income and gains or losses and, hence, its distributions to shareholders. Rules governing the tax aspects of these types of transactions are still developing and are not entirely clear in certain respects. While the Funds intend to account for such transactions in an appropriate manner, there is no guarantee that the IRS will concur with such treatment. The Funds intend to monitor developments in this area in order to maintain their qualification as regulated investment companies. An adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax.

To the extent, in accordance with its investment objectives and policies, a Fund may invest up to a substantial portion of its net assets in debt obligations that are in the lowest rating categories or are

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unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of, or in default, present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount on such debt obligations, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by each Fund, in the event it invests in such obligations, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If a Fund or an Underlying Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities, or, in general, any other securities with original issue discount (or, in certain cases as discussed below with market discount), the Fund or Underlying Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, each Fund and each Underlying Fund must distribute, at least annually, all or substantially all of its investment company taxable and tax-exempt interest income (if any), including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, a Fund or an Underlying Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. If a Fund makes the election referred to in the preceding sentence, then the rate at which the market discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods a Fund elects.

Income, proceeds, and gains received by a Fund from sources within foreign countries may, in some cases, be subject to foreign withholding or other taxes, which would reduce the yield on such investments. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes in some cases. You may be eligible to claim federal income tax credits or deductions for your pro rata portion of qualified foreign income taxes paid by a Fund if more than 50 percent of the value of such Fund’s total assets at the close of the tax year consists of stock or securities in foreign corporations and the Fund makes an election to pass through to you the right to take the credit or deduction for such foreign taxes (not in excess of the actual tax liability). Owners of variable annuity contracts or variable life insurance policies (together, “Variable Contracts”) investing in a Variable Fund will not be eligible to take such credit or deduction and will bear the costs of any foreign withholding or other taxes. If an Underlying Fund that is invested in by a Fund-of-Funds qualifies to pass through a federal income tax credit or deduction to its shareholders for its foreign taxes paid, a Fund-of-Funds may, in certain circumstances, also be eligible to elect to pass through the Fund’s allocable amount of such tax credit or deduction to its shareholders provided that at the close of each quarter of each taxable year at least 50 percent of the value of the Fund-of-Fund’s total assets is represented by interests in other regulated investment companies.

If a Fund is eligible to and makes such an election, you will be required to include such taxes in your gross income (in addition to dividends and distributions you actually receive), treat such taxes as foreign taxes paid by you, and may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code. However, if you do not itemize

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deductions for U.S. federal income tax purposes, you will not be able to deduct your pro rata portion of qualified foreign taxes paid by the Fund, although you will be required to include your share of such taxes in gross income if the Fund makes the election described above, but you still will be able to claim a tax credit. Solely for purposes of determining the amount of federal income tax credits or deductions for foreign income taxes paid, your distributive share of the foreign taxes paid by the Fund or an Underlying Fund plus the portion of any dividends the Fund pays to you that are derived from foreign sources will be treated as income from foreign sources in your hands. Generally, however, distributions derived from the Fund’s long-term and short-term capital gains will not be treated as income from foreign sources. If such an election is made, the Fund will send an annual written notice to you indicating the amount that you may treat as the proportionate share of foreign taxes paid and income derived from foreign sources. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through IRAs or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

If a Fund acquires any equity interest (under proposed Treasury regulations, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Elections generally may be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. If a Fund-of-Funds indirectly invests in passive foreign investment companies by virtue of the Fund-of-Funds’ investment in Underlying Funds, it may not make such elections; rather, the Underlying Funds directly investing in the passive foreign investment companies would decide whether to make such elections. Investments in passive foreign investment companies also could result in the treatment of capital gains from the sale of stock of such companies as ordinary income. Each Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments. Because it is not always possible to identify a foreign corporation as a passive foreign investment company, a Fund may incur the tax and interest charges described above in some instances.

U.S. persons who own (either directly or indirectly) more than 50% of the vote or value of a mutual fund, such as the Funds, could be required to report each year their “financial interest” in such fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult their tax advisors regarding the applicability of this reporting requirement to their individual circumstances.

You may be subject to a withholding tax on taxable dividends, capital gain distributions, and redemption payments (“backup withholding”). Generally, you will be subject to backup withholding if a Fund does not have your social security number or other certified taxpayer identification number on file, or, to the Fund’s knowledge, the number that you have provided is incorrect or backup withholding is applicable as a result of your previous underreporting of interest or dividend income. When establishing an account, you must certify under penalties of perjury that your social security number or other taxpayer identification number is correct and that you are not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Subject to certain exceptions, distributions by a Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as (1) capital gain dividends, (2) interest-related dividends, (3) short-term capital gain dividends, and (4) exempt-interest dividends (if any) generally are not subject to withholding of U.S. federal income tax. A Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are

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eligible but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Distributions by a Fund to foreign shareholders other than capital gain dividends, interest-related dividends, short-term capital gain dividends, and exempt-interest dividends (if any) (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

While none of the Funds expects its shares will constitute U.S. real property interests, if a Fund’s direct and indirect investments in U.S. real property (which includes investments in REITs and certain other regulated investment companies that invest in U.S. real property) were to exceed certain levels, a portion of the Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests. In such case, if a non-U.S. shareholder were to own more than 5% of a class of the Fund’s shares within a one year period prior to such a distribution, the non-U.S. shareholder would be (1) subject to a U.S. federal withholding tax on the portion of the Fund’s distributions attributable to such gain, (2) required to file a U.S. federal income tax return to report such gain, and (3) subject to certain “wash sale” rules if the shareholder disposes of Fund shares just prior to a distribution and reacquires Fund shares shortly thereafter. If a non-U.S. shareholder were to own 5% or less of each class of the Fund’s shares at all times within such one year period, any such distribution by the Fund would not be subject to these requirements, but would be treated as an ordinary dividend regardless of whether it might otherwise have been reported as a capital gain dividend or short-term capital gain dividend and would be subject to the applicable rate of non-resident alien U.S. withholding tax.

Under Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”), a Fund may be required to withhold 30% from payments of dividends by the Fund to (1) certain foreign financial institutions unless they (i) enter into an agreement with the IRS to determine which (if any) of its accounts are U.S. accounts and comply with annual information reporting with respect to such accounts, (ii) comply with an applicable intergovernmental agreement (“IGA”) entered into with respect to FATCA, or (iii) demonstrate that they are otherwise exempt from reporting under FATCA, and (2) certain other foreign entities unless they (i) certify certain information about their direct and indirect U.S. owners, or (ii) demonstrate that they are otherwise exempt from reporting under FATCA. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or capital gain dividends a Fund pays. If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., short-term capital gain dividends and interest-related dividends). The scope of these requirements is potentially subject to material change and shareholders are urged to consult their tax advisers regarding the potential applicability of FATCA to their own situation.

Funds-of-Funds. Because each Fund-of-Funds will invest principally in shares of Underlying Funds, their distributable income and gains will normally consist substantially of distributions from Underlying Funds and gains and losses on the disposition of shares of Underlying Funds. To the extent that an Underlying Fund realizes net losses on its investments for a given taxable year, a Fund-of-Funds will not be able to benefit from those losses until and only to the extent that (i) the Underlying Fund realizes gains that it can reduce by those losses, or (ii) the Fund-of-Funds recognizes its share of those losses (so as to offset distributions of capital gains from other Underlying Funds) when it disposes of shares of the Underlying Fund in a transaction qualifying for sale or exchange treatment. Moreover, even when a Fund-of-Funds does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for U.S. federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund-of-Funds will not be able to offset any capital losses from its

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dispositions of Underlying Fund shares against its ordinary income (including distributions derived from net short-term capital gains realized by an Underlying Fund).

In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to a Fund-of-Funds’ sales of Underlying Fund shares that have generated losses. A wash sale occurs if shares of an Underlying Fund are sold by a Fund-of-Funds at a loss and the Fund-of-Funds acquires additional shares of that same Underlying Fund 30 days before or after the date of the sale. The wash sale rules could defer losses in the hands of a Fund-of-Funds on sales of Underlying Fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.

As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gain that a Fund-of-Funds will be required to distribute to shareholders will be greater than such amounts would have been had the Fund-of-Funds invested directly in the securities held by the Underlying Funds, rather than investing in shares of the Underlying Funds. For similar reasons, the amount or timing of distributions from a Fund-of-Funds qualifying for treatment as a particular character (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had a Fund-of-Funds invested directly in the securities held by the Underlying Funds.

If a Fund-of-Funds were to own 20% or more of the voting interests of an Underlying Fund, subject to a safe harbor in respect of certain fund-of-funds arrangements, the Fund-of-Funds would be required to “look through” the Underlying Fund to its holdings and combine the appropriate percentage (as determined pursuant to the applicable Treasury Regulations) of the Underlying Fund’s assets with the Fund-of-Funds’ assets for purposes of satisfying the 25% diversification test described above.

Tax Treatment of Municipal Income Funds. Assuming that a Fund qualifies for the special tax treatment afforded to a regulated investment company, if at the close of each quarter of a taxable year of the Fund at least 50% of the value of the Fund’s total assets consists of certain obligations, the interest on which is excludible from gross income under Section 103(a) of the Code (“tax-exempt securities”), the Fund will qualify to pay “exempt-interest” dividends to its shareholders. Those dividends constitute the portion of aggregate dividends (excluding capital gains) as reported to you by a Fund, equal to the excess of the Fund’s excludible interest over certain amounts disallowed as deductions. Exempt-interest dividends paid by each Fund are generally exempt from regular federal income tax; however, the amount of such dividends must be reported on the recipient’s federal income tax return. If, at the close of each quarter of a Fund-of-Funds’ taxable year, at least 50 percent of the value of a Fund-of-Funds’ total assets is represented by interests in other regulated investment companies, a Fund-of-Funds is permitted to distribute exempt-interest dividends and thereby pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from Underlying Funds in which it invests, or interest on any tax-exempt obligations in which it directly invests, if any.

While each Fund that is a separate series of Municipal Income Fund (collectively, the “Municipal Income Funds”) endeavors to purchase only bona fide tax-exempt securities, there are risks that (i) a security issued as tax-exempt may be reclassified by the IRS, or a state tax authority, as taxable and/or (ii) future legislative, administrative, or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly with retroactive effect, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and, therefore, the value of a Fund, to decline.

Each Municipal Income Fund (other than High Income Municipal Bond Fund and Short Duration High Income Municipal Bond Fund) may invest up to 20% of its net assets in certain “private activity bonds” that generate interest that constitute items of tax preference that are subject to the U.S. federal alternative minimum tax for individuals or entities that are subject to such tax. High Income Municipal Bond Fund and Short Duration High Income Municipal Bond Fund may invest up to 100% of their net assets in these private activity bonds.

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All dividends, other than exempt-interest dividends, are taxable whether a shareholder takes them in cash or reinvests them in additional shares of a Fund. Each Municipal Income Fund may invest a portion of its portfolio in short-term taxable obligations and may engage in transactions generating gains or income that is not tax-exempt, such as selling or lending portfolio securities, purchasing non-municipal securities, acquiring debt obligations at a market discount, or entering into options and futures transactions. Dividends paid by a Fund from such taxable net investment income or net realized short-term capital gains are taxable to you as ordinary income. Since none of Municipal Income Funds’ income is derived primarily from sources that pay “qualified dividend income,” distributions from each Fund’s taxable net investment income generally will not qualify for taxation at the reduced tax rates available to individuals on qualified dividend income. In addition, Municipal Income Funds generally do not expect that any of a Fund’s dividends will qualify for a dividends-received deduction that might otherwise be available to corporate shareholders.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Municipal Income Fund may not be deductible, in whole or in part, for U.S. federal income tax purposes. The IRS may deem indebtedness to have been incurred for the purpose of acquiring or carrying shares of a Fund even though the borrowed funds may not be directly traceable to the purchase of shares.

Municipal Income Fund shares may not be an appropriate investment for “substantial users” of facilities financed by industrial development bonds, or persons related to such “substantial users.” Such persons should consult their tax advisors before investing in Fund shares.

Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits.

Certain investment practices that Municipal Income Funds may utilize, such as investing in options, futures, interest rate swaps, credit swaps, total return swaps, and options on swaps and interest rate caps, floors, and collars, may affect the amount, character, and timing of the recognition of gains and losses by the Funds. Such transactions may, in turn, affect the amount and character of Municipal Income Fund distributions and may result in the distribution of taxable income to you.

Although interest from tax-exempt bonds is generally not excludible from income for state and local income tax purposes, many states allow you to exclude the percentage of dividends derived from interest income on obligations of the state or its political subdivisions and instrumentalities if you are a resident of that state.

Many states also allow you to exclude from your state taxable income the percentage of dividends derived from certain federal obligations, including interest on some federal agency obligations.

Certain states, however, may require that a specific percentage of a Fund’s income be derived from state and/or federal obligations before such dividends may be excluded from state taxable income. Each Fund intends to provide to you on an annual basis information to permit you to determine whether Fund dividends derived from interest on state and/or federal obligations may be excluded from state taxable income.

Tax Treatment of Variable Funds. Special rules apply to insurance company separate accounts and the Variable Funds in which such insurance company separate accounts invest. For U.S. federal income tax purposes, the insurance company separate accounts that invest in a Variable Fund will be treated as receiving the income from the Variable Fund’s distributions to such accounts, and holders of Variable Contracts generally will not be taxed currently on income or gains realized with respect to such contracts, provided that certain diversification and “investor control” requirements are met. In order for owners of Variable Contracts to receive such favorable tax treatment, diversification requirements in Section 817(h) of the Code (“Section 817(h)”) must be satisfied. To determine whether such diversification requirements are satisfied, an insurance company that offers Variable Contracts generally may “look through” to the assets of a regulated investment company in which it owns shares if, among other requirements, (1) all the shares of the regulated investment company are held by segregated asset accounts of insurance companies and (2) public access to such shares is only available through the purchase of a variable

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contract, in each case subject to certain limited exceptions. This provision permits a segregated asset account to invest all of its assets in shares of a single regulated investment company without being considered nondiversified, provided that the regulated investment company meets the Section 817(h) diversification requirements. This “look through” treatment typically increases the diversification of the account, because a portion of each of the assets of the Underlying Fund is considered to be held by the segregated asset account. Because each Variable Fund expects that this look-through rule will apply in determining whether the Section 817(h) diversification requirements are satisfied with respect to the variable contracts invested in the insurance company separate accounts that own shares in the Fund, each Variable Fund intends to comply with the Section 817(h) diversification requirements. If a Variable Fund failed to qualify as a regulated investment company, the insurance company separate accounts investing in the Variable Fund would no longer be permitted to look through to the Variable Fund’s investments and, thus, would likely fail to satisfy the Section 817(h) diversification requirements.

A Variable Fund can generally satisfy the Section 817(h) diversification requirements in one of two ways. First, the requirements will be satisfied if each Variable Fund invests not more than 55 percent of the total value of its assets in the securities of a single issuer; not more than 70 percent of the value of its total assets in the securities of any two issuers; not more than 80 percent of the value of its total assets in the securities of any three issuers; and not more than 90 percent of the value of its total assets in the securities of any four issuers. Alternatively, the diversification requirements will be satisfied with respect to Variable Fund shares owned by insurance companies as investments for variable contracts if (i) no more than 55 percent of the value of the Variable Fund’s total assets consists of cash, cash items (including receivables), U.S. Government securities, and securities of other regulated investment companies, and (ii) the Variable Fund satisfies the additional diversification requirements for qualification as a regulated investment company under Subchapter M of the Code discussed above. For purposes of the Section 817(h) diversification rule, all securities of the same issuer are considered a single investment. In the case of government securities, each United States government agency or instrumentality is generally treated as a separate issuer. In addition, to the extent any security is guaranteed or insured by the U.S. or an instrumentality of the U.S., it will be treated as having been issued by the U.S. or the instrumentality, as applicable.

A Variable Fund will be considered to be in compliance with the Section 817(h) diversification requirements if it is adequately diversified on the last day of each calendar quarter. A Variable Fund that meets the diversification requirements as of the close of a calendar quarter will not be considered nondiversified in a subsequent quarter because of a discrepancy between the value of its assets and the diversification requirements unless the discrepancy exists immediately after the acquisition of any asset and is attributable, in whole or in part, to such acquisition.

If the segregated asset account investing in the Variable Fund is not adequately diversified at the required time and the correction procedure described below is not available, a Variable Contract based on the account during the specified time will not be treated as an annuity or life insurance contract within the meaning of the Code and all income accrued on the Variable Contract for the current and all prior taxable years will be subject to current federal taxation at ordinary income rates to the holders of such contracts. The Variable Contract will also remain subject to a current taxation for all subsequent tax periods regardless of whether the Fund or separate account becomes adequately diversified in future periods.

In certain circumstances, an inadvertent failure to satisfy the Section 817(h) diversification requirements can be corrected, but generally will require the payment of a penalty to the IRS. The amount of such penalty will be based on the tax the contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure also could result in adverse tax consequences for the insurance company issuing the contracts.

In addition to the Section 817(h) diversification requirements, “investor control” limitations also are imposed on owners of Variable Contracts. The IRS has issued rulings addressing the circumstances in which a Variable Contract holder’s control of the investments of the insurance company separate account may cause the holder, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the holder is considered the owner of the securities underlying the separate

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account, income, and gains produced by those securities would be included currently in the holder’s gross income. In determining whether an impermissible level of investor control is present, one factor the IRS considers is whether a Variable Fund’s investment strategies are sufficiently broad to prevent a Variable Contract holder from being deemed to be making particular investment decisions through its investment in the separate account. For this purpose, current IRS guidance indicates that typical fund investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad. Most, although not necessarily all, of the Variable Funds have objectives and strategies that are not materially narrower than the investment strategies held not to constitute an impermissible level of investor control in recent IRS rulings (such as large company stocks, international stocks, small company stocks, mortgage-backed securities, money market securities, telecommunications stocks, and financial services stocks).

The above discussion addresses only one of several factors that the IRS considers in determining whether a Variable Contract holder has an impermissible level of investor control over a separate account. Variable Contract holders should consult with their own tax advisors, as well as the prospectus relating to their particular Variable Contract, for more information concerning this investor control issue.

In the event that there is a legislative change or the IRS or Treasury Department issues rulings, regulations, or other guidance, there can be no assurance that a Variable Fund will be able to operate as currently described, or that a Variable Fund will not have to change its investment objective or investment policies. While a Variable Fund’s investment objective is fundamental and may be changed only by a vote of a majority of its outstanding shares, the investment policies of the Variable Funds may be modified as necessary to prevent any prospective rulings, regulations, or legislative change from causing Variable Contract owners to be considered the owners of the shares of a Variable Fund.

For a discussion of the tax consequences to owners of Variable Contracts of Variable Fund distributions to insurance company separate accounts, please see the prospectus provided by the insurance company for your Variable Contract. Because of the unique tax status of Variable Contracts, you also should consult your tax advisor regarding the tax consequences of owning Variable Contracts under the federal, state, and local tax rules that apply to you.

Additional Tax Information Applicable to All Funds. The foregoing discussion addresses only the U.S. federal income tax consequences applicable to shareholders who are subject to U.S. federal income tax, hold their shares as capital assets, and are U.S. persons (generally, U.S. individual citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if (i) a court within the U.S. is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trusts or (ii) the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person. The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares generally will depend upon the status of the owner and the activities of the pass-through entity. Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts, or entities. If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consult your tax advisor regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicability of U.S. gift and estate taxes.

The tax rules of the various states of the U.S. and their local jurisdictions with respect to distributions from a Fund can differ from the U.S. federal income tax rules described above.

Because everyone’s tax situation is unique, you should consult your tax advisor regarding the treatment of distributions under the federal, state, local, and foreign tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of your Fund shares.

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APPENDIX A

LORD, ABBETT & CO. LLC
LORD ABBETT FUNDS

DISCLOSURE OF PORTFOLIO HOLDINGS

POLICY AND PROCEDURES

I. POLICY SCOPE

A. Lord Abbett owes a fiduciary duty to each of its clients and must act in each client’s best interest. Inappropriate disclosure of Portfolio Holdings could enable a third party to engage in trading activity that negatively impacts Clients. Therefore, Lord Abbett will not release Portfolio Holdings in a manner that is inconsistent with our Clients’ interests or otherwise in conflict with this Policy.

B. Lord Abbett will address the disclosure of Portfolio Holdings in accordance with the following principles:

1. Unless an exception is available under the Policy, Lord Abbett will not prematurely provide Portfolio Holdings to any unaffiliated third party;

2. Subject to the exceptions listed below, Lord Abbett will not disclose any information related to its potential interest in buying or selling securities or other instruments on behalf of Client accounts; and

3. Neither Lord Abbett nor any affiliate, or any Fund, may receive compensation, directly or indirectly, in connection with the disclosure of Portfolio Holdings. Lord Abbett, however, may receive compensation from sponsors of managed account programs for providing data and constructing model portfolios

C. Portfolio Holdings Defined. The term “Portfolio Holdings” refers to any information that identifies one or more investments currently held by a Client account. Portfolio Holdings include any information that identifies the issuer of the securities or other instrument even if the security type (e.g., common stock or bond) or size of the position is not disclosed. Portfolio Holdings also includes the holdings of a model account.

II. PERMITTED DISCLOSURE

A. Seasoned Portfolio Holdings. Concerns about the materiality of Portfolio Holdings recede over time and the ability of a third party to misuse this information to the disadvantage of Lord Abbett and its Clients dissipates. Therefore, Lord Abbett may freely provide Portfolio Holdings as of any date and for any period in accordance with the following schedule (“Schedule”):

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TYPE OF STRATEGY	LIST OF TOP 10 PORTFOLIO HOLDINGS	COMPLETE LIST OF PORTFOLIO HOLDINGS
Equity and Fixed Income (except as noted below)	15 day delay	30 day delay
Micro Cap Growth	15 day delay	Until the public release of the Portfolio Holdings in the Annual Report; Semi-Annual Report; or quarterly holdings report
Each Fund-of-Funds	No delay	No delay
Money Market	1 day after reporting date or period	1 day after reporting date or period

For purposes of the Policy, and Schedule above, the “Top 10 Portfolio Holdings” may include up to ten issues or issuers, compiled or ranked according to any objective criteria, including (but not limited to):

• Portfolio asset weighting;

• Overweight or underweight in the portfolio relative to an index or other benchmark; or

• Contribution to, or detraction from, portfolio performance, whether absolute or relative to an index or other benchmark.

Disclosure of Portfolio Holdings of each Fund-of-Funds is limited to the Fund’s investments in the underlying Funds. Disclosure of the indirect Portfolio Holdings of a Fund-of-Fund’s (i.e., the Portfolio Holdings of the underlying Funds that are indirectly held by an Asset Allocation Fund) is subject to the appropriate restrictions.

B. Aggregate, Composite or Descriptive Information. Lord Abbett may freely disclose aggregate, composite or descriptive information about Portfolio Holdings without violation of this Policy, as long as the release of this information will not disadvantage Clients. Examples of this information include the following:

1. Performance attribution information based on industry, sector or geographic exposure;

2. Allocation among asset classes, regions, countries, industries or sectors; Portfolio statistical information, such as price-to-earnings ratio, yield, duration, or credit quality information; and

3. Portfolio risk characteristics (i.e. standard deviation or Sharpe ratio).

III. AUTHORIZED EXCEPTIONS

The following is a list of circumstances in which Portfolio Holdings can be disclosed in advance of the Schedule above.

A. Portfolio Holdings Provided to Financial Intermediaries and Service Providers, and Portfolio Evaluators and Data Providers. Lord Abbett may provide Portfolio Holdings in advance of their general public availability under the Schedule if such advance disclosure is provided to:

1. Financial intermediaries with whom the Funds’ or the Funds’ principal underwriter, Lord Abbett Distributor LLC, has an agreement in connection with the purchase, redemption and/or exchange of Fund shares. Lord Abbett may not provide Portfolio Holdings to such financial intermediaries more frequently than monthly, with a one day lag period;

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2. Any Fund service provider with such frequency and delay as the officers of the Fund, in consultation with Lord Abbett’s General Counsel (“GC”) or Chief Compliance Officer (“CCO”), or their respective designees (“GC and CCO”), deem appropriate to the service being provided to the Fund. Such service providers include the Funds’ custodian, independent registered public accounting firm, legal counsel, financial printer, independent legal counsel for the Funds’ Independent Directors/Trustees, and proxy voting services vendor;

3. Portfolio evaluators, such as Morningstar, Inc. and Lipper Analytical Services, Inc. (“Portfolio Evaluators”), which receive Portfolio Holdings and publish information regarding relative Fund performance and Portfolio Holdings; and

4. Data Providers, such as Bloomberg, which are a source of statistical information, including Portfolio Holdings, to the securities markets generally.

In each case described: (a) there must be a legitimate business purpose for releasing Portfolio Holdings in advance of Lord Abbett’s release of such information to the public generally; (b) the relevant third party must have entered into a confidentiality agreement or another agreement including confidentiality provisions (“Confidentiality Agreement”) that meets the requirements of this Policy or be subject to a professional duty to maintain the confidentiality of client information; and (c) in the case of Portfolio Evaluators and Data Providers, the firm must have agreed in writing not to release Portfolio Holdings prior to this information becoming available to the general public under the Schedule above.

B. Portfolio Holdings Provided to Advisory Clients and Related Parties. Lord Abbett may provide Portfolio Holdings of an institutional separate account Client or program sponsor of a separately managed or model-based account program (“Sponsor”) to the following:

1. A Client (with respect to that Client’s Portfolio Holdings, or a model or representative account based on the same strategy);

2. A consultant or other advisor to such Client (“Consultant”) pursuant to written Client direction;

3. A Sponsor of a separately managed account program (excluding model-based managed account programs) and the financial consultants representing the Sponsor of such program, but only with respect to an actual account or accounts managed by Lord Abbett or a model portfolio that is the basis for Lord Abbett’s management of accounts in the Sponsor’s program;

4. A Sponsor of a model-based account program (e.g., Unified Management Account program) and the financial consultants representing the Sponsor of such program, but only with respect to the model portfolio maintained by Lord Abbett and delivered to such Sponsor; and

5. An investment adviser or its written designee responsible for hiring Lord Abbett as a sub-adviser with respect to the Portfolio Holdings of the sub-advised account.

Lord Abbett expects each Sponsor to protect the confidentiality of the portfolio information it receives by not disclosing this information to the Sponsor’s prospective clients or other third parties until the Portfolio Holdings of the related investment strategy are publicly available in accordance with the Schedule.

C. Portfolio Holdings Provided by Investment Personnel. To the extent consistent with applicable regulatory requirements, Lord Abbett’s portfolio managers, securities analysts,

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and traders (collectively, “Investment Personnel”) may provide Portfolio Holdings in advance of the general public availability of the Portfolio Holdings under the Schedule, provided that:

1. The Investment Personnel provide Portfolio Holdings solely to persons who are bona fide sources of securities or market analytical information; or to broker-dealers with which Lord Abbett engages in portfolio trades (each, an “Authorized Recipient”);

2. The Portfolio Holdings are provided solely to enhance the information and/or services provided by the Authorized Recipient, or to assist in the execution of trades and the implementation of portfolio transactions for Clients;

3. To the extent Investment Personnel provide to an Authorized Recipient a list of 10 or more issuers representing Portfolio Holdings (“Watch List”), the following conditions are met:

a. The Watch List is comprised solely of issuer names, tickers, or other issuer identifiers, and includes an equal or greater number of securities/issuers that are not Portfolio Holdings (but may be of interest to Lord Abbett); or

b. The Authorized Recipient has entered into a Confidentiality Agreement; and

c. Lord Abbett’s Chief Investment Officer, or designee, appropriately supervises the disclosure of Portfolio Holdings in accordance with this Section.

D. Portfolio Holdings Provided to Prospective Clients and their Advisors. Prospective Clients, and their advisors, including Sponsors of separately managed and model-based account programs, may request recent Portfolio Holdings for purposes of determining whether to engage Lord Abbett as investment adviser, sub-adviser or model account provider. Firms that request this type of information understand the need to maintain the confidentiality of the information and to restrict the ability of employees and third parties from acting on this information in an inappropriate manner. Lord Abbett therefore may provide such information, provided that the Prospective Client and/or advisor has entered into a Confidentiality Agreement.

E. Portfolio Holdings Provided to Transition Managers. In connection with new and terminating accounts, or significant cash flows to and from existing Client accounts, Clients may choose to employ a “transition manager.” A transition manager helps to assist institutional investors with new manager assignments or significant cash flows with respect to existing relationships so as to achieve the desired portfolio exposure in a timely, risk controlled and cost effective manner. To achieve their objective, transition managers need to obtain current Portfolio Holdings. Firms that provide transition management services understand that they will receive sensitive information and recognize the need to maintain the privacy of this information and to have in place policies and procedures to avoid the misuse of this information. Therefore, Lord Abbett may provide Portfolio Holdings to transition managers in connection with advisory assignments or significant cash flows for existing Clients provided that the transition manager has entered into a Confidentiality Agreement.

F. Disclosures Required by Law or Regulation. Nothing contained herein is intended to prevent the disclosure of Portfolio Holdings that is required by applicable law or regulation. For example, Lord Abbett may file any report required by applicable law or

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regulation (i.e. Forms N-Q and N-CSR), and respond to requests from any court, or law enforcement or regulatory agency, with appropriate jurisdiction.

G. Other Disclosure. There may be situations in which Portfolio Holdings could be disclosed in a manner that is consistent with but not specifically contemplated by the Policy. Lord Abbett may provide Portfolio Holdings in these situations provided that such disclosure is consistent with the principles of this Policy and has been approved in advance by the GC or CCO. In determining whether to approve such disclosure, the GC or CCO shall consider: (a) whether there is a legitimate business purpose in providing this information on a selective basis; (b) the nature of the recipient of the information and whether the recipient recognizes the need or has a fiduciary or professional duty to avoid premature disclosure of this information to another third party; (c) whether it is necessary to require the recipient to enter into a Confidentiality Agreement to protect the interests of Clients; (d) the extent to which the recipient has adopted procedures to ensure that such information remains confidential and is not misused; and (e) whether such disclosure is consistent with the interests of Clients. In making these determinations, the GC or CCO shall consult to the extent necessary with any Lord Abbett partner or employee.

IV. CONFIDENTIALITY AGREEMENTS

When Lord Abbett provides Portfolio Holdings pursuant to a Confidentiality Agreement under this Policy, the agreement must require that, among other things, neither the recipient nor any of its officers, employees or agents may or will take any inappropriate action based on the Portfolio Holdings provided by Lord Abbett. The Confidentiality Agreement must be executed by an authorized officer of the Fund or an authorized member of Lord Abbett, as the case may be. The Legal Department shall be responsible for reviewing and approving all Confidentiality Agreements, for maintaining these agreements and the list of parties receiving Portfolio Holdings pursuant to such agreements, and for any related disclosure of this information.

V. RECORD-KEEPING

Any records required to be retained shall be retained in accordance with Lord Abbett’s Records and Information Management Policy and applicable record retention schedules.

Effective Date: June 2019 (revised Policy)

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APPENDIX B

FUND PORTFOLIO INFORMATION RECIPIENTS

The following is a list of the third parties that are eligible to receive portfolio holdings or related information pursuant to ongoing arrangements under the circumstances described above under “Disclosure of Portfolio Holdings” in Part II:

Portfolio Holdings[1]

Abel/Noser Corp.	Daily
Allfunds Bank	Monthly

Becker, Burke Associates	Monthly
Berthel Schutter	Monthly
Bloomberg L.P.	Daily

BNY Mellon	Monthly

Callan Associates Inc.	Monthly
Cambridge Associates LLC	Monthly

CJS Securities, Inc.	Daily
CL King & Associates	Monthly
Concord Advisory Group Ltd.	Monthly
CTVglobemedia f/k/a Bell GlobeMedia Publishing Co.	Monthly
Curcio Webb	Monthly
Deloitte & Touche LLP	As Requested
Edward D. Jones & Co., L.P.	Monthly
Evaluation Associates, LLC	Monthly
FactSet Research Systems, Inc.	Daily
Financial Model Co. (FMC)	Daily
Hartland & Co.	Monthly
Institutional Shareholder Services, Inc. (ISS)	Daily
Investment Technology Group (ITG)	Daily
Jeffrey Slocum & Associates, Inc.	Monthly
JP Morgan Securities, Inc.	Monthly
Lipper Inc., a Reuters Company	Monthly
Longbow Research	Monthly
Merrill Lynch, Pierce, Fenner & Smith, Incorporated	Monthly
Morningstar Associates, Inc., Morningstar, Inc.	Daily

MSCI	Monthly

Muzea Insider Consulting Services	Weekly
Nock, Inc.	Daily
Pierce Park Group	Monthly
Reuters America LLC	Daily
Rocaton Investment Advisors, LLC	Monthly
Rogerscasey	Monthly
Ropes & Gray LLP	As Requested
SG Constellation LLC	Daily
State Street Corporation	Daily
Sungard Expert Solutions, Inc.	Daily
The Marco Consulting Group	Monthly

The Yield Book, Inc.	Daily

Towers Watson Investment Services, Inc. f/k/a Watson Wyatt Worldwide	Monthly

1 Each Fund may provide its portfolio holdings to (a) third parties that render services to the Funds relating to such holdings (i.e., pricing vendors, ratings organizations, custodians, external administrators, independent registered public accounting firms, counsel, etc.) as appropriate to the service being provided to the Funds, on a daily, monthly, calendar quarterly or annual basis, and (b) third party consultants on a daily, monthly, or calendar quarterly basis for the purpose of performing their own analyses with respect to the Fund within one day following each calendar period end.

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B-1

APPENDIX C

PROXY VOTING POLICY

March 2026

APPLIES TO:

• Lord, Abbett & Co. LLC, and its advisory affiliates (the “Lord Abbett Advisers”)

• Lord Abbett Family of Funds

• Lord Abbett Alternatives Funds

RISKS ADDRESSED BY THIS POLICY:

• Proxies are not voted in the best interests of clients.

• Proxies are not identified and voted in a timely manner.

• Conflicts between an adviser’s interests and those of the client are not identified and addressed.

RELEVANT LAW AND OTHER SOURCES

• Rule 206(4)-6 of the Investment Advisers Act

• Rule 204-2 of the Investment Advisers Act

• Rule 14Ad-1 of the Securities Exchange Act

• Form N-PX

RELATED POLICIES AND PROCEDURES

• Conflicts of Interest Policy

• Sustainable Investing at Lord Abbett: Our Approach

I. POLICY SCOPE

Lord, Abbett & Co. LLC, and its advisory affiliates (the “Lord Abbett Advisers”) view proxy voting as an important element of the portfolio management services they provide to advisory clients who have granted the Lord Abbett Advisers with the authority to vote proxies on their behalf. The Lord Abbett Advisers will vote proxies in a prudent and diligent manner and in the best interests of clients in accordance with their fiduciary obligations or in accordance with written client instructions, if applicable. In this regard, the Lord Abbett Advisers seek to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, the guiding principle of the Lord Abbett Advisers’ approach to proxy voting is the belief that effective proxy voting creates a sound corporate governance framework that best serves the long-term interests of a company’s shareholders. Proxy voting decisions are made with the objective of enhancing long-term investment performance, rather than to advance non-investment objectives.

This Proxy Voting Policy (the “Policy”) and the related proxy voting guidelines set forth in Appendix A (the “Guidelines”) were developed to implement the Lord Abbett Advisers’ proxy voting philosophy and address a broad range of issues that arise most frequently. These Guidelines are not exhaustive, and these Guidelines represent our general views. The Lord Abbett Advisers will vote in their discretion on any specific proposal consistent with a client’s long term best interest. The Lord Abbett Advisers are not obligated to vote pursuant to the Guidelines, and, when voting, will review each matter on a case-by-case basis. In limited circumstances, such as when voting options are constrained or adequate information is unavailable or in connection with certain conflicts of interest (as determined by the SPC (as

This policy is proprietary and may not be distributed to, or shared with, any third-parties, unless required by applicable law or approved by Lord Abbett Global Compliance.

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defined below)), the Lord Abbett Advisers may determine that abstaining is the most appropriate course of action.

Certain terms used in this Policy are defined in Section VII.

II. OVERVIEW

Investment teams vote proxies on behalf of: (i) pooled investment vehicles advised by a Lord Abbett Adviser, including the Lord Abbett Family of Funds and the Lord Abbett Alternatives Funds (the “Lord Abbett Funds”); and (ii) advisory clients that have explicitly granted a Lord Abbett Adviser the authority to vote proxies on their behalf. The Lord Abbett Advisers will generally vote proxies in accordance with the Guidelines, unless the client has provided specific proxy voting instructions in writing.

• Securities held across multiple client accounts: When multiple investment teams manage one or more portfolios that hold the same voting security, the Proxy Governance Team may engage with the investment teams, as needed, to determine a vote recommendation. In these situations, the Lord Abbett Advisers will generally vote with the investment team that manages the largest number of shares of the security.

• Foreign security considerations: Voting proxies of companies located in certain jurisdictions may raise issues that will restrict or prevent the ability to vote such proxies or entail significant costs. These issues include but are not limited to: (i) ballots written in a language other than English: (ii) untimely or insufficient notice of shareholder meetings; and (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes. Accordingly, a Lord Abbett Adviser will vote non-U.S. proxies on a reasonable best-efforts basis only, after weighing the costs and benefits of voting such proxies.

In certain foreign jurisdictions the voting of proxies can result in other restrictions that have an economic impact or cost to the security, such as “share blocking.” Share blocking would prevent a Lord Abbett Adviser from selling the shares of the foreign security for a period of time if the Lord Abbett Adviser votes the proxy. In determining whether to vote proxies subject to such restrictions, the Lord Abbett Advisers, in consultation with the Proxy Governance Team, consider whether the vote itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Accordingly, the Lord Abbett Advisers may determine not to vote such proxies.

• Securities lending: Certain Lord Abbett Funds may participate in a securities lending program. In circumstances where shares are on loan, the voting rights of those shares are transferred to the borrower. A Lord Abbett Adviser will generally attempt to recall all securities that are on loan prior to the meeting record date, so that the relevant Fund will be entitled to vote those shares. However, a Lord Abbett Adviser may be unable to recall shares or may choose not to recall shares for several reasons, including if timely notice of a meeting is not received or if the Lord Abbett Adviser determines that the opportunity for the Fund to generate securities lending revenue outweighs the benefits of voting.

This policy is proprietary and may not be distributed to, or shared with, any third-parties, unless required by applicable law or approved by Lord Abbett Global Compliance.

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Clients other than the Lord Abbett Funds may participate in externally managed securities lending programs. In these cases, client preference, operational processes, and other factors determine whether the loaned securities are recalled.

• Funds of funds: Certain Lord Abbett Funds are structured as funds of funds and invest their assets primarily in other Lord Abbett Funds (the “Funds of Funds”). Accordingly, a Fund of Funds is a shareholder in an underlying Lord Abbett Fund (the “Underlying Fund”) and may be requested to vote on a matter pertaining to such Underlying Fund. With respect to any such scenario, the Fund of Funds shall vote its shares of the Underlying Fund in accordance with the recommendation set forth in the proxy statement.

A Fund of Funds may also invest in funds that are not affiliated with the Fund of Funds (the “Unaffiliated Underlying Fund”). If a Fund of Fund’s ownership in an Unaffiliated Underlying Fund exceeds 25% of the voting securities of the Unaffiliated Underlying Fund (10% for a business development company or closed end fund), the Fund of Funds will vote its shares in the Unaffiliated Underlying Fund in the same proportion as the votes of all other shareholders of the Unaffiliated Underlying Fund.

III. CONFLICTS OF INTEREST

There may be occasions where voting a proxy may present a perceived or actual conflict of interest between the Firm, including the Lord Abbett Advisers, and one or more clients or vendors. For example:

• Firm-level: A conflict of interest may exist if the Firm has a material business relationship with either the issuer soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Such relationships may include, among others, when the company soliciting the proxy is a client or serves as a vendor or service provider to the Firm, a Lord Abbett Adviser, or the Lord Abbett Funds.

When Firm-level conflicts exist, it is possible that by voting against the company management recommendations, the Firm may lose revenue or jeopardize a strategic business relationship.

• Individual: A conflict may exist where a Firm employee has a known personal or business relationship with participants in proxy contests, corporate directors or candidates for directorship. Firm employees must always act in the best interests of clients and must avoid any situation that gives rise to an actual or perceived conflict of interest.

Individuals with proxy voting responsibilities must report any known personal or business conflicts of interest regarding proxy issues with which they are involved to the Proxy Governance Team. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.

When conflicts of interest arise in connection with proxy voting, the Firm’s Standards & Practices Committee (“SPC”) serves as the primary point of escalation. (See Section IV).

This policy is proprietary and may not be distributed to, or shared with, any third-parties, unless required by applicable law or approved by Lord Abbett Global Compliance.

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IV. PROXY GOVERNANCE: OVERSIGHT AND ADMINISTRATION

Proxy Governance Team

The Proxy Governance Team oversees the proxy voting process. Absent a conflict of interest, the Proxy Governance Team will review all relevant information pursuant to the voting process and communicate the decision to the Proxy Service Provider.

Proxy Service Provider

The Lord Abbett Advisers have retained an independent third-party service provider (the “Proxy Service Provider”) to analyze proxy issues and recommend how to vote on those issues, and to support the administration of the proxy process.

When voting proxies, the Lord Abbett Advisers consider the recommendations of the Proxy Service Provider but make an independent voting decision while taking into account the best interest of clients, including the Lord Abbett Funds and their shareholders.

The Proxy Governance Team is also responsible for oversight of the Proxy Service Provider and performs periodic due diligence which includes conflicts of interest, methodologies for developing vote recommendations, changes in leadership and resources.

Standards & Practices Committee

The SPC serves as a point of escalation for proxy voting matters that pose a conflict of interest and involve a vote in favor of company management’s recommendation. In those circumstances, the matter shall be reviewed by the SPC for resolution of the issue. SPC will consider the recommendation of the Proxy Service Provider as well as the best interest of clients, including the Lord Abbett Funds and their shareholders.

V. OTHER MATTERS

Material Non-Public Information

On occasion, a proxy solicitor may contact investment or other personnel in advance of the distribution of proxy solicitation materials to solicit support for certain proposals. This contact and subsequent discussion may result in the receipt of material, non-public information by the investment person or other recipient. In such a case, Global Compliance must be contacted immediately, and such information may not be shared with others at the Firm, and no trading or recommendation regarding trading may be done or made while in possession of such information, in each case without the approval of Global Compliance.

In certain circumstances, it may be appropriate to share the Lord Abbett Advisers’ general approach to voting certain issues. However, employees are prohibited from disclosing to proxy solicitors or other third parties how a Lord Abbett Adviser is expecting to vote during a pre-solicitation communication without the prior approval of Global Compliance. Employees who are contacted in advance of the distribution of proxy solicitation materials must contact the Proxy Governance Team immediately.

This policy is proprietary and may not be distributed to, or shared with, any third-parties, unless required by applicable law or approved by Lord Abbett Global Compliance.

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Shareholder Resolutions

The Lord Abbett Advisers may consider sponsoring or co-sponsoring a shareholder resolution to address an issue of concern if engagement and proxy voting are deemed to be ineffective. In such a case, the Legal Department must be consulted.

VI. REGULATORY FILINGS AND REPORTING

Filings

The Lord Abbett Advisers make their proxy voting records publicly available in compliance with applicable regulatory requirements and industry best practices:

• The Lord Abbett Funds and the applicable Lord Abbett Alternatives Funds shall annually disclose their proxy voting record for the most recent 12-month period ended June 30 on Form N-PX and shall post a link to the completed Form N-PX on the Lord Abbett Funds’ public website.

• The Lord Abbett Advisers that are Form 13F filers shall annually report on Form N-PX how it voted proxies concerning certain shareholder advisory votes on executive compensation (“say on pay”).

• If a Lord Abbett Adviser serves as a sub-adviser to a registered investment company with a Form N-PX filing requirement (a “Sub-Advised Fund”), the Lord Abbett Adviser shall, upon request, promptly furnish the Sub-Advised Fund’s proxy voting information to the sponsor of the Sub-Advised Fund.

Reporting

At least annually (and if applicable) the Proxy Governance Team shall provide the Boards of the Lord Abbett Funds with a proxy voting report which shall include, among other things, the results of the most recently completed proxy voting season, conflicts of interest resolution, including conflicts that were escalated to the SPC and the outcome of such votes, proxies involving foreign securities, proxies involving securities on loan, enhancements or changes made to this Policy or the Guidelines and any other proxy voting information that the Boards or their counsel shall request.

VII.  DEFINED TERMS

Firm means Lord, Abbett & Co. LLC, and its affiliates.

Investment Advisers Act means the U.S. Investment Advisers Act of 1940, as amended.

Investment Company Act means the U.S. Investment Company Act of 1940, as amended.

Lord Abbett Advisers means Lord, Abbett & Co. LLC, and its advisory affiliates.

Lord Abbett Alternatives Funds means the family of funds consisting of: (i) closed-end investment companies that have elected to be regulated as business development companies

This policy is proprietary and may not be distributed to, or shared with, any third-parties, unless required by applicable law or approved by Lord Abbett Global Compliance.

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under the Investment Company Act and advised by a Lord Abbett Adviser, and (ii) the closed-end interval funds registered under the Investment Company and advised by a Lord Abbett Adviser.

Lord Abbett Family of Funds means the family of open-end mutual funds registered under the Investment Company Act and advised by a Lord Abbett Adviser.

Lord Abbett Funds means collectively, the Lord Abbett Family of Funds and the Lord Abbett Alternative Funds.

Proxy Governance Team means the team within the Office of the Chief Operating Officer (Investments) that is responsible for the oversight of the proxy voting process for the Lord Abbett Advisers.

SEC means the U.S. Securities and Exchange Commission.

Securities Act means the U.S. Securities Act of 1933, as amended.

This policy is proprietary and may not be distributed to, or shared with, any third-parties, unless required by applicable law or approved by Lord Abbett Global Compliance.

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APPENDIX A

PROXY VOTING GUIDELINES

The Lord Abbett Advisers’ Proxy Voting Guidelines pertaining to specific issues are set forth below. Proposals will generally be voted consistent with these Guidelines but may deviate based on the facts and circumstances of the matter under consideration.

Corporate Governance

Investors and businesses have benefited from positive changes in corporate governance. Shareholders have taken a more active role in businesses in which they invest, and companies are communicating more with shareholders. Companies are more conscious of the need for transparent and effective governance policies, and there has been progress in the evolution of these practices. Companies with a principled governance approach are better positioned to manage the risks inherent in business and recognize opportunities that help deliver sustainable growth and returns for shareholders. In formulating an approach, the Lord Abbett Advisers are focused on best practice standards for governance, including industry approved frameworks and guidance.

Directors

A company’s board of directors oversees all aspects of its business. Companies and, under certain circumstances, their shareholders, may nominate directors for election by shareholders. In evaluating the candidacy of a director nominee to the board of a company, the Lord Abbett Advisers will consider the following factors, among others:

• the nominee’s experience, qualifications, attributes, and skills, as disclosed in the company’s proxy statement;

• the composition of the board and its committees

• whether the nominee is independent of the company’s management;

• the nominee’s board meeting attendance;

• the nominee’s history of representing shareholder interests on the company’s board or other boards;

• the total number of outside board positions held by the nominee;

• the nominee’s investment in the company;

• the company’s long-term performance relative to a relevant market index; and

• takeover activity.

We may withhold votes for some or all a company’s director nominees on a case-by-case basis. In evaluating an audit, nominating, governance, or compensation committee nominee’s candidacy, the Lord Abbett Advisers will consider additional factors related to the specific committee’s oversight responsibilities.

Competent boards add value and represent shareholders’ perspectives effectively during board deliberations. Companies with effective boards have a competitive advantage, as boards provide invaluable oversight and actively contribute to critical management choices that bolster long-term

This policy is proprietary and may not be distributed to, or shared with, any third-parties, unless required by applicable law or approved by Lord Abbett Global Compliance.

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financial performance. With this in mind, the Lord Abbett Advisers believe companies that draw from a larger pool of candidates and attract and retain a diversity of talent from many backgrounds are better positioned for long-term, sustainable success. The Lord Abbett Advisers encourages boards to periodically assess director qualifications and skills to ensure relevant experience and diverse perspectives are represented.

The Lord Abbett Advisers believe that diversity and inclusivity present the flow of novel perspectives and skills that lead to overall better risk management and the company’s competitiveness over time. We encourage boards to pursue diversity and inclusivity. We recognize that diversity can be defined across a number of dimensions. However, if a board is to be considered meaningfully diverse, we take the view that diversity across gender, race, or ethnicity should be evident.

The Lord Abbett Advisers will consider their engagement history with a company and vote on proposals related to board diversity on a case-by-case basis taking into consideration if the company has articulated a plan for advancing diversity on the board.

Governance Practices

The Lord Abbett Advisers may consider a vote against, or withhold votes for, certain director nominees at companies that have material governance shortcomings, including those implemented at the time of an initial public offering, with no articulated plan to sunset certain provisions. Governance shortcomings may include dual-class voting structures, or supermajority vote standards, among others.

Majority Voting

The Lord Abbett Advisers generally favor a majority voting standard, under which director nominees are elected by an affirmative majority of the votes cast and we will generally support proposals that seek to adopt a majority voting standard.

Board Classification

The Lord Abbett Advisers generally believe that directors should be elected annually and will typically support proposals that seek to remove a classified board structure though not for investment products (such as business development companies) where such structures are usual and customary. When evaluating board classification proposals, the following factors may be considered, among others:

• the company’s long-term strategic plan;

• the extent to which continuity of leadership is necessary to advance that plan; and

• the need to guard against takeover attempts.

This policy is proprietary and may not be distributed to, or shared with, any third-parties, unless required by applicable law or approved by Lord Abbett Global Compliance.

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Board Independence

Director independence – from management, significant shareholders, or other related parties – is a key principle of sound corporate governance. The Lord Abbett Advisers encourage boards to have a sufficient number of independent directors, free from conflicts of interest or undue influence, to ensure objectivity in the board’s decision-making and oversight of the company’s management. We generally consider it a sound practice for the board to be comprised of a majority of independent members.

Circumstances that may raise questions as to independence include, but are not limited to:

• current or recent employment at the company or a related entity;

• being, or representing, a shareholder with a substantial ownership interest in the company;

• having any other interest, business or other relationship which could, or be perceived to, materially interfere with a director’s ability to act in the best interests of the company and its shareholders.

We may withhold votes or vote against non-independent board nominees if their election would cause a majority of board members to be non-independent.

Independent Board Chair

Proponents of proposals to require independent board chair seek to enhance board accountability and mitigate a company’s risk-taking behavior by requiring that the role of the chair of the company’s board of directors be filled by an independent director. The Lord Abbett Advisers vote on a case-by-case basis on proposals that call for an independent board chair, and will consider a variety of factors, including whether we believe that a company’s governance structure promotes independent oversight through other means, such as a lead director, a board composed of a majority of independent directors, or independent board committees. In evaluating independent chair proposals, we will focus on the presence of a lead director, who is an independent director designated by a board with a non-independent chair to serve as the primary liaison between company management and the independent directors and act as the independent directors’ spokesperson.

Overboarding

The Lord Abbett Advisers believe that director nominees should be able to dedicate sufficient time to each of the companies they represent to fully execute their board oversight responsibilities. It is important that directors not be “overboarded” to avoid excessive time-commitments and provide consistent contributions to all boards on which they serve. We may vote against directors that we deem to be “overboarded” and will consider voting against director nominees if they sit on more than four public company boards, or if they are an active executive who sits on more than two outside public company boards.

This policy is proprietary and may not be distributed to, or shared with, any third-parties, unless required by applicable law or approved by Lord Abbett Global Compliance.

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Compensation and Benefits

The Lord Abbett Advisers pay particular attention to the nature and amount of compensation paid by a company to its executive officers and other employees. Because a company has exclusive knowledge of material information not available to shareholders regarding its business, financial condition, and prospects, the company itself usually is in the best position to make decisions about compensation and benefits. However, we believe that companies should provide detailed disclosure of their compensation practices to allow investors to properly analyze the effectiveness and appropriateness of the company’s compensation structure.

The Lord Abbett Advisers review all issues related to compensation on a case-by-case basis and may oppose management if we believe:

• a company’s compensation ratio to be excessive or inconsistent with that of its peers;

• a company’s compensation measures do not foster a long-term focus among its executive officers and other employees; or

• a company has not met performance expectations, among other reasons.

Advisory Vote on Executive Compensation

“Say-on-pay” proposals give shareholders a nonbinding vote on executive compensation and serve as a means of conveying to company management shareholder concerns, if any, about executive compensation. The Lord Abbett Advisers generally prefer that say-on-pay proposals occur on an annual basis and will evaluate say-on-pay proposals on a case-by-case basis. We consider a variety of factors in evaluating compensation, including whether we believe that compensation has been excessive or not properly aligned with long-term performance and whether we engaged with the company and they provided more detailed information regarding compensation.

Equity Compensation Plans

Equity compensation plans are intended to reward an executive’s performance through various stock-based incentives and should be designed to align an executive’s compensation with a company’s long-term performance. The Lord Abbett Advisers will vote on equity compensation plans on a case-by-case basis. In evaluating such proposals, we will consider the following factors, among others:

• whether or to what extent the plan has any potential to dilute the voting power or economic interests of other shareholders;

• the rate at which a company grants equity awards;

• the features of the plan and costs associated with it;

• whether the plan allows for repricing or replacement of underwater stock options; and

• quantitative data regarding compensation ranges by industry and company size.

We scrutinize any proposed repricing or replacement of underwater stock options, taking into consideration the stock’s volatility, management’s rationale for the repricing or replacement, the new exercise price, and any other factors we deem relevant.

This policy is proprietary and may not be distributed to, or shared with, any third-parties, unless required by applicable law or approved by Lord Abbett Global Compliance.

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Employee Stock Purchase Plans

Employee stock purchase plans permit employees to purchase company stock at discounted prices and, under certain circumstances, receive favorable tax treatment when they sell the stock. The Lord Abbett Advisers will vote on a case-by-case basis on employee stock purchase plans and will consider overall incentive structure and any dilutive effects of such plans, among other factors.

Clawback Provisions

The Lord Abbett Advisers believe that clawback provisions generally encourage executive accountability and help mitigate a company’s risk-taking behavior. We will evaluate proposals to require clawback provisions on a case-by-case basis and will consider a variety of factors, including concerns about the amount of compensation paid to the executive, the executive’s or the company’s performance, or accounting irregularities, among other relevant factors.

Tax Gross-ups

The Lord Abbett Advisers generally support the adoption of anti-tax gross-up policies, which limit payments by a company to an executive intended to reimburse some or all the executive’s tax liability with respect to compensation, perquisites, and other benefits.

Severance Agreements

Severance (also referred to as “golden parachute”) payments are sometimes made to departing executives after termination or upon a company’s change in control. The Lord Abbett Advisers will consider severance arrangements in the overall evaluation of executive compensation and may scrutinize cases in which benefits are especially lucrative, granted despite the executive’s or the company’s poor performance, or materially amended shortly before a triggering event. We will vote shareholder proposals related to severance agreements on a case-by-case basis.

Shareholder Rights

Proxy Access

Proxy access proposals advocate permitting shareholders to have their nominees for election to a company’s board of directors included in the company’s proxy statement in opposition to the company’s own nominees. Proxy access initiatives enable shareholders to nominate their own directors without incurring the often substantial cost of preparing and mailing a proxy statement, making it less expensive and easier for shareholders to challenge incumbent directors. The Lord Abbett Advisers vote on a case-by-case basis and will evaluate proposals that seek to allow proxy access based on the merits of each situation.

Similarly, we evaluate proposals that seek to amend the terms of an already existing proxy access by-law (“proxy fix-it” proposals) on a case-by-case basis but may vote against these proposals if the existing proxy access by-law has reasonable provisions already in place.

This policy is proprietary and may not be distributed to, or shared with, any third-parties, unless required by applicable law or approved by Lord Abbett Global Compliance.

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Shareholder Rights Plans

Shareholder rights plans or “poison pills” are a mechanism of defending a company against takeover efforts. Poison pills allow current shareholders to purchase stock at discounted prices or redeem shares at a premium after a takeover, effectively making the company more expensive and less attractive to potential acquirers. The Lord Abbett Advisers believe that poison pills can serve to entrench management and discourage takeover offers that may be attractive to shareholders. Accordingly, we generally vote in favor of proposals to eliminate poison pills and proposals to require that companies submit poison pills for shareholder ratification.

In evaluating a poison pill proposal, however, the Lord Abbett Advisers may consider the following factors, among others:

• the duration of the poison pill;

• whether we believe the poison pill facilitates a legitimate business strategy that is likely to enhance shareholder value;

• our level of confidence in management;

• whether we believe the poison pill will be used to force potential acquirers to negotiate with management and assure a degree of stability that will support long-term corporate goals; and

• the need to guard against takeover attempts.

Rights to Call Special Shareholder Meetings

The Lord Abbett Advisers typically support the right to call special shareholder meetings. In evaluating such a proposal, we will consider the following factors, among others:

• the stock ownership threshold required to call a special meeting;

• the purposes for which shareholders may call a special meeting;

• whether the company’s annual meetings offer an adequate forum in which shareholders may raise their concerns; and

• the anticipated economic impact on the company of having to hold additional shareholder meetings.

Similarly, we evaluate proposals that seek to amend the terms of an existing special meeting right on a case-by-case basis. We may vote against these proposals if the existing provision has a reasonable threshold in place.

Rights to Act by Written Consent

The Lord Abbett Advisers vote on a case-by-case basis on proposals requesting rights to act by written consent, though we may vote against these proposals if the company already grants shareholders the right to call special shareholder meetings at a reasonable threshold.

This policy is proprietary and may not be distributed to, or shared with, any third-parties, unless required by applicable law or approved by Lord Abbett Global Compliance.

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PROXY VOTING POLICY

Virtual Shareholder Meetings

Companies should hold annual special shareholder meetings in a manner that best services the needs of its shareholders and the company. Shareholders should have the opportunity to participate in such meetings. Shareholder meetings provide shareholders with the opportunity to provide feedback or raise concerns and hear from the board and company management.

The Lord Abbett Advisers will generally support management proposals seeking to allow for the convening of hybrid shareholder meetings (allowing shareholders the option to attend and participate either in person or through a virtual platform). We will consider proposals to authorize the company to hold virtual only meetings (held entirely through a virtual platform with no in-person component) on a case-by-case basis.

Supermajority Vote Requirements

A proposal that is subject to a supermajority vote must receive the support of more than a simple majority to pass. Supermajority vote requirements can have the effect of entrenching management by making it more difficult to effect change for a company and its corporate governance practices. The Lord Abbett Advisers typically support the ability of shareholders to approve or reject proposals based on a simple majority vote and will generally vote for proposals to remove supermajority vote requirements and against proposals to add them.

Cumulative Voting

The Lord Abbett Advisers generally vote against cumulative voting proposals. Cumulative voting provides that shareholders may concentrate their votes for one or more candidates, a system that can enable a minority block to place representation on a board.

Confidential Voting

The Lord Abbett Advisers believe that confidential voting allows shareholders to vote without fear of retribution or coercion based on their views. Thus, we generally support proposals that seek to preserve shareholders’ anonymity.

Reimbursing Proxy Solicitation Expenses

The Lord Abbett Advisers vote on a case-by-case basis on shareholder proposals to require a company to reimburse reasonable expenses incurred by one or more shareholders in a successful proxy contest.

Transacting Other Business

The Lord Abbett Advisers believe that proposals to allow shareholders to transact other business at a meeting may deprive other shareholders of sufficient time and information needed to carefully evaluate the relevant business issues and determine how to vote with respect to them. Therefore, we typically vote against such proposals.

This policy is proprietary and may not be distributed to, or shared with, any third-parties, unless required by applicable law or approved by Lord Abbett Global Compliance.

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PROXY VOTING POLICY

Corporate Matters

Charter Amendments

A company’s charter documents, which may consist of articles of incorporation or a declaration of trust and bylaws, govern the company’s organizational matters and affairs. The Lord Abbett Advisers consider proposals related to charter amendments on a case-by-case basis to the extent they are not explicitly covered by these Guidelines.

Capital Structure

A company may propose amendments to its charter documents to change the number of authorized shares or create new classes of stock. The Lord Abbett Advisers will generally support proposals to increase a company’s number of authorized shares if the company has articulated a clear and reasonable purpose for the increase (e.g., to facilitate a stock split, merger, acquisition, or restructuring). However, we generally oppose share capital increases that would have a substantial dilutive effect.

The Lord Abbett Advisers generally believe that all shares should have equal voting rights at publicly traded companies and will:

• generally oppose proposals to create a new class of stock with superior voting rights; and

• typically vote for proposals to eliminate a dual or multi-class voting structure.

Reincorporation

The Lord Abbett Advisers generally follow management’s recommendation regarding proposals to change a company’s state of incorporation, although we consider the rationale for the reincorporation and the financial, legal, and corporate governance implications of the reincorporation. We will vote against reincorporation proposals that we believe contravene shareholders’ interests.

Mergers, Acquisitions, and Restructurings

The Lord Abbett Advisers view the decision to approve or reject a potential merger, acquisition, or restructuring as being equivalent to an investment decision and evaluate such proposals on a case-by-case basis. In evaluating such proposals, we may consider the following factors, among others:

• the anticipated financial and operating benefits;

• the offer price;

• the prospects of the resulting company; and

• any expected changes in corporate governance and their impact on shareholder rights.

This policy is proprietary and may not be distributed to, or shared with, any third-parties, unless required by applicable law or approved by Lord Abbett Global Compliance.

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PROXY VOTING POLICY

Political Contributions and Lobbying

The Lord Abbett Advisers recognize that companies may participate in the political process within legal limits to help shape public policy consistent with a company’s strategy. While we understand the rationale for involvement in certain political activities, we generally encourage transparency in the process to help stakeholders evaluate potential risks that may impact returns. The Lord Abbett Advisers generally encourage the disclosure of oversight mechanisms related to political contributions and lobbying processes, including board oversight.

We will vote proposals related to political contributions and lobbying on a case-by-case basis. In evaluating these proposals, we will consider the current level of disclosure, peer disclosure, previous litigation or controversies, the consistency between a company’s public statements on issues and the nature of its lobbying activity, engagement, and reputational or legal risks, among other factors.

Climate Proposals

The Lord Abbett Advisers will vote proposals relating to environmental matters on a case-by-case basis. In evaluating these proposals, we consider materiality and risk and return potential as well as a company’s governance framework, current disclosures, peer disclosures, engagement, related controversies, and environmental commitments, among other factors.

Human Rights

The Lord Abbett Advisers support and respect the protection of internationally proclaimed human rights and companies that are not complicit in human rights abuses. In evaluating proposals related to human rights, the Lord Abbett Advisers will consider current company disclosures, peer disclosures, engagement, and related controversies, among other factors and vote such matters on a case-by-case basis.

Auditors

The Lord Abbett Advisers believe that companies normally are in the best position to select their auditors. However, we will evaluate such proposals on a case-by-case basis and may consider any concerns about impaired independence, accounting irregularities, controversies, or failure of the auditors to act in shareholders’ best economic interests, among other relevant factors.

This policy is proprietary and may not be distributed to, or shared with, any third-parties, unless required by applicable law or approved by Lord Abbett Global Compliance.

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APPENDIX D

DESCRIPTION OF CORPORATE BOND RATINGS

Moody’s Global Long-Term Rating Scale

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Moody’s Global Short-Term Rating Scale

P-1	Ratings of Prime-1 reflect a superior ability to repay short-term obligations.
P-2	Ratings of Prime-2 reflect a strong ability to repay short-term obligations.
P-3	Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P Long-Term Issue Credit Ratings*

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

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BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

*Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

S&P Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial

Part II

commitments on the obligation.

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Fitch Corporate Finance Obligations Credit Rating Scale

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B	Highly speculative. ‘B’ ratings indicate that material credit risk is present.
CCC	Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.
CC	Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.
C	Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Fitch Short-Term Ratings Assigned to Issuers and Obligations

F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C	High short-term default risk. Default is a real possibility.
RD

Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

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PART C
OTHER INFORMATION
Item 28. Exhibits

a. Articles of Incorporation.

i. Articles of Restatement dated October 28, 1998. Incorporated by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A filed on October 28, 1998.

ii. Articles Supplementary to Articles of Incorporation dated August 19, 2002. Incorporated by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement on Form N-1A filed on October 27, 2003.

iii. Articles of Amendment to Articles of Incorporation dated September 19, 2003. Incorporated by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement on Form N-1A filed on October 27, 2003.

iv. Articles Supplementary to Articles of Incorporation dated August 11, 2004 (Class Y). Incorporated by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A filed on August 19, 2004.

v. Articles of Amendment to Articles of Incorporation dated August 30, 2007. Incorporated by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement on Form N-1A filed on October 29, 2007.

vi. Articles Supplementary to Articles of Incorporation dated October 23, 2008. Incorporated by reference to Post-Effective Amendment No. 38 to the Registrant’s Registration Statement on Form N-1A filed on October 28, 2009.

vii. Articles Supplementary to Articles of Incorporation dated November 1, 2011. Incorporated by reference to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A filed on October 23, 2014.

viii. Articles Supplementary to Articles of Incorporation dated May 20, 2019. Incorporated by reference to Post-Effective Amendment No. 57 to the Registrant’s Registration Statement on Form N-1A filed on October 21, 2019.

ix. Articles Supplementary to Articles of Incorporation dated February 1, 2024. Incorporated by reference to Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on Form N-1A filed on October 23, 2025.

b. By-Laws. Amended and Restated By-Laws dated February 1, 2024. Incorporated by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on October 23, 2024.

c. Instruments Defining Rights of Security Holders. Not applicable.

d. Investment Advisory Contracts.

i. Management Agreement dated June 29, 1979. Incorporated by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A filed on October 25, 2017.

ii. Amendment to Management Agreement dated October 14, 1981. Incorporated by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A filed on October 25, 2017.

iii. Addendum to Management Agreement dated April 1, 2019. Incorporated by reference to Post-Effective Amendment No. 57 to the Registrant’s Registration Statement on Form N-1A filed on October 21, 2019.

e. Underwriting Contracts. Distribution Agreement dated July 12, 1996. Incorporated by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A filed on October 31, 2000.

f. Bonus or Profit Sharing Contracts. None.

g. Custodian Agreements.

i. Custodian Agreement dated November 1, 2001 (including updated Exhibit A dated as of March 31, 2017). Incorporated by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A filed on October 25, 2017.

ii. Amendment to Custodian Agreement dated June 21, 2017. Incorporated by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A filed on October 25, 2017.

iii. Letter Amendment dated December 5, 2018 to Custodian Agreement dated November 2001 (including updated Exhibit A dated December 5, 2018). Incorporated by reference to Lord Abbett Credit Opportunities Fund’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-2A filed on December 26, 2018.

iv. Letter Amendment dated April 2, 2020 to Custodian Agreement dated November 2001 (including updated Exhibit A dated April 2, 2020). Incorporated by reference to Lord Abbett Floating Rate High Income Fund’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-2A filed on June 1, 2020.

v. Letter Amendment dated June 22, 2021 to Custodian Agreement dated November 2001 (including updated Exhibit A dated April 6, 2021). Incorporated by reference to Lord Abbett Special Situations Income Fund’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-2A filed on June 30, 2021.

vi. Letter Amendment dated July 17, 2024 to Custodian Agreement dated November 2001 (including updated Exhibit A dated July 17, 2024). Incorporated by reference to Lord Abbett Municipal Opportunities Fund’s Pre-Effective Amendment No. 2 to its Registration Statement on Form N-2A filed on October 7, 2024.

vii. Letter Amendment dated May 21, 2025 to Custodian Agreement dated November 2001(including updated Exhibit A dated June 1, 2025). Incorporated by reference to Post-Effective Amendment No.64 to the Registrant’s Registration Statement on Form N-1A filed on October 23, 2025.

viii. Amended Exhibit A dated September 18, 2026, to the Custodian Agreement dated November 2001. Filed Herein.

h. Other Material Contracts.

i. Transfer Agency and Shareholder Services Agreement, including Schedule B dated March 29, 2022. Incorporated by reference to Lord Abbett Investment Trust’s Post-Effective Amendment No. 102 dated March 29, 2023.

ii. Amended Schedule B dated April 14, 2025 to the Transfer Agency and Shareholder Services Agreement dated March 29, 2022. Incorporated by reference to Post -Effective Amendment No.90 to Lord Abbett Bond Debenture Fund’s Registration Statement on Form N-1A filed on April 25, 2025.

iii. Amended and Restated Administrative Services Agreement dated as of May 1, 2016. Incorporated by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A filed on October 13, 2016.

iv. Amendment No. 1 to the Amended and Restated Administrative Services Agreement dated October 11, 2016. Incorporated by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A filed on October 13, 2016.

v. Amendment No. 2 to the Amended and Restated Administrative Services Agreement dated November 30, 2016. Incorporated by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A filed on October 25, 2017.

vi. Amendment No. 3 to the Amended and Restated Administrative Services Agreement dated March 31, 2017. Incorporated by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A filed on October 25, 2017.

vii. Amendment No. 4 to the Amended and Restated Administrative Services Agreement dated August 1, 2018. Incorporated by reference to Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A filed on October 24, 2018.

viii. Amendment No. 5 to the Amended and Restarted Administrative Services Agreement dated as of December 5, 2018. Incorporated by reference to Lord Abbett Securities Trust’s Post-Effective Amendment No. 94 to its Registration Statement on Form N-1A filed on January 29, 2019.

ix. Amendment No. 6 to the Amended and Restated Administrative Services Agreement dated as of January 25, 2019. Incorporated by reference to Lord Abbett Securities Trust’s Post-Effective Amendment No. 94 to its Registration Statement on Form N-1A filed on January 29, 2019.

x. Amendment No. 7 dated July 24, 2019 to the Amended and Restated Administrative Services Agreement dated May 1, 2016. Incorporated by reference to Post-Effective Amendment No. 124 to Lord Abbett Securities Trust’s Registration Statement on Form N-1A filed on October 25, 2019.

xi. Amendment No. 8 dated April 2, 2020 to the Amended and Restated Administrative Services Agreement dated May 1, 2016. Incorporated by reference to Post-Effective Amendment No. 41 to Lord Abbett Trust I’s Registration Statement on Form N-1A filed on April 29, 2020.

xii. Amendment No. 9 dated April 2, 2020 to the Amended and Restated Administrative Services Agreement dated May 1, 2016. Incorporated by reference to Pre-Effective Amendment No. 1 to Lord Abbett Floating Rate High Income Fund’s Registration Statement on Form N-2A filed on June 1, 2020.

xiii. Amendment No. 10 dated September 23, 2020 to the Amended and Restated Administrative Services Agreement dated May 1, 2016. Incorporated by reference to Lord Abbett Trust I’s Post-Effective Amendment No.47 to its Registration Statement on Form N-1A filed on December 14, 2020.

xiv. Amendment No. 11 dated April 6, 2021 to the Amended and Restated Administrative Services Agreement dated May 1, 2016. Incorporated by reference to Lord Abbett Trust I’s Post-Effective Amendment No. 49 to its Registration Statement on Form N-1A filed on June 21, 2021.

xv. Amendment No. 12 dated April 6, 2021 to the Amended and Restated Administrative Services Agreement dated May 1, 2016. Incorporated by reference to Lord Abbett Special Situations Income Fund’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2A filed on June 30, 2021.

xvi. Amendment No. 13 dated July 29, 2021 to the Amended and Restated Administrative Services Agreement dated May 1, 2016. Incorporated by reference to Lord Abbett Trust I’s Post-Effective Amendment No. 52 to the Registration Statement on Form N-1A filed on October 29, 2021.

xvii. Amendment No. 14 dated September 28, 2021 to the Amended and Restated Administrative Services Agreement dated May 1, 2016. Incorporated by reference to Lord Abbett Municipal Income Fund’s Post-Effective Amendment No.89 to the Registration Statement on Form N-1A filed on December 29, 2021.

xviii. Amendment No. 15 dated January 24, 2023 to the Amended and Restated Administrative Services Agreement dated May 1, 2016. Incorporated by reference to Lord Abbett Trust I’s Post-Effective Amendment No.57 to the Registration Statement on Form N-1A filed on April 28, 2023.

xix. Amendment No. 16 dated April 8, 2024 to the Amended and Restated Administrative Services Agreement dated May 1, 2016. Incorporated by reference to Lord Abbett Trust I’s Post Effective Amendment No. 61 to the Registration Statement on Form N-1A filed on April 4, 2024.

xx. Amendment No. 17 dated July 17, 2024 to the Amended and Restated Administrative Services Agreement dated May 1, 2016. Incorporated by reference to Lord Abbett Municipal Opportunities Fund’s Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2A filed on October 7, 2024.

xxi. Amendment No.18 dated September 30, 2024 to the Amended and Restated Administrative Services Agreement dated May 1, 2016. Incorporated by reference to Lord Abbett Flexible Income Fund‘s Pre-Effective Amendment No.3 to the Registration Statement on Form N-2A filed on January 17, 2025.

i. Legal Opinion. Opinion of Wilmer Cutler Pickering Hale and Dorr LLP, relating to Class A, B, C, and I shares. Incorporated by reference to Post-Effective Amendment No. 51 filed to the Registrant’s Registration Statement on Form N-1A on October 13, 2016.

j. Other Opinion. Consent of Deloitte & Touche LLP. Filed herein.

k. Omitted Financial Statements. Not applicable.

l. Initial Capital Agreements. Not applicable.

m. Rule 12b-1 Plan.

i. Amended and Restated Joint Rule 12b-1 Distribution Plan and Agreement for Lord Abbett Family of Funds dated July 1, 2019 with Schedule A and Schedule B dated as of July 1, 2019. Incorporated by reference to Lord Abbett Securities Trust’s Post-Effective Amendment No. 108 to its Registration Statement on Form N-1A filed on June 11, 2019.

ii. Schedule A dated January 24, 2023 to the Amended and Restated Joint Rule 12b-1 Plan and Distribution and Agreement dated July 1, 2019. Incorporated by reference to Lord Abbett Trust I’s Post-Effective Amendment No. 57 to its Registration Statement on Form N-1 filed on April 28, 2023.

n. Rule 18f-3 Plan.

i. Amended and Restated Rule 18f-3 Plan dated September 18, 2026 pursuant to Rule 18f-3 (d) under the Investment Company Act of 1940 with updated Schedule A dated as of September 18, 2026. Filed Herein.

o. Reserved.

p. Code of Ethics.

i. Code of Ethics and Personal Trading Policy dated as of August 2025. Incorporated by reference to Post-Effective Amendment No. 64 to the Registrant’s Registration Statement filed on Form N-1A filed on October 23, 2025.

Item 29. Persons Controlled by or Under Common Control with the Fund.

None.

Item 30. Indemnification.

The Registrant is incorporated under the laws of the State of Maryland and is subject to Section 2-418 of the Corporations and Associations Article of the Annotated Code of the State of Maryland controlling the indemnification of directors and officers.

The general effect of these statutes is to protect officers, directors and employees of the Registrant against legal liability and expenses incurred by reason of their positions with the Registrant. The statutes provide for indemnification for liability for proceedings not brought on behalf of the corporation and for those brought on behalf of the corporation, and in each case place conditions under which indemnification will be permitted, including requirements that the officer, director or employee acted in good faith. Under certain conditions, payment of expenses in advance of final disposition may be permitted. The By-laws of the Registrant, without limiting the authority of the Registrant to indemnify any of its officers, employees or agents to the extent consistent with applicable law, make the indemnification of its directors mandatory subject only to the conditions and limitations imposed by the above- mentioned Section 2-418 of Maryland law and by the provisions of Section 17(h) of the Investment Company Act of 1940, as amended (the “1940 Act”) as interpreted and required to be implemented by SEC Release No. IC-11330 of September 4, 1980.

In referring in its By-laws to, and making indemnification of directors subject to the conditions and limitations of, both Section 2-418 of the Maryland law and Section 17(h) of the 1940 Act, as amended, the Registrant intends that conditions and limitations on the extent of the indemnification of directors imposed by the provisions of either Section 2-418 or Section 17(h) shall apply and that any inconsistency between the two will be resolved by applying the provisions of said Section 17(h) if the condition or limitation imposed by Section 17(h) is the more stringent. In referring in its By-laws to SEC Release No. IC-11330 as the source for interpretation and implementation of said Section 17(h), the Registrant understands that it would be required under its By-laws to use reasonable and fair means in determining whether indemnification of a director should be made and undertakes to use either (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified (“indemnitee”) was not liable to the Registrant or to its security holders by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office (“disabling conduct”) or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of such disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither “interested persons” as (defined in the 1940 Act, as amended) of the Registrant nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Also, the Registrant will make advances of attorneys' fees or other expenses incurred by a director in his defense only if (in addition to his undertaking to repay the advance if he is not ultimately entitled to indemnification) (1) the indemnitee provides a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the non-interested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, (the “Act”) may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

In addition, the Registrant maintains a directors’ and officers’ errors and omissions liability insurance policy protecting directors and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as directors or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 31. Business and Other Connections of the Investment Adviser.

Adviser – Lord, Abbett & Co. LLC

Lord, Abbett & Co. LLC is the investment adviser of the Registrant and provides investment management services to the Lord Abbett Family of Funds and to various pension plans, institutions and individuals.

Set forth below is information relating to the business, profession, vocation or employment of a substantial nature that each partner of the adviser, is or has been engaged in within the last two fiscal years for his/her own account in the capacity of director, officer, employee, partner or trustee of Lord Abbett. The principal business address of each partner is c/o Lord, Abbett & Co. LLC, 30 Hudson Street, Jersey City, NJ 07302-4804.

None.

Item 32. Principal Underwriters.

a. Lord Abbett Distributor LLC serves as principal underwriter for the Registrant. Lord Abbett Distributor LLC also serves as principal underwriter for the following registered open-end investment companies sponsored by Lord, Abbett & Co. LLC:

Lord Abbett Affiliated Fund, Inc.
Lord Abbett Bond-Debenture Fund, Inc.
Lord Abbett Developing Growth Fund, Inc.
Lord Abbett Global Fund, Inc.
Lord Abbett Investment Trust

Lord Abbett Mid Cap Stock Fund, Inc.
Lord Abbett Municipal Income Fund, Inc.
Lord Abbett Research Fund, Inc.
Lord Abbett Securities Trust
Lord Abbett Series Fund, Inc.
Lord Abbett Trust I

b. Lord Abbett Distributor LLC is a wholly owned subsidiary of Lord, Abbett & Co. LLC. The principal officers of Lord Abbett Distributor LLC are:

Name and Principal Business Address*	Positions and/or Offices with Lord Abbett Distributor LLC	Positions and Offices with the Registrant

Douglas B. Sieg	Chief Executive Officer	President and Chief Executive Officer

Randolph A. Stuzin	Chief Legal Officer	Vice President and Assistant Secretary

Angela Fannon	Chief Financial Officer	N/A

Mary Ann Picciotto	Chief Compliance Officer	Chief Compliance Officer

* Each officer has a principal business address of: 30 Hudson Street, Jersey City, New Jersey 07302.

c. Not applicable.

Item 33. Location of Accounts and Records.

Registrant maintains the records required by Rules 31a-1(a) and (b) and 31a-2(a) under the 1940 Act, as amended at its main office.

Lord, Abbett & Co. LLC maintains the records required by Rules 31a-1(f) and 31a-2(e) under the 1940 Act, as amended at its main office.

Certain records such as cancelled stock certificates and correspondence may be physically maintained at the main office of Registrant’s Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3 under the 1940 Act.

Item 34. Management Services.

None.

Item 35. Undertakings.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Jersey City, and State of New Jersey on the 26th day of October, 2026.

LORD ABBETT U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES MONEY MARKET FUND, INC.

BY: /s/ Brooke A. Fapohunda
Brooke A. Fapohunda
Vice President, Secretary and Chief Legal Officer

BY: /s/ Gina Andes
Gina Andes
Interim Principal Accounting Officer and Assistant Treasurer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date
Evelyn E. Guernsey*	Chair and Director	October 26, 2026
Evelyn E. Guernsey

Douglas B. Sieg*	President, CEO, and Director	October 26, 2026
Douglas B. Sieg

Kathleen M. Lutito*	Director	October 26, 2026
Kathleen M. Lutito

Peter McNamara*	Director	October 26, 2026
Peter McNamara

Karla M. Rabusch*	Director	October 26, 2026
Karla M. Rabusch

Lorin Patrick Taylor Radtke*	Director	October 26, 2026
Lorin Patrick Taylor Radtke

Leah Song Richardson*	Director	October 26, 2026
Leah Song Richardson

Mark A. Schmid*	Director	October 26, 2026
Mark A. Schmid

*BY:	/s/ Brooke A. Fapohunda Brooke A. Fapohunda Attorney-in-Fact signed pursuant to power of attorney filed herein.

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints each of Brooke A. Fapohunda, Christian Corkery, Christopher J. Costello, Jannet Jassi and John Kim with full power to act without the other, as each of the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign (i) any and all Registration Statements of each Fund enumerated on Exhibit A hereto for which such person serves as a Director/Trustee (including Registration Statements on Forms N-1A and N-14, and any amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, and other filings with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate; and (ii) subject to the terms of each Fund’s governing instrument and applicable state laws, any amendment or supplement to the governing instrument of each Fund enumerated on Exhibit A hereto for which such person serves as a Director/Trustee, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this instrument has been signed below by the following persons in the capacities indicated as of September 17, 2026.

Signatures	Title
Chair and
/s/Evelyn E. Guernsey	Director/Trustee
Evelyn E. Guernsey
President, CEO
/s/Douglas B. Sieg	and Director/Trustee
Douglas B. Sieg

/s/ Kathleen M. Lutito	Director/Trustee
Kathleen M. Lutito

/s/ Peter McNamara	Director/Trustee
Peter McNamara

/s/Karla M. Rabusch	Director/Trustee
Karla M. Rabusch

/s/Lorin Patrick Taylor Radtke	Director/Trustee
Lorin Patrick Taylor Radtke

/s/Leah Song Richardson	Director/Trustee
Leah Song Richardson

/s/Mark A. Schmid	Director/Trustee
Mark A. Schmid

EXHIBIT A

Lord Abbett Affiliated Fund, Inc.

Lord Abbett Bond-Debenture Fund, Inc.

Lord Abbett Developing Growth Fund, Inc.

Lord Abbett Global Fund, Inc.

Lord Abbett Investment Trust

Lord Abbett Mid Cap Stock Fund, Inc.

Lord Abbett Municipal Income Fund, Inc.

Lord Abbett Research Fund, Inc.

Lord Abbett Securities Trust

Lord Abbett Series Fund, Inc.

Lord Abbett Trust I

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.

INDEX OF EXHIBITS

Exhibit	Exhibit Name

g (viii)	Amended Exhibit A dated September 18, 2026, to the Custodian Agreement dated November 2001.

j	Consent of Deloitte & Touche LLP.

n (i)	Amended and Restated Rule 18f-3 Plan dated September 18, 2026 pursuant to Rule 18f-3 (d)under the Investment Company Act of 1940 with updated Schedule A dated as of September 18, 2026.

EXHIBIT INDEX

Exhibit No.	Description

EX-101.SCH	XBRL Taxonomy Extension Schema Document
EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase
EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase
EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase
EX-101.CAL	XBRL Taxonomy Calculation Linkbase